AMENDED AND RESTATED


                             MASTER LEASE AGREEMENT


                                     BETWEEN


                             HEALTH CARE REIT, INC.


                        HCRI MISSISSIPPI PROPERTIES, INC.


                     HCRI MASSACHUSETTS PROPERTIES TRUST II


                           HCRI TEXAS PROPERTIES, LTD.


                                       AND


                              EMERITUS CORPORATION



                               SEPTEMBER 30, 2003


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hcri\emeritus-ml\Lease-Amend     (vi)     9/8/03

hcri\emeritus-ml\Lease-Amend     9/8/03
                                TABLE OF CONTENTS
                                -----------------


SECTION     PAGE
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ARTICLE  1:  LEASED  PROPERTY,  TERM  AND  DEFINITIONS     1
1.1     Leased  Property     1
1.2     Indivisible  Lease.     1
1.3     Term     2
1.4     Definitions     2
1.5     Landlord  As  Agent     10
ARTICLE  2:  RENT     10
2.1     Base  Rent     10
2.2     Base  Rent  Adjustments.     11
2.2.1     Base  Rent  Adjustments  -  Additional  Investment  Advances     11
2.3     Additional  Rent     11
2.3.1     General  Additional  Rent     11
2.4     Place  of  Payment  of  Rent     11
2.5     Net  Lease     11
2.6     No  Termination,  Abatement,  Etc     11
2.7     Transaction  Fee     12
ARTICLE  3:  IMPOSITIONS  AND  UTILITIES     12
3.1     Payment  of  Impositions     12
3.2     Definition  of  Impositions     13
3.3     Escrow  of  Impositions     13
3.4     Utilities     14
3.5     Discontinuance  of  Utilities     14
3.6     Business  Expenses     14
3.7     Permitted  Contests     14
ARTICLE  4:  INSURANCE     15
4.1     Property  Insurance     15
4.2     Liability  Insurance     16
4.3     Builder's  Risk  Insurance     16
4.4     Insurance  Requirements     17
4.5     Replacement  Value     17
4.6     Blanket  Policy     17
4.7     No  Separate  Insurance     18
4.8     Waiver  of  Subrogation     18
4.9     Mortgages     18
4.10     Escrows     18
ARTICLE  5:  INDEMNITY     18
5.1     Tenant's  Indemnification     18
5.1.1     Notice  of  Claim     19
5.1.2     Survival  of  Covenants     19
5.1.3     Reimbursement  of  Expenses     19
5.2     Environmental  Indemnity;  Audits     19
5.3     Limitation  of  Landlord's  Liability     20
ARTICLE  6:  USE  AND  ACCEPTANCE  OF  PREMISES     20
6.1     Use  of  Leased  Property     20
6.2     Acceptance  of  Leased  Property     21
6.3     Conditions  of  Use  and  Occupancy     21
ARTICLE  7:  MAINTENANCE  AND  MECHANICS'  LIENS     21
7.1     Maintenance     21
7.2     Required  Alterations     22
7.3     Mechanic's  Liens     22
7.4     Replacements  of  Fixtures  and  Landlord's  Personal  Property     22
ARTICLE  8:  DEFAULTS  AND  REMEDIES     23
8.1     Events  of  Default     23
8.2     Remedies     25
8.3     Right  of  Set-Off     28
8.4     Performance  of  Tenant's  Covenants     28
8.5     Late  Payment  Charge     28
8.6     Default  Rent     28
8.7     Attorneys'  Fees     28
8.8     Escrows  and  Application  of  Payments     29
8.9     Remedies  Cumulative     29
8.10     Waivers     29
8.11     Obligations  Under  the  Bankruptcy  Code     29
8.12     California  Remedies     30
8.12.1     Remedies     30
8.12.2     Damages     30
8.13     Texas  Remedies     31
8.13.1     Remedies     31
8.13.2     Damages     31
ARTICLE  9:  DAMAGE  AND  DESTRUCTION     32
9.1     Notice  of  Casualty     32
9.2     Substantial  Destruction     33
9.3     Partial  Destruction     34
9.4     Restoration     34
9.5     Insufficient  Proceeds     34
9.6     Not  Trust  Funds     35
9.7     Landlord's  Inspection     35
9.8     Landlord's  Costs     35
9.9     No  Rent  Abatement     35
ARTICLE  10:  CONDEMNATION     35
10.1     Total  Taking     35
10.2     Partial  Taking     36
10.3     Condemnation  Proceeds  Not  Trust  Funds     36
ARTICLE  11:  TENANT'S  PROPERTY     36
11.1     Tenant's  Property     36
11.2     Requirements  for  Tenant's  Property     36
ARTICLE  12:  RENEWAL  OPTIONS     38
12.1     Renewal  Options     38
12.2     Effect  of  Renewal     38
ARTICLE  13:  RIGHT  OF  FIRST  OPPORTUNITY     38
13.1     Right  of  First  Opportunity     38
13.2     Fair  Market  Value     40
ARTICLE  14:  NEGATIVE  COVENANTS     42
14.1     No  Debt     42
14.2     No  Liens     42
14.3     No  Guaranties     42
14.4     No  Transfer     42
14.5     No  Dissolution     42
14.6     Subordination  of  Payments  to  Affiliates     42
14.7     Change  of  Location  or  Name     42
ARTICLE  15:  AFFIRMATIVE  COVENANTS     43
15.1     Perform  Obligations     43
15.2     Proceedings  to  Enjoin  or  Prevent  Construction     43
15.3     Documents  and  Information     43
15.3.1     Furnish  Documents     43
15.3.2     Furnish  Information     43
15.3.3     Further  Assurances  and  Information     44
15.3.4     Material  Communications     44
15.3.5     Requirements  for  Financial  Statements     44
15.4     Compliance  With  Laws     44
15.5     Broker's  Commission     45
15.6     Existence  and  Change  in  Ownership     45
15.7     Financial  Covenants     45
15.7.1     Definitions     45
15.7.2     Coverage  Ratio     45
15.8     Facility  Licensure  and  Certification     45
15.9     Transfer  of  License  and  Facility  Operations     46
15.9.1     Licensure     46
15.9.2     Facility  Operations     46
15.10     Bed  Operating  Rights     46
15.11     Power  of  Attorney     47
ARTICLE  16:  ALTERATIONS,  CAPITAL  IMPROVEMENTS,  AND  SIGNS     47
16.1     Prohibition  on  Alterations  and  Improvements     47
16.2     Approval  of  Alterations     47
16.3     Permitted  Alterations     48
16.4     Requirements  for  Permitted  Alterations     48
16.5     Ownership  and  Removal  of  Permitted  Alterations     49
16.6     Minimum  Qualified  Capital  Expenditures     49
16.7     Signs     49
ARTICLE  17:  CONTINGENT  PAYMENT     49
17.1     Contingent  Payment     49
17.1.1     Contingent  Payment  Advance     49
17.1.3     Use  of  Proceeds     50
17.2     Increase  in  Base  Rent     50
17.3     Other  Costs     50
ARTICLE  18:  ASSIGNMENT  AND  SALE  OF  LEASED  PROPERTY     50
18.1     Prohibition  on  Assignment  and  Subletting     50
18.2     Requests  for  Landlord's Consent to Assignment, Sublease or Management
Agreement     51
18.3     Agreements  with  Residents     51
18.4     Sale  of  Leased  Property     52
18.5     Assignment  by  Landlord     52
ARTICLE  19:  HOLDOVER  AND  SURRENDER     52
19.1     Holding  Over     52
19.2     Surrender     53
19.3     Indemnity     53
ARTICLE  20:  [RESERVED]     53
ARTICLE  21:  QUIET  ENJOYMENT,  SUBORDINATION,  ATTORNMENT  AND  ESTOPPEL
CERTIFICATES     53
21.1     Quiet  Enjoyment     53
21.2     Subordination     53
21.3     Attornment     54
21.4     Estoppel  Certificates     54
ARTICLE  22:  REPRESENTATIONS  AND  WARRANTIES     55
22.1     Organization  and  Good  Standing     55
22.2     Power  and  Authority     55
22.3     Enforceability     55
22.4     Government  Authorizations     55
22.5     Financial  Statements     55
22.6     Condition  of  Facility     56
22.7     Compliance  with  Laws     56
22.8     No  Litigation     56
22.9     Consents     56
22.10     No  Violation     57
22.11     Reports  and  Statements     57
22.12     ERISA     57
22.13     Chief  Executive  Office     57
22.14     Other  Name  or  Entities     57
22.15     Parties  in  Possession     58
22.16     Access     58
22.17     Utilities     58
22.18     Condemnation  and  Assessments     58
22.19     Zoning     58
22.20     Pro  Forma  Statement     58
22.21     Environmental  Matters     58
22.22     Leases  and  Contracts     59
22.23     No  Default     59
22.24     Tax  Status     59
ARTICLE  23:  RESERVED     59
ARTICLE  24:  SECURITY  INTEREST     59
24.1     Collateral     59
24.2     Additional  Documents     60
24.3     Notice  of  Sale     60
24.4     Recharacterization     61
ARTICLE  25:  MISCELLANEOUS     61
25.1     Notices     61
25.2     Advertisement  of  Leased  Property     61
25.3     Entire  Agreement     61
25.4     Severability     61
25.5     Captions  and  Headings     62
25.6     Governing  Law     62
25.7     Memorandum  of  Lease     62
25.8     Waiver     62
25.9     Binding  Effect     62
25.10     No  Offer     62
25.11     Modification     62
25.12     Landlord's  Modification     63
25.13     No  Merger     63
25.14     Laches     63
25.15     Limitation  on  Tenant's  Recourse     63
25.16     Construction  of  Lease     63
25.17     Counterparts     63
25.18     Custody  of  Escrow  Funds     63
25.19     Landlord's  Status  as  a  REIT     63
25.20     Exhibits     63
25.21     WAIVER  OF  JURY  TRIAL     64
25.22     CONSENT  TO  JURISDICTION     64
25.23     Attorney's  Fees  and  Expenses     64
25.24     Survival     65
25.25     Time     65
25.26     Subtenant     65

SCHEDULE  1:     INITIAL  RENT  SCHEDULE
EXHIBIT  A:     LEGAL  DESCRIPTIONS
EXHIBIT  B:     PERMITTED  EXCEPTIONS
EXHIBIT  C:     FACILITY  INFORMATION
EXHIBIT  D:     LANDLORD'S  PERSONAL  PROPERTY
EXHIBIT  E:     DOCUMENTS  TO  BE  DELIVERED
EXHIBIT  F:     TENANT'S  CERTIFICATE  AND  FACILITY  FINANCIAL  REPORTS
EXHIBIT  G:     GOVERNMENT  AUTHORIZATIONS  TO  BE  OBTAINED;  ZONING  PERMITS
EXHIBIT  H:     PENDING  LITIGATION
EXHIBIT  I:     LIST  OF  LEASES  AND  CONTRACTS
EXHIBIT  J:     WIRE  TRANSFER  INSTRUCTIONS
EXHIBIT  K:     FINANCIAL  STATEMENTS
EXHIBIT  L:     PAYMENT  OF  WORKING  CAPITAL  LOAN
hcri\emeritus-ml\Lease-Amend     -  67  -     9/8/03

hcri\emeritus-ml\Lease-Amend     9/8/03
                   AMENDED AND RESTATED MASTER LEASE AGREEMENT


          This Amended and Restated Master Lease Agreement ("Lease") is made effective as of September 30, 2003 (the "Amended Effective Date") between HEALTH CARE REIT, INC., a corporation organized under the laws of the State of Delaware ("HCRI" and a "Landlord" as further defined in 1.4 below), having its principal office located at One SeaGate, Suite 1500, P.O. Box 1475, Toledo, Ohio 43603-1475, HCRI MISSISSIPPI PROPERTIES, INC., a corporation organized under the laws of the State of Mississippi ("HCRI-MS" and a "Landlord" as further defined in 1.4 below), having its principal office located at One SeaGate, Suite 1500, P.O. Box 1475, Toledo, Ohio 43603-1475, HCRI MASSACHUSETTS PROPERTIES TRUST II, a business trust organized under the laws of the Commonwealth of Massachusetts ("HCRI-MA" and a "Landlord" as further defined in 1.4 below), having its principal office located at One SeaGate, Suite 1500, P.O. Box 1475, Toledo, Ohio 43603-1475, HCRI TEXAS PROPERTIES, LTD., a limited partnership organized under the laws of the State of Texas ("HCRI-TX" and a "Landlord" as further defined in
1.4 below), having its principal office located at One SeaGate, Suite 1500, P.O. Box 1475, Toledo, Ohio 43603-1475, and EMERITUS CORPORATION, a corporation organized under the laws of the State of Washington ("Tenant"), having its chief executive office located at 3131 Elliott Avenue, Suite 500, Seattle, Washington 98121.
                                 R E C I T A L S
A. Effective as of March 28, 2002, HCRI and HCRI-MS, as landlord, and Tenant entered into a certain Master Lease Agreement ("Master Lease"). Landlord and Tenant desire to amend the Master Lease by adding 19 additional facilities and otherwise amend the Master Lease as set forth herein.
B. Landlord desires to lease the Leased Property, as hereinafter defined, to Tenant and Tenant desires to lease the Leased Property from Landlord upon the  terms  set  forth  in  this  Lease.
          NOW,  THEREFORE,  Landlord  and  Tenant  agree  as  follows:
ARTICLE 1:  LEASED PROPERTY, TERM AND DEFINITIONSARTICLE 1 LEASED PROPERTY, TERM
                                 AND DEFINITIONS
          1.1     Leased  Property1.1     Leased  Property.  Landlord  hereby
                  --------------------     ----------------
leases to Tenant and Tenant hereby leases from Landlord the Leased Property, subject, however, to the Permitted Exceptions and subject to the terms and conditions of this Lease.
          1.2     Indivisible  Lease.1.2     Indivisible  Lease.  This  Lease
                  ------------------
constitutes one indivisible lease of the entire Leased Property. The Leased Property constitutes one economic unit and the Base Rent and all other provisions, including, but not limited to, the provisions concerning the Contingent Payment Advance, have been negotiated and agreed to based on a lease of all of the Leased Property as a single, composite, inseparable transaction and would have been materially different had separate leases or a divisible lease been intended. Except as expressly provided herein for specific, isolated purposes (and then only to the extent expressly otherwise stated), all provisions of this Lease shall apply equally and uniformly to all the Leased Property as one unit and any Event of Default under this Lease is an Event of Default as to the entire Leased Property. The parties intend that the provisions of this Lease shall at all times be construed, interpreted and applied so as to carry out their mutual objective to create a single indivisible lease of all the Leased Property and, in particular but without limitation, that for purposes of any assumption, rejection or assignment of this Lease under the Bankruptcy Code, this is one indivisible and non-severable lease and executory contract dealing with one legal and economic unit which must be assumed, rejected or assigned as a whole with respect to all (and only all) the Leased Property covered hereby. The parties agree that the existence of more than one Landlord under this Lease does not affect the indivisible, non-severable nature of this Lease. The parties may amend this Lease from time to time to include one or more additional Facility Properties as part of the Leased Property and such future addition to the Leased Property shall not in any way change the indivisible and non-severable nature of this Lease and all of the foregoing provisions shall continue to apply in full force.
          1.3     Term1.3     Term.  The  initial term ("Initial Term") of this
                  --------     ----
Lease commences on the Amended Effective Date and expires at 12:00 Midnight Eastern Time on the day before the 15th anniversary of the Amended Commencement Date (the "Expiration Date"); provided, however, that Tenant has an option to renew the Lease pursuant to Article 12.
          1.4     Definitions1.4     Definitions.  Except  as  otherwise
                  ---------------     -----------
expressly provided, [i] the terms defined in this section have the meanings assigned to them in this section and include the plural as well as the singular; [ii] all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as of the time applicable; and [iii] the words "herein", "hereof", and "hereunder" and similar words refer to this Lease as a whole and not to any particular section.
          "ADA" means the federal statute entitled Americans with Disabilities Act, 42 U.S.C. 12101, et seq.
                          -------
          "Additional Facilities" means those 19 Facilities added to this Lease as of the Amended Effective Date.
          "Additional  Investment  Advance"  means  $110,000.000.00.
          "Affiliate" means any person, corporation, partnership, limited liability company, trust, or other legal entity that, directly or indirectly, controls, or is controlled by, or is under common control with Tenant or Guarantor. "Control" (and the correlative meanings of the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity. "Affiliate" includes, without limitation, Guarantor. An Affiliate of Tenant shall specifically exclude Columbia Pacific Management, Inc., or any Affiliate thereof, Holiday Retirement Corporation, or any Affiliate thereof, and Alterra Healthcare Corporation or any Affiliate thereof, but only prior to the date of Tenant's acquisition thereof.
          "Amended Commencement Date" means the Amended Effective Date if such date is the first day of a month, and if it is not, the first day of the first month following the Amended Effective Date.
          "Amended  Effective  Date"  means  the  date  of  this  Lease.
          "Annual Company Budget" means Company's projection of its financial statement for the next fiscal year (or the 12-month rolling forward period, if applicable), which shall include the balance sheet, statement of income, statement of cash flows, statement of shareholders' equity and statement of capital expenditures for the applicable period.
          "Annual Facility Budget" means Tenant's projection of the Facility Financial Statement for the next fiscal year (or the 12-month rolling forward period, if applicable).
          "Annual Financial Statements" means [i] for Tenant, an audited balance sheet, statement of income, and statement of cash flows for the most recent fiscal year on an individual facility and consolidated basis and [ii] for each Facility, an unaudited Facility Financial Statement for the most recent fiscal year.
          "Average Daily Census" means the number determined by dividing the total resident days for a Facility during a specific month by the actual number of days contained in that month.
          "Bankruptcy Code" means the United States Bankruptcy Code set forth in 11 U.S.C. 101 et. seq., as amended from time to time.
          "Base Price" means an amount equal to the greater of [i] Total Investment Amount; or [ii] the sum of [a] the Total Investment Amount plus [b] 50% of the difference between the Fair Market Value at the time of the option exercise and the sum of [I] the Total Investment Amount and [II] $25,800,000.00 less any Contingent Payment Advance.
          "Base Rent" has the meaning set forth in 2.1, as increased from time to time pursuant to 2.2.
          "Business Day" means any day other than a Saturday, Sunday, or national holiday.
          "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time.
          "Closing" means the closing of the lease of the Leased Property to Tenant.
          "Collateral"  has  the  meaning  set  forth  in  24.1.
          "Commencement  Date"  means  April  1,  2002.
          "Commitment" means the Commitment Letter for the Lease dated August 15, 2003.
          "Contingent Payment Amount" means incremental amounts up to the maximum amount of the then outstanding principal balance of the Working Capital Loan.
          "Contingent Payment Advance" means any advance of funds by Landlord to Tenant pursuant to Article 17.
          "Company"  means  Tenant.
          "CPI" means the United States Department of Labor, Bureau of Labor Statistics Revised Consumer Price Index for All Urban Consumers (1982-1984=100), U.S. City Average, All Items, or, if that index is not available at the time in question, the index designated by such Department as the successor to such index, and if there is no index so designated, an index for an area in the
United States that most closely corresponds to the entire United States, published by such Department, or if none, by any other instrumentality of the United States.
          "Default  Rent"  has  the  meaning  set  forth  in  8.6.
          "Effective  Date"  means  March  28,  2002.
          "Environmental Laws" means all federal, state, and local laws, ordinances and policies the purpose of which is to protect human health and the environment, as amended from time to time, including, but not limited to, [i] CERCLA; [ii] the Resource Conservation and Recovery Act; [iii] the Hazardous Materials Transportation Act; [iv] the Clean Air Act; [v] Clean Water Act; [vi] the Toxic Substances Control Act; [vii] the Occupational Safety and Health Act; [viii] the Safe Drinking Water Act; and [ix] analogous state laws and regulations.
          "Event of Default" has the meaning set forth in 8.1. "Expiration Date" has the meaning set forth in 1.3.
          "Facility" means each facility located on a portion of the Land, including the Facility Property associated with such Facility. References in this Lease to "the Facility" shall mean each Facility individually unless expressly stated otherwise.
          "Facility Financial Statement" means a financial statement for each Facility which shall include the balance sheet, statement of income, statement of cash flows, statement of shareholders' equity, occupancy census data (including payor mix), statement of capital expenditures and a comparison of the actual financial data versus the Annual Facility Budget for the applicable period.
          "Facility Name" means the name under which a Facility has done business during the Term. The Facility Name in use by each Facility on the
Amended  Effective  Date  is  set  forth  on  the  attached  Exhibit  C.
          "Facility Property" means the portion of the Land on which a Facility is located, the legal description of which is set forth beneath the applicable Facility Name on Exhibit A, the Improvements on such portion of the Land, the Related Rights with respect to such portion of the Land, and Landlord's Personal Property with respect to such Facility.
          "Facility State" means the State in which a respective Facility is located.
          "Facility States" means, collectively, the States in which the Leased Property is located.
          "Facility Uses" means the uses relating to the operation of a Facility as a facility of the type and operating the number of beds and units set forth on Exhibit C with respect to such Facility.
          "Fair Market Value" has the meaning set forth in 13.2. "Financial Statements" means [i] the annual, quarterly and year to date financial statements of Tenant; and [ii] all operating statements for each Additional Facility, that were submitted to Landlord prior to the Amended Effective Date.
          "Fixtures" means all permanently affixed equipment, machinery, fixtures and other items of real and/or personal property (excluding Landlord's Personal Property), including all components thereof, now and hereafter located in, on or used in connection with, and permanently affixed to or incorporated into the Improvements, including, without limitation, all furnaces, boilers, heaters, electrical equipment, heating, plumbing, lighting, ventilating, refrigerating, incineration, air and water pollution control, waste disposal, air-cooling and air-conditioning systems and apparatus, sprinkler systems and fire and theft protection equipment, built-in oxygen and vacuum systems, towers and other devices for the transmission of radio, television and other signals, all of which, to the greatest extent permitted by law, are hereby deemed by the parties hereto to constitute real estate, together with all replacements, modifications, alterations and additions thereto.
          "General Additional Rent" has the meaning set forth in 2.3.1. "Government Authorizations" means all permits, licenses, approvals, consents, and authorizations required to comply with all Legal Requirements, including, but not limited to, [i] zoning permits, variances, exceptions, special use permits, conditional use permits, and consents; [ii] the permits, licenses, provider agreements and approvals required for licensure and operation of each Facility in accordance with its respective Facility Uses and, if applicable, certified as a provider under the federal Medicare and state Medicaid programs; [iii] environmental, ecological, coastal, wetlands, air, and water permits, licenses, and consents; [iv] curb cut, subdivision, land use, and planning permits, licenses, approvals and consents; [v] building, sign, fire, health, and safety permits, licenses, approvals, and consents; and [vi] architectural reviews, approvals, and consents required under restrictive covenants.
          "Guarantor" means Texas-ESC-Lubbock, L.P., a Washington limited partnership.
          "Guaranty" means the Unconditional and Continuing Lease Guaranty entered into by Guarantor to guarantee payment and performance of the Obligor Group Obligations and any amendments thereto or substitutions or replacements therefor.
          "Hazardous Materials" means any substance [i] the presence of which poses a hazard to the health or safety of persons on or about the Land, including, but not limited to, asbestos containing materials; [ii] which requires removal or remediation under any Environmental Law, including, without limitation, any substance which is toxic, explosive, flammable, radioactive, or otherwise hazardous; or [iii] which is regulated under or classified under any Environmental Law as hazardous or toxic, including, but not limited to, any substance within the meaning of "hazardous substance", "hazardous material", "hazardous waste", "toxic substance", "regulated substance", "solid waste", or "pollutant" as defined in any Environmental Law.
          "HCRI" means Health Care REIT, Inc., a corporation organized under the laws of the State of Delaware.
          "HCRI  Landlord"  means  HCRI-MS,  HCRI-MA  and  HCRI-TX.
          "HIPDB" means the Healthcare Integrity and Protection Data Bank maintained by the Department of Health and Human Services.
          "Impositions"  has  the  meaning  set  forth  in  3.2.
          "Improvements" means all buildings, structures, Fixtures and other improvements of every kind on any portion of the Land, including, but not limited to, alleys, sidewalks, utility pipes, conduits and lines (on-site and off-site), parking areas and roadways appurtenant to such buildings and structures,  now  or  hereafter  situated  upon  any  portion  of  the  Land.
          "Initial Facilities" means Paso Robles, California; Fairfield, California; Urbana, Illinois and Hattiesburg, Mississippi.
          "Initial  Investment  Advance"  means  $39,700,000.00.
          "Initial  Term"  has  the  meaning  set  forth  in  1.3.
          "Investment Advance" means any advance of funds by Landlord to Tenant pursuant to the terms of this Lease.
          "Investment Advance Amount" means the amount of any Investment Advance. The first Investment Advance Amount is the Initial Investment Advance. The Second Investment Advance Amount is the Additional Investment Advance.
          "Investment Amount" is an aggregate concept and means the sum of the Investment Advance Amounts outstanding at the applicable time. As of the Amended Effective Date, the Investment Amount is $149,700,000.00.
          "Land" means the real property described in Exhibit A attached hereto. "Landlord" means HCRI, HCRI-MS, HCRI-MA and HCRI-TX, individually and collectively.
          "Landlord Affiliate" means any person, corporation, partnership, limited liability company, trust, or other legal entity that, directly or indirectly, controls, or is controlled by, or is under common control with Landlord. "Control" (and the correlative meanings of the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity.
          "Landlord's Personal Property" means all Personal Property owned by Landlord on the Amended Effective Date and located at the Facility, including, without limitation, all personal property listed on the attached Exhibit D, together with any and all replacements thereof, and all Personal Property that pursuant to the terms of this Lease becomes the property of Landlord during the Term.
          "Lease" means this Amended and Restated Master Lease Agreement, as amended from time to time.
          "Lease  Documents"  means  this  Lease  and  all documents executed by
Landlord  and  Tenant  relating  to  this  Lease  or  the  Facility.
          "Lease Payments" means the sum of the Base Rent payments (as increased from time to time) for the applicable period.
          "Lease Year" means each consecutive period of 365 or 366 days throughout the Term. The first Lease Year commences on the Commencement Date and expires on the day before the first anniversary of the Commencement Date.
          "Leased Property" means all of the Land, Improvements, Related Rights and Landlord's Personal Property.
          "Legal Requirements" means all laws, regulations, rules, orders, writs, injunctions, decrees, certificates, requirements, agreements, conditions of participation and standards of any federal, state, county, municipal or other governmental entity, administrative agency, insurance underwriting board, architectural control board, private third-party payor, accreditation organization, or any restrictive covenants applicable to the development, construction, condition and operation of the Facility by Tenant for the Facility Uses, including, but not limited to, [i] zoning, building, fire, health, safety, sign, and subdivision regulations and codes; [ii] certificate of need laws (if applicable); [iii] licensure to operate as each Facility in accordance with its respective Facility Uses; [iv] Medicare and Medicaid certification requirements (if applicable); [v] the ADA; [vi] any Environmental Laws; and [vii] requirements, conditions and standards for participation in third-party payor insurance programs (if applicable).
          "Material Obligation" means [i] any indebtedness with respect to any critical care equipment and for all other equipment any indebtedness in excess of $250,000.00 at the Facility secured by a security interest in or a lien, deed of trust or mortgage on any of the Leased Property (or any part thereof, including any Personal Property) and any agreement relating thereto; [ii] any obligation or agreement that is material to the construction or operation of the Facility or that is material to Tenant's business or financial condition and where a breach thereunder, if not cured within any applicable cure period, would have a material adverse affect on the financial condition of Tenant or the results of operations at the Facility; [iii] any unsecured indebtedness or lease of Tenant or Subtenant that has an outstanding principal balance or obligation of at least $1,000,000.00 and any agreement relating thereto; and [iv] any indebtedness or lease of Subtenant or of any other party that has been guaranteed by Subtenant, other than this Lease, that has an outstanding principal balance or obligation of at least $250,000.00.
          "Net Operating Income" means the pre-tax net income of Tenant or Subtenant plus [i] the amount of the provision for depreciation and amortization; plus [ii] the amount of the provision for interest and lease payments, if any; plus [iii] the amount of the provision for Rent payments; plus [iv] the amount of the provision for management fees.
          "Obligor Group Obligations" means all payment and performance obligations of Tenant and Subtenant to Landlord or any Landlord Affiliate,
including, but not limited to, all obligations under this Lease, any loans extended to Tenant or Subtenant by Landlord or any Landlord Affiliate and all documents executed by Tenant or Subtenant in favor of Landlord or any Landlord Affiliate in connection with this Lease, any loan or any other obligation.
          "Opportunity Notice" has the meaning set forth in 13.1. "Organization State" means the State in which an entity is organized. "Organizational Documents" means [i] for a corporation, its Articles of Incorporation certified by the Secretary of State of the Organization State, as amended to date, and its Bylaws certified by such entity, as amended to date; [ii] for a partnership, its Partnership Agreement certified by such entity, as amended to date, and the Partnership Certificate, certified by the appropriate authority (if applicable), as amended to date; and [iii] for a limited liability company, its Articles of Organization certified by the Secretary of State of the Organization State, as amended to date, and its Operating Agreement certified by such entity, as amended to date.
          "Periodic Financial Statements" means [i] for Tenant, an unaudited balance sheet and statement of income for the most recent quarter; and [ii] for the Facility, an unaudited Facility Financial Statement for the most recent month.
          "Permitted Exceptions" means all easements, liens, encumbrances, restrictions, agreements and other title matters existing as of the Amended Effective Date, including, without limitation, the exceptions to title set forth on Exhibit B attached hereto, and any sublease of any portion of the Leased Property made in complete accordance with Article 18.
          "Permitted Liens" means [i] liens granted to Landlord; [ii] liens customarily incurred by Tenant or Subtenant in the ordinary course of business for items not delinquent, including mechanic's liens and deposits and charges under worker's compensation laws; [iii] liens for taxes and assessments not yet due and payable; [iv] any lien, charge, or encumbrance which is being contested in good faith pursuant to this Lease; [v] the Permitted Exceptions; and [vi] purchase money financing and capitalized equipment leases for the acquisition of personal property provided, however, that Landlord obtains a nondisturbance agreement from the purchase money lender or equipment lessor in form and substance as may be satisfactory to Landlord if the original cost of the equipment  exceeds  $250,000.00  per  Facility.
          "Personal Property" means all machinery, equipment, furniture, furnishings, movable walls or partitions, computers (and all associated software), trade fixtures and other personal property (but excluding consumable inventory and supplies owned by Tenant) used in connection with the Leased Property, together with all replacements and alterations thereof and additions thereto, except items, if any, included within the definition of Fixtures or Improvements.
          "Portfolio  Cash  Flow"  has  the  meaning  set  forth  in  15.7.1.
          "Portfolio Coverage Ratio" has the meaning set forth in 15.7.1. "Pro Forma Statement" means a financial forecast for the Facility for the next five-year period prepared in accordance with the standards for forecasts established by the American Institute of Certified Public Accountants.
          "Qualified Capital Expenditures" means the expenditures capitalized on the books of Tenant or Subtenant for any of the following: replacement of furniture, fixtures and equipment, including refrigerators, ranges, major appliances, bathroom fixtures, doors (exterior and interior), central air conditioning and heating systems (including cooling towers, water chilling units, furnaces, boilers and fuel storage tanks) and replacement of siding; roof replacements, including replacements of gutters, downspouts, eaves and soffits; repairs and replacements of plumbing and sanitary systems; overhaul of elevator systems; repaving, resurfacing and sealcoating of sidewalks, parking lots and driveways; repainting of entire building exterior and normal maintenance and repairs needed to maintain the quality and condition of the Facility in the market in which it operates, but excluding Alterations.
          "Receivables" means [i] all of Tenant's or Subtenant's rights to receive payment for providing resident care and services at the Facility as set forth in any accounts, contract rights, and instruments, and [ii] those documents, chattel paper, inventory proceeds, provider agreements, participation agreements, ledger sheets, files, records, computer programs, tapes, and agreements relating to Tenant's or Subtenant's rights to receive payment for providing resident care services at the Facility.
          "Related Rights" means all easements, rights (including bed operating rights) and appurtenances relating to the Land and the Improvements.
          "Renewal  Date"  means  the  first  day  of  each  Renewal  Term.
          "Renewal  Option"  has  the  meaning  set  forth  in  12.1.
          "Renewal  Term"  has  the  meaning  set  forth  in  12.1.
          "Rent" means Base Rent, General Additional Rent and Default Rent. "Rent Schedule" means the schedule issued by Landlord to Tenant showing the Base Rent to be paid by Tenant pursuant to the terms of this Lease, as such schedule is amended from time to time by Landlord. The initial Rent
Schedule is attached to this Lease as Schedule 1 or, after review and approval by Tenant, will be attached following Closing if the Rent Schedule cannot be determined until the day of Closing.
          "Replacement Operator" has the meaning set forth in 15.9.1. "Right of First Opportunity" has the meaning set forth in 13. "Secured Party" has the meaning set forth in 24.1.
          "Seller" means each person or entity that conveyed title to a Facility to Landlord.
          "Subtenant" means Texas-ESC-Lubbock, L.P., a Washington limited partnership, and Painted Post Properties, Inc., a Washington corporation. Subtenant will be the licensed operator of its respective Facility as shown on Exhibit C. References in this Lease to "Subtenant" shall mean each Subtenant individually and shall relate to such Subtenant's respective Facility unless expressly stated otherwise.
          "Tenant" has the meaning set forth in the introductory paragraph of this Lease.
          "Term"  means  the  Initial  Term  and  each  Renewal  Term.
          "Total Investment Amount" means the Investment Amount plus any Contingent Payment Advance.
          "Working Capital Loan" means the indebtedness of Company payable to HCRI in connection with the Amended and Restated Note in the original principal amount of $25,800,000.00 dated as of September 30, 2003, as amended, modified, extended, increased and renewed from time to time.
          1.5     Landlord  As Agent1.5     Landlord As Agent.  With respect to
                  ------------------
its respective Facility, each HCRI Landlord appoints HCRI as the agent and lawful attorney-in-fact of such HCRI Landlord to act for such HCRI Landlord for all purposes and actions of Landlord under this Lease and the other Lease Documents. All notices, consents, waivers and all other documents and instruments executed by HCRI pursuant to the Lease Documents from time to time and all other actions of HCRI as Landlord under the Lease Documents shall be binding upon such HCRI Landlord. All Rent payable under this Lease shall be paid to HCRI.
                         ARTICLE 2:  RENT ARTICLE 2 RENT
          2.1     Base  Rent2.1     Base  Rent.  Tenant shall pay Landlord base
                  --------------     ----------
rent ("Base Rent") in advance in consecutive monthly installments payable on the first day of each month during the Term commencing on the Amended Commencement Date. If the Amended Effective Date is not the first day of a month, Tenant shall pay Landlord Base Rent on the Amended Effective Date for the partial month, i.e., for the period commencing on the Amended Effective Date and ending on the day before the Amended Commencement Date. The Base Rent payable for the Initial Term is as shown on the Rent Schedule. The Base Rent for each Renewal Term will be determined in accordance with 12.2.
          2.2     Base  Rent  Adjustments.2.2     Base  Rent  Adjustments.
                  -----------------------
          2.2.1     Base Rent Adjustments - Additional Investment Advances2.2.1
                    ------------------------------------------------------
Base Rent Adjustments - Additional Investment Advances. If Landlord makes an Investment Advance other than the initial Investment Advance, the Base Rent will be increased effective on the Investment Advance Date based upon the applicable rate of return in effect on the Investment Advance Date as set forth on Schedule
1. Until Tenant receives a revised Rent Schedule from Landlord, Tenant shall for each month [i] continue to make installments of Base Rent according to the Rent Schedule in effect on the day before the Investment Advance Date; and [ii] within 10 days following Landlord's issuance of an invoice, pay the difference between the installment of Base Rent that Tenant paid to Landlord for such month and the installment of Base Rent actually due to Landlord for such month as a result of the Investment Advance. On the first day of the month following receipt of the revised Rent Schedule, Tenant shall pay the monthly installment of Base Rent specified in the revised Rent Schedule.
          2.3     Additional  Rent2.3     Additional  Rent.
                  --------------------     ----------------
          2.3.1     General  Additional  Rent2.3.1     General Additional Rent.
                    -------------------------------     -----------------------
In  addition  to  Base  Rent,  Tenant  shall pay all other amounts, liabilities, obligations and Impositions which Tenant assumes or agrees to pay under this Lease including any fine, penalty, interest, charge and cost which may be added for nonpayment or late payment of such items (collectively the "General Additional Rent").
          2.4     Place  of  Payment  of  Rent2.4     Place of Payment of Rent.
                  --------------------------------     ------------------------
Tenant shall make all payments of Rent to Landlord by electronic wire transfer in accordance with the wiring instructions set forth in Exhibit J attached hereto, subject to change in accordance with other written instructions provided by Landlord from time to time.
          2.5     Net  Lease2.5     Net  Lease.  This Lease shall be deemed and
                  --------------     ----------
construed to be an "absolute net lease", and Tenant shall pay all Rent and other charges and expenses in connection with the Leased Property throughout the Term, without abatement, deduction, recoupment or set-off. Landlord shall have all legal, equitable and contractual rights, powers and remedies provided either in this Lease or by statute or otherwise in the case of nonpayment of the Rent.
          2.6     No  Termination,  Abatement,  Etc2.6     No  Termination,
                  -------------------------------------     ----------------
Abatement,  Etc. Except as otherwise specifically provided in this Lease, Tenant
       ---------
shall remain bound by this Lease in accordance with its terms. Tenant shall not, without the consent of Landlord, modify, surrender or terminate the Lease, nor seek nor be entitled to any abatement, deduction, deferment or reduction of Rent, or set-off or recoupment against the Rent. Except as expressly provided in this Lease, the obligations of Landlord and Tenant shall not be affected by reason of [i] any damage to, or destruction of, the Leased Property or any part thereof from whatever cause or any Taking (as hereinafter defined) of the Leased Property or any part thereof; [ii] the lawful or unlawful prohibition of, or restriction upon, Tenant's use of the Leased Property, or any part thereof, the interference with such use by any person, corporation, partnership or other entity, or by reason of eviction by paramount title; [iii] any claim which Tenant has or might have against Landlord or by reason of any default or breach of any warranty by Landlord under this Lease or any other agreement between Landlord and Tenant, or to which Landlord and Tenant are parties; [iv] any bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, winding up or other proceeding affecting Landlord or any assignee or transferee of Landlord; or [v] any other cause, whether similar or dissimilar to any of the foregoing, other than a discharge of Tenant from any such obligations as a matter of law. Except as otherwise specifically provided in this Lease, Tenant hereby specifically waives all rights, arising from any occurrence whatsoever, which may now or hereafter be conferred upon it by law [a] to modify, surrender or terminate this Lease or quit or surrender the Leased Property or any portion thereof; or [b] entitling Tenant to any abatement, reduction, suspension or deferment of the Rent or other sums payable by Tenant hereunder. The obligations of Landlord and Tenant hereunder shall be separate and independent covenants and agreements and the Rent and all other sums payable by Tenant hereunder shall continue to be payable in all events unless the obligations to pay the same shall be terminated pursuant to the express provisions of this Lease or by termination of this Lease other than by reason of an Event of Default. Nothing in this 2.6 shall be construed to limit any right which Tenant may have to bring a separate action against Landlord for any claim which Tenant may have or allege to have against Landlord.
          2.7     Transaction  Fee2.7     Transaction  Fee.  On  the  Amended
                  --------------------     ----------------
Effective Date, Tenant shall pay a transaction fee to Landlord in an amount equal to 1% of the Additional Investment Advance. A transaction fee equal to 1% of the Initial Investment Advance was paid by Tenant on the Effective Date.
    ARTICLE 3:  IMPOSITIONS AND UTILITIES ARTICLE 3 IMPOSITIONS AND UTILITIES
          3.1     Payment of Impositions3.1     Payment of Impositions.  Tenant
                  --------------------------     ----------------------
shall pay, as Additional Rent, all Impositions that may be levied or become a lien on the Leased Property or any part thereof at any time (whether prior to or during the Term), without regard to prior ownership of said Leased Property, before any fine, penalty, interest, or cost is incurred; provided, however, Tenant may contest any Imposition in accordance with 3.7. Tenant shall deliver to Landlord [i] not more than five days after the due date of each Imposition, copies of the invoice for such Imposition and the check delivered for payment thereof; and [ii] not more than 30 days after the due date of each Imposition, a copy of the official receipt evidencing such payment or other proof of payment satisfactory to Landlord. Tenant's obligation to pay such Impositions shall be deemed absolutely fixed upon the date such Impositions become a lien upon the Leased Property or any part thereof. Tenant, at its expense, shall prepare and file all tax returns and reports in respect of any Imposition as may be required by governmental authorities. Tenant shall be entitled to any refund due from any taxing authority if no Event of Default shall have occurred hereunder and be continuing and if Tenant shall have paid all Impositions due and payable as of the date of the refund. Landlord shall be entitled to any refund from any taxing authority if an Event of Default has occurred and is continuing. Any refunds retained by Landlord due to an Event of Default shall be applied as provided in 8.8. Landlord and Tenant shall, upon request of the other, provide such data as is maintained by the party to whom the request is made with respect to the Leased Property as may be necessary to prepare any required returns and reports. In the event governmental authorities classify any property covered by this Lease as personal property, Tenant shall file all personal property tax returns in such jurisdictions where it may legally so file. Landlord, to the extent it possesses the same, and Tenant, to the extent it possesses the same, will provide the other party, upon request, with cost and depreciation records necessary for filing returns for any property so classified as personal property. Where Landlord is legally required to file personal property tax returns, Tenant will be provided with copies of assessment notices indicating a value in excess of the reported value in sufficient time for Tenant to file a protest. Tenant may, at Tenant's option and at Tenant's sole cost and expense, protest,  appeal  or  institute  such  other  proceedings  as  Tenant  may  deem appropriate  to  effect  a  reduction  of  real  estate  or  personal  property assessments and Landlord, at Tenant's expense as aforesaid, shall fully cooperate with Tenant in such protest, appeal, or other action. Tenant shall reimburse Landlord for all personal property taxes paid by Landlord within 30 days after receipt of billings accompanied by copies of a bill therefore and payments thereof which identify the personal property with respect to which such payments are made. Impositions imposed in respect to the tax-fiscal period during which the Term terminates shall be adjusted and prorated between Landlord and Tenant as of the termination date, whether or not such Imposition is imposed before or after such termination, and Tenant's obligation to pay its prorated share thereof shall survive such termination.
          3.2     Definition  of  Impositions3.2     Definition of Impositions.
                  -------------------------------     -------------------------
"Impositions" means, collectively, [i] taxes (including, without limitation, all capital stock and franchise taxes of Landlord imposed by the Facility State or any governmental entity in the Facility State due to this lease transaction or Landlord's ownership of the Leased Property and the income arising therefrom, or due to Landlord being considered as doing business in the Facility State because of Landlord's ownership of the Leased Property or lease thereof to Tenant), all real estate and personal property ad valorem, sales and use, business or occupation, single business, gross receipts, transaction privilege, rent or similar taxes; [ii] assessments (including, without limitation, all assessments for public improvements or benefits, whether or not commenced or completed prior to the date hereof and whether or not to be completed with the Term); [iii] ground rents, water, sewer or other rents and charges, excises, tax levies, and fees (including, without limitation, license, permit, inspection, authorization and similar fees); [iv] all taxes imposed on Tenant's operations of the Leased Property, including, without limitation, employee withholding taxes, income taxes and intangible taxes; [v] all taxes imposed by the Facility State or any governmental entity in the Facility State with respect to the conveyance of the Leased Property by Landlord to Tenant or Tenant's designee, including, without limitation, conveyance taxes; and [vi] all other governmental charges, in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character in respect of the Leased Property or any part thereof and/or the Rent (including all interest and penalties thereon due to any failure in payment by Tenant), which at any time prior to, during or in respect of the Term hereof may be assessed or imposed on or in respect of or be a lien upon [a] Landlord or Landlord's interest in the Leased Property or any part thereof; [b] the Leased Property or any part thereof or any rent therefrom or any estate, right, title or interest therein; or [c] any occupancy, operation, use or possession of, or sales from, or activity conducted on, or in connection with the Leased Property or the leasing or use by Tenant of the Leased Property or any part thereof. Tenant shall not, however, be required to pay any capital gains tax or any tax based on net income imposed on Landlord by any governmental entity other than the capital stock and franchise taxes described in clause [i] above.
          3.3     Escrow  of  Impositions3.3     Escrow of Impositions.  Tenant
                  ---------------------------     ---------------------
shall deposit with Landlord on the first day of each month a sum equal to 1/12th of the Impositions assessed against the Leased Property for the preceding tax year for real estate taxes, which sums shall be used by Landlord toward payment of such Impositions. In addition, if an Event of Default occurs and while it remains uncured, Tenant shall, at Landlord's election, deposit with Landlord on the first day of each month a sum equal to 1/12th of the Impositions assessed against the Leased Property for the preceding tax year other than real estate taxes, which sums shall be used by Landlord toward payment of such Impositions. Tenant, on demand, shall pay to Landlord any additional funds necessary to pay and discharge the obligations of Tenant pursuant to the provisions of this section. The receipt by Landlord of the payment of such Impositions by and from Tenant shall only be as an accommodation to Tenant, the mortgagees, and the taxing authorities, and shall not be construed as rent or income to Landlord, Landlord serving, if at all, only as a conduit for delivery purposes.
          3.4     Utilities3.4     Utilities.  Tenant  shall pay, as Additional
                  -------------     ---------
Rent, all taxes, assessments, charges, deposits, and bills for utilities, including, without limitation, charges for water, gas, oil, sanitary and storm sewer, electricity, telephone service, and trash collection, which may be charged against the occupant of the Improvements during the Term. If an Event of Default occurs and while it remains uncured, Tenant shall, at Landlord's election, deposit with Landlord on the first day of each month a sum equal to 1/12th of the amount of the annual utility expenses for the preceding Lease Year, which sums shall be used by Landlord to pay such utilities. Tenant shall, on demand, pay to Landlord any additional amount needed to pay such utilities. Landlord's receipt of such payments shall only be an accommodation to Tenant and the utility companies and shall not constitute rent or income to Landlord. Absent circumstances beyond Tenant's reasonable control, Tenant shall at all times maintain that amount of heat necessary to ensure against the freezing of water lines. Tenant hereby agrees to indemnify and hold Landlord harmless from and against any liability or damages to the utility systems and the Leased Property that may result from Tenant's failure to maintain sufficient heat in the Improvements absent circumstances beyond Tenant's reasonable control.
          3.5     Discontinuance  of  Utilities3.5     Discontinuance  of
                  ---------------------------------     ------------------
Utilities.  Landlord will not be liable for damages to person or property or for
        -
injury to, or interruption of, business for any discontinuance of utilities nor will such discontinuance in any way be construed as an eviction of Tenant or cause an abatement of rent or operate to release Tenant from any of Tenant's obligations under this Lease.
          3.6     Business  Expenses3.6     Business  Expenses.  Tenant  shall
                  ----------------------     ------------------
promptly pay all expenses and costs incurred in connection with the operation of the Facility on the Leased Property, including, without limitation, employee benefits, employee vacation and sick pay, consulting fees, and expenses for inventory and supplies.
          3.7     Permitted Contests3.7     Permitted Contests.  Tenant, on its
                  ----------------------     ------------------
own or on Landlord's behalf (or in Landlord's name), but at Tenant's expense, may contest, by appropriate legal proceedings conducted in good faith and with due diligence, the amount or validity or application, in whole or in part, of any Imposition or any Legal Requirement or insurance requirement or any lien, attachment, levy, encumbrance, charge or claim provided that [i] in the case of an unpaid Imposition, lien, attachment, levy, encumbrance, charge or claim, the commencement and continuation of such proceedings shall suspend the collection thereof from Landlord and from the Leased Property; [ii] neither the Leased Property nor any Rent therefrom nor any part thereof or interest therein would be in any immediate danger of being sold, forfeited, attached or lost; [iii] in the case of a Legal Requirement, Landlord would not be in any immediate danger of civil or criminal liability for failure to comply therewith pending the outcome of such proceedings; [iv] in the event that any such contest shall involve a sum of money or potential loss in excess of $50,000.00, Tenant shall deliver to Landlord and its counsel an opinion of Tenant's counsel to the effect set forth in clauses [i], [ii] and [iii], to the extent applicable; [v] in the case of a Legal Requirement and/or an Imposition, lien, encumbrance or charge, Tenant shall give such reasonable security as may be demanded by Landlord to insure ultimate payment of the same and to prevent any sale or forfeiture of the affected Leased Property or the Rent by reason of such nonpayment or noncompliance; provided, however, the provisions of this section shall not be construed to permit Tenant to contest the payment of Rent (except as to contests concerning the method of computation or the basis of levy of any Imposition or the basis for the assertion of any other claim) or any other sums payable by Tenant to Landlord hereunder; [vi] in the case of an insurance requirement, the coverage required by Article 4 shall be maintained; and [vii] if such contest be finally resolved against Landlord or Tenant, Tenant shall, as Additional Rent due hereunder, promptly pay the amount required to be paid, together with all interest and penalties accrued thereon, or comply with the applicable Legal Requirement or insurance requirement. Landlord, at Tenant's expense, shall execute and deliver to Tenant such authorizations and other documents as may be reasonably required in any such contest, and, if reasonably requested by Tenant or if Landlord so desires, Landlord shall join as a party therein. Tenant hereby agrees to indemnify and save Landlord harmless from and against any liability, cost or expense of any kind that may be imposed upon Landlord in connection  with  any  such  contest  and  any  loss  resulting  therefrom.
                    ARTICLE 4:  INSURANCE ARTICLE 4 INSURANCE
          4.1     Property  Insurance4.1     Property  Insurance.  At  Tenant's
                  -----------------------     -------------------
expense, Tenant shall maintain in full force and effect a property insurance policy or policies insuring the Leased Property against the following:
(a) Loss or damage commonly covered by a "Special Form" or "All Risk" policy insuring against physical loss or damage to the Improvements and Personal
Property, including, but not limited to, risk of loss from fire and other hazards, collapse, transit coverage, vandalism, malicious mischief, theft, earthquake (if the Leased Property is in earthquake zone 1 or 2) and sinkholes (if usually recommended in the area of the Leased Property). The policy shall be in the amount of the full replacement value (as defined in 4.5) of the Improvements and Personal Property and shall contain a deductible amount acceptable to Landlord. Landlord shall be named as an additional insured. The policy shall include a stipulated value endorsement or agreed amount endorsement and endorsements for contingent liability for operations of building laws, demolition costs, and increased cost of construction.
(b) If applicable, loss or damage by explosion of steam boilers, pressure vessels, or similar apparatus, now or hereafter installed on the Leased Property, in commercially reasonable amounts acceptable to Landlord.
(c) Consequential loss of rents and income coverage insuring against all "All Risk" or "Special Form" risk of physical loss or damage with limits and deductible amounts acceptable to Landlord covering risk of loss during the first nine months of reconstruction, and containing an endorsement for extended period of indemnity of at least 90 days, and shall be written with a stipulated amount of coverage if available at a reasonable premium.
(d) If the Leased Property is located, in whole or in part, in a federally designated 100-year flood plain area, flood insurance for the Improvements in an amount equal to the lesser of [i] the full replacement value of the Improvements; or [ii] the maximum amount of insurance available for the Improvements under all federal and private flood insurance programs.
(e) Loss or damage caused by the breakage of plate glass in commercially reasonable amounts acceptable to Landlord.
(f) Loss or damage commonly covered by blanket crime insurance, including employee dishonesty, loss of money orders or paper currency, depositor's forgery, and loss of property of patients accepted by Tenant for safekeeping, in commercially  reasonable  amounts  acceptable  to  Landlord.
          4.2     Liability  Insurance4.2     Liability Insurance.  At Tenant's
                  ------------------------     -------------------
expense,  Tenant  shall  maintain  liability  insurance  against  the following:
(a) Claims for personal injury or property damage commonly covered by comprehensive general liability insurance with endorsements for incidental malpractice, contractual, personal injury, owner's protective liability, voluntary medical payments, products and completed operations, broad form property damage, and extended bodily injury, with commercially reasonable amounts for bodily injury, property damage, and voluntary medical payments acceptable to Landlord, but with a combined single limit of not less than $5,000,000.00 per occurrence.
(b) Claims for personal injury and property damage commonly covered by comprehensive automobile liability insurance, covering all owned and non-owned automobiles, with commercially reasonable amounts for bodily injury, property damage, and for automobile medical payments acceptable to Landlord, but with a combined single limit of not less than $5,000,000.00 per occurrence.
(c) Claims for personal injury commonly covered by medical malpractice insurance in commercially reasonable amounts acceptable to Landlord.
(d) Claims commonly covered by worker's compensation insurance for all persons employed by Tenant on the Leased Property. Such worker's compensation insurance shall be in accordance with the requirements of all applicable local, state, and federal law.
          4.3     Builder's Risk Insurance4.3     Builder's Risk Insurance.  In
                  ----------------------------     -------------------------
connection with any construction, Tenant shall maintain in full force and effect a builder's completed value risk coverage ("Builder's Risk Coverage") of insurance in a nonreporting form insuring against all "All Risk" or "Special Form" risk of physical loss or damage to the Improvements, including, but not limited to, risk of loss from fire and other hazards, collapse, transit coverage, vandalism, malicious mischief, theft, earthquake (if Leased Property is in earthquake zone 1 or 2) and sinkholes (if usually recommended in the area of the Leased Property). The Builder's Risk Coverage shall include endorsements providing coverage for building materials and supplies and temporary premises. The Builder's Risk Coverage shall be in the amount of the full replacement value of the Improvements and shall contain a deductible amount acceptable to Landlord. Landlord shall be named as an additional insured. The Builder's Risk Coverage shall include an endorsement permitting initial occupancy.
          4.4     Insurance  Requirements4.4     Insurance  Requirements.  The
                  ---------------------------     -----------------------
following  provisions shall apply to all insurance coverages required hereunder:
(a) The form and substance of all policies shall be subject to the approval of Landlord, which approval will not be unreasonably withheld.
(b) The carriers of all policies shall have a Best's Rating of "A" or better and a Best's Financial Category of XII or higher and shall be authorized to do  insurance  business  in  the  Facility  State.
(c) Tenant shall be the "named insured" and Landlord shall be an "additional insured" on each policy.
(d) Tenant shall deliver to Landlord certificates or policies showing the required coverages and endorsements. The policies of insurance shall provide that the policy may not be canceled or not renewed, and no material change or reduction in coverage may be made, without at least 30 days' prior written notice to Landlord.
(e) The policies shall contain a severability of interest and/or cross-liability endorsement, provide that the acts or omissions of Tenant or Landlord will not invalidate the coverage of the other party, and provide that Landlord shall not be responsible for payment of premiums.
(f)     All  loss  adjustment  shall require the written consent of Landlord and
Tenant,  as  their  interests  may  appear.
(g) At least 30 days prior to the expiration of each insurance policy, Tenant shall deliver to Landlord a certificate showing renewal of such policy and payment of the annual premium therefor and a current Certificate of Compliance (in the form delivered at the time of Closing) completed and signed by Tenant's insurance agent.
          4.5     Replacement  Value4.5     Replacement  Value.  The term "full
                  ----------------------     ------------------
replacement value" means the actual replacement cost thereof from time to time, including increased cost of construction endorsement, with no reductions or deductions. Tenant shall, in connection with each annual policy renewal, deliver to Landlord a redetermination of the full replacement value by the insurer or an endorsement indicating that the Leased Property is insured for its full replacement value. If Tenant makes any Permitted Alterations (as hereinafter defined) to the Leased Property, Landlord may have such full replacement value redetermined at any time after such Permitted Alterations are made, regardless of when the full replacement value was last determined.
          4.6     Blanket  Policy4.6     Blanket  Policy.  Notwithstanding
                  -------------------     ---------------
anything to the contrary contained in this Article 4, Tenant may carry the insurance required by this Article under a blanket policy of insurance, provided that the coverage afforded Tenant will not be reduced or diminished or otherwise be different from that which would exist under a separate policy meeting all of the requirements of this Lease.
          4.7     No  Separate  Insurance4.7     No Separate Insurance.  Tenant
                  ---------------------------     ---------------------
shall not take out separate insurance concurrent in form or contributing in the event of loss with that required in this Article, or increase the amounts of any then existing insurance, by securing an additional policy or additional policies, unless all parties having an insurable interest in the subject matter of the insurance, including Landlord and any mortgagees, are included therein as additional insureds or loss payees, the loss is payable under said insurance in the same manner as losses are payable under this Lease, and such additional insurance is not prohibited by the existing policies of insurance. Tenant shall immediately notify Landlord of the taking out of such separate insurance or the increasing of any of the amounts of the existing insurance by securing an additional policy or additional policies.
          4.8     Waiver  of  Subrogation4.8     Waiver  of  Subrogation.  Each
                  ---------------------------     -----------------------
party hereto hereby waives any and every claim which arises or may arise in its favor and against the other party hereto during the Term for any and all loss of, or damage to, any of its property located within or upon, or constituting a part of, the Leased Property, which loss or damage is covered by valid and collectible insurance policies, to the extent that such loss or damage is recoverable under such policies. Said mutual waiver shall be in addition to, and not in limitation or derogation of, any other waiver or release contained in this Lease with respect to any loss or damage to property of the parties hereto. Inasmuch as the said waivers will preclude the assignment of any aforesaid claim by way of subrogation (or otherwise) to an insurance company (or any other person), each party hereto agrees immediately to give each insurance company which has issued to it policies of insurance, written notice of the terms of said mutual waivers, and to have such insurance policies properly endorsed, if necessary, to prevent the invalidation of said insurance coverage by reason of said waivers, so long as such endorsement is available at a reasonable cost.
          4.9     Mortgages4.9     Mortgages.  The  following  provisions shall
                  -------------     ---------
apply if Landlord now or hereafter places a mortgage on the Leased Property or any part thereof: [i] Tenant shall obtain a standard form of lender's loss payable clause insuring the interest of the mortgagee; [ii] Tenant shall deliver evidence of insurance to such mortgagee; [iii] loss adjustment shall require the consent of the mortgagee; and [iv] Tenant shall provide such other information and documents as may be required by the mortgagee.
          4.10     Escrows4.10     Escrows.  After  an  Event of Default occurs
                   ------------     -------
hereunder, Tenant shall make such periodic payments of insurance premiums in accordance with Landlord's requirements after receipt of notice thereof from Landlord.
                    ARTICLE 5:  INDEMNITY ARTICLE 5 INDEMNITY
          5.1     Tenant's  Indemnification5.1     Tenant's  Indemnification.
                  -----------------------------     -------------------------
Tenant hereby indemnifies and agrees to hold harmless Landlord, any successors or assigns of Landlord, and Landlord's and such successor's and assign's directors, officers, employees and agents from and against any and all demands, claims, causes of action, fines, penalties, damages (including consequential damages), losses, liabilities (including strict liability), judgments, and expenses (including, without limitation, reasonable attorneys' fees, court costs, and the costs set forth in 8.7) incurred in connection with or arising from: [i] the use or occupancy of the Leased Property by Tenant or any persons claiming under Tenant; [ii] any activity, work, or thing done, or permitted or suffered by Tenant in or about the Leased Property; [iii] any acts, omissions, or negligence of Tenant or any person claiming under Tenant, or the contractors, agents, employees, invitees, or visitors of Tenant or any such person; [iv] any breach, violation, or nonperformance by Tenant or any person claiming under Tenant or the employees, agents, contractors, invitees, or visitors of Tenant or of any such person, of any term, covenant, or provision of this Lease or any law, ordinance, or governmental requirement of any kind, including, without limitation, any failure to comply with any applicable requirements under the ADA; [v] any injury or damage to the person, property or business of Tenant, its employees, agents, contractors, invitees, visitors, or any other person entering upon the Leased Property; [vi] any construction, alterations, changes or demolition of the Facility performed by or contracted for by Tenant or its employees, agents or contractors; and [vii] any obligations, costs or expenses arising under any Permitted Exceptions. If any action or proceeding is brought against Landlord, its employees, or agents by reason of any such claim, Tenant, upon notice from Landlord, will defend the claim at Tenant's expense with counsel reasonably satisfactory to Landlord. All amounts payable to Landlord under this section shall be payable on written demand and any such amounts which are not paid within 10 days after demand therefor by Landlord shall bear interest at Landlord's rate of return as provided in the Commitment. In case any action, suit or proceeding is brought against Tenant by reason of any such occurrence, Tenant shall use its commercially reasonable efforts to defend such action, suit or proceeding. Nothing in this 5.1 shall be construed as requiring Tenant to indemnify Landlord with respect to Landlord's own gross negligence or willful misconduct.
          5.1.1     Notice  of  Claim5.1.1     Notice of Claim.  Landlord shall
                    -----------------
notify Tenant in writing of any claim or action brought against Landlord in which indemnity may be sought against Tenant pursuant to this section. Such notice shall be given in sufficient time to allow Tenant to defend or participate in such claim or action, but the failure to give such notice in sufficient time shall not constitute a defense hereunder nor in any way impair the obligations of Tenant under this section unless the failure to give such notice precludes Tenant's defense of any such action.
          5.1.2     Survival  of Covenants5.1.2     Survival of Covenants.  The
                    ----------------------
covenants of Tenant contained in this section shall remain in full force and effect after the termination of this Lease until the expiration of the period stated in the applicable statute of limitations during which a claim or cause of action may be brought and payment in full or the satisfaction of such claim or cause of action and of all expenses and charges incurred by Landlord relating to the enforcement of the provisions herein specified.
          5.1.3     Reimbursement  of  Expenses5.1.3     Reimbursement  of
                    ---------------------------
Expenses. Unless prohibited by law, Tenant hereby agrees to pay to Landlord all of the reasonable fees, charges and reasonable out-of-pocket expenses related to the Facility and required hereby, or incurred by Landlord in enforcing the provisions of this Lease.
          5.2     Environmental  Indemnity;  Audits5.2     Environmental
                  -------------------------------------     -------------
Indemnity;  Audits.  Tenant  hereby  indemnifies  and  agrees  to  hold harmless
        ----------
Landlord, any successors to Landlord's interest in this Lease, and Landlord's and such successors' directors, officers, employees and agents from and against any losses, claims, damages (including consequential damages), penalties, fines, liabilities (including strict liability), costs (including cleanup and recovery costs), and expenses (including expenses of litigation and reasonable consultants' and attorneys' fees) incurred by Landlord or any other indemnitee or assessed against any portion of the Leased Property by virtue of any claim or lien by any governmental or quasi-governmental unit, body, or agency, or any third party, for cleanup costs or other costs pursuant to any Environmental Law. Tenant's indemnity shall survive the termination of this Lease. Provided, however, Tenant shall have no indemnity obligation with respect to [i] Hazardous Materials first introduced to the Leased Property subsequent to the date that Tenant's occupancy of the Leased Property shall have fully terminated; or [ii] Hazardous Materials introduced to the Leased Property by Landlord, its agent, employees, successors or assigns. If at any time during the Term of this Lease any governmental authority notifies Landlord or Tenant of a violation of any Environmental Law or Landlord reasonably believes that a Facility may violate any Environmental Law, Landlord may require one or more environmental audits of such portion of the Leased Property, in such form, scope and substance as specified by Landlord, at Tenant's expense. Tenant shall, within 30 days after receipt of an invoice from Landlord, reimburse Landlord for all costs and expenses incurred in reviewing any environmental audit, including, without limitation, reasonable attorneys' fees and costs.
          5.3     Limitation  of  Landlord's  Liability5.3     Limitation  of
                  -----------------------------------------     --------------
Landlord's  Liability.  Landlord,  its agents, and employees, will not be liable
     ----------------
for any loss, injury, death, or damage (including consequential damages) to persons, property, or Tenant's business occasioned by theft, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition, order of governmental body or authority, fire, explosion, falling objects, steam, water, rain or snow, leak or flow of water (including water from the elevator system), rain or snow from the Leased Property or into the Leased
Property  or  from  the  roof, street, subsurface or from any other place, or by dampness or from the breakage, leakage, obstruction, or other defects of the pipes, sprinklers, wires, appliances, plumbing, air conditioning, or lighting fixtures of the Leased Property, or from construction, repair, or alteration of the Leased Property or from any acts or omissions of any other occupant or visitor of the Leased Property, or from any other cause beyond Landlord's control.
    ARTICLE 6:  USE AND ACCEPTANCE OF PREMISES ARTICLE 6  USE AND ACCEPTANCE OF
                                    PREMISES
          6.1     Use of Leased Property6.1     Use of Leased Property.  Tenant
                  --------------------------     ----------------------
shall use and occupy the Leased Property exclusively for the Facility Uses specified for each Facility and for all lawful and licensed ancillary uses, including the operation of an Alzheimer's Memory Loss Unit, provided Tenant complies with all applicable Legal Requirements, and for no other purpose without the prior written consent of Landlord. Tenant or Subtenant, as the case may be, shall obtain and maintain all approvals, licenses, and consents needed to use and operate the Leased Property as herein permitted. Landlord agrees that in the event Tenant or Subtenant, as the case may be, has not obtained a license to operate the Facility on the Amended Effective Date, Tenant shall be in compliance with this section provided (i) Tenant has entered into a contractual arrangement with the licenseholder, which contractual arrangement is in compliance with all Legal Requirements, authorizing Tenant to operate the Facility; and (ii) Tenant proceeds in a diligent manner to obtain a license to operate the Facility. Tenant shall deliver to Landlord complete copies of surveys, examinations, certification and licensure inspections, compliance certificates, and other similar reports issued to Tenant by any governmental agency  within  10  Business  Days  after  Tenant's  receipt  of  each  item.
          6.2     Acceptance  of  Leased  Property6.2     Acceptance  of Leased
                  ------------------------------------     ---------------------
Property.  Tenant  acknowledges  that  [i]  Tenant  and  its  agents have had an
   -----
opportunity  to  inspect  the  Leased Property; [ii] Tenant has found the Leased
   ---
Property fit for Tenant's use; [iii] Landlord will deliver the Leased Property to Tenant in "as-is" condition; [iv] Landlord is not obligated to make any improvements or repairs to the Leased Property; and [v] the roof, walls, foundation, heating, ventilating, air conditioning, telephone, sewer, electrical, mechanical, elevator, utility, plumbing, and other portions of the Leased Property are in good working order. Tenant waives any claim or action against Landlord with respect to the condition of the Leased Property. LANDLORD MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, IN RESPECT OF THE LEASED PROPERTY OR ANY PART THEREOF, EITHER AS TO ITS FITNESS FOR USE, DESIGN OR CONDITION FOR ANY PARTICULAR USE OR PURPOSE OR OTHERWISE, OR AS TO QUALITY OF THE MATERIAL OR WORKMANSHIP THEREIN, LATENT OR PATENT, IT BEING AGREED THAT ALL SUCH RISKS ARE TO BE BORNE BY TENANT.
          6.3     Conditions  of Use and Occupancy6.3     Conditions of Use and
                  --------------------------------
Occupancy. Tenant agrees that during the Term it shall use and keep the Leased Property in a careful, safe and proper manner; not commit or suffer waste thereon; not use or occupy the Leased Property for any unlawful purposes; not use or occupy the Leased Property or permit the same to be used or occupied, for any purpose or business deemed extrahazardous on account of fire or otherwise; keep the Leased Property in such repair and condition as may be required by the Board of Health, or other city, state or federal authorities, free of all cost to Landlord; not permit any acts to be done which will cause the cancellation, invalidation, or suspension of any insurance policy; and permit Landlord and its agents to enter upon the Leased Property at all reasonable times to examine the condition thereof. Landlord shall have the right to have an annual inspection of the Leased Property performed and Tenant shall pay an inspection fee of the lesser of $1,500.00 per Facility or Landlord's reasonable out-of-pocket expenses within 30 days after receipt of Landlord's invoice.
ARTICLE 7:  MAINTENANCE AND MECHANICS' LIENSARTICLE 7 MAINTENANCE AND MECHANICS'
                                      LIENS
          7.1     Maintenance7.1     Maintenance.  Tenant  shall  maintain,
                  -----------
repair, and replace the Leased Property, including, without limitation, all structural and nonstructural repairs and replacements to the roof, foundations, exterior walls, HVAC systems, equipment, parking areas, sidewalks, water, sewer and gas connections, pipes and mains. Tenant shall pay, as Additional Rent, the full cost of maintenance, repairs, and replacements. Tenant shall maintain all drives, sidewalks, parking areas, and lawns on or about the Leased Property in a clean and orderly condition, free of accumulations of dirt, rubbish, snow and ice. Tenant shall at all times maintain, operate and otherwise manage the
Leased Property on a basis and in a manner consistent with the standards currently maintained by Tenant at the Leased Property. All repairs shall, to the extent reasonably achievable, be at least equivalent in quality to the original work or the property to be repaired shall be replaced. Tenant will not take or omit to take any action the taking or omission of which might materially impair the value or the usefulness of the Leased Property or any parts thereof for the Facility Uses. Tenant shall permit Landlord to inspect the Leased Property at all reasonable times and on reasonable advance notice, and if Landlord has a reasonable basis to believe that there are maintenance problem areas and gives Tenant written notice thereof setting forth its concerns in reasonable detail, Tenant shall deliver to Landlord a plan of correction within 10 Business Days after receipt of the notice. Tenant shall diligently pursue correction of all problem areas within 60 days after receipt of the notice or such longer period as may be necessary for reasons beyond its reasonable control such as shortage of materials or delays in securing necessary permits, but not caused by lack of diligence by Tenant, and, upon expiration of the 60-day period, shall deliver evidence of completion to Landlord or an interim report evidencing Tenant's diligent progress towards completion and, at the end of the next 60-day period, evidence of satisfactory completion. Upon completion, Landlord shall have the right to re-inspect the Facility and Tenant shall pay a re-inspection fee of $750.00 per Facility plus Landlord's reasonable out-of-pocket expenses within 30 days after receipt of Landlord's invoice. At each inspection of the Leased Property by Landlord, the Facility employee in charge of maintenance shall be available to tour the Facility with Landlord and answer questions.
          7.2     Required  Alterations7.2     Required  Alterations.  Tenant
                  ---------------------
shall, at Tenant's sole cost and expense, make any additions, changes, improvements or alterations to the Leased Property, including structural alterations, which may be required by any governmental authorities, including those required to maintain licensure or certification under the Medicare and Medicaid programs (if so certified), whether such changes are required by
Tenant's use, changes in the law, ordinances, or governmental regulations, defects existing as of the date of this Lease, or any other cause whatsoever. All such additions, changes, improvements or alterations shall be deemed to be Permitted Alterations and shall comply with all laws requiring such alterations and with the provisions of 16.4.
          7.3     Mechanic's  Liens7.3     Mechanic's Liens.  Tenant shall have
                  -----------------
no authority to permit or create a lien against Landlord's interest in the Leased Property, and Tenant shall post notices or file such documents as may be required to protect Landlord's interest in the Leased Property against liens. Tenant hereby agrees to defend, indemnify, and hold Landlord harmless from and against any mechanic's liens against the Leased Property by reason of work, labor, services or materials supplied or claimed to have been supplied on or to the Leased Property. Subject to Tenant's right to contest the same in accordance with the terms of this Lease, Tenant shall remove, bond-off, or otherwise obtain the release of any mechanic's lien filed against the Leased Property within 10 days after notice of the filing thereof. Tenant shall pay all expenses in connection therewith, including, without limitation, damages, interest, court costs and reasonable attorneys' fees.
          7.4     Replacements  of Fixtures and Landlord's Personal Property7.4
                  ----------------------------------------------------------
Replacements of Fixtures and Landlord's Personal Property. Tenant shall not remove Fixtures and Landlord's Personal Property from the Leased Property except to replace the Fixtures and Landlord's Personal Property with other similar items of equal quality and value. Items being replaced by Tenant may be removed and shall become the property of Tenant and items replacing the same shall be and remain the property of Landlord. Tenant shall execute, upon written request from Landlord, any and all documents necessary to evidence Landlord's ownership of Landlord's Personal Property and replacements therefor. Tenant may finance replacements for the Fixtures and Landlord's Personal Property by equipment lease or by a security agreement and financing statement if, with respect to any financing of critical care equipment and with respect to any other Personal Property having a value per Facility in excess of $250,000.00, [i] Landlord has consented to the terms and conditions of the equipment lease or security agreement; and [ii] the equipment lessor or lender has entered into a nondisturbance agreement with Landlord upon terms and conditions reasonably acceptable to Landlord, including, without limitation, the following: [a] Landlord shall have the right (but not the obligation) to assume such security agreement or equipment lease upon the occurrence of an Event of Default under this Lease; [b] the equipment lessor or lender shall notify Landlord of any default by Tenant under the equipment lease or security agreement and give Landlord a reasonable opportunity to cure such default; and [c] Landlord shall have the right to assign its rights under the equipment lease, security agreement, or nondisturbance agreement. Tenant shall, within 30 days after receipt of an invoice from Landlord, reimburse Landlord for all costs and expenses incurred in reviewing and approving the equipment lease, security agreement, and nondisturbance agreement, including, without limitation, reasonable attorneys' fees and costs.
        ARTICLE 8:  DEFAULTS AND REMEDIESARTICLE 8 DEFAULTS AND REMEDIES
          8.1     Events  of  Default8.1     Events of Default.  The occurrence
                  -------------------
of any one or more of the following shall be an event of default ("Event of Default") hereunder without any advance notice to Tenant unless specified herein:
(a) Tenant fails to pay in full any installment of Base Rent, any Additional Rent or any other monetary obligation payable by Tenant under this Lease within  10  days  after  such  payment  is  due.
(b) Tenant, Subtenant or Guarantor (where applicable) fails to comply with any covenant set forth in Article 14, 15.6, 15.7 or 15.8 of this Lease.
(c) Tenant fails to observe and perform any other covenant, condition or agreement under this Lease to be performed by Tenant and [i] such failure continues for a period of 30 days after written notice thereof is given to Tenant by Landlord; or [ii] if, by reason of the nature of such default it cannot  be  remedied  within  30  days,  Tenant  fails to proceed with diligence reasonably satisfactory to Landlord after receipt of the notice to cure the default or, in any event, fails to cure such default within 60 days after receipt of the notice. The foregoing notice and cure provisions do not apply to any Event of Default otherwise specifically described in any other subsection of 8.1.
(d) Tenant or Subtenant abandons or vacates (except during a period of repair or reconstruction after damage, destruction or a Taking) any Facility Property or any material part thereof, ceases to operate any Facility, ceases to do  business  or  ceases  to exist for any reason for any one or more days.
(e) [i] The filing by Tenant or Subtenant of a petition under the Bankruptcy Code or the commencement of a bankruptcy or similar proceeding by Tenant,
Subtenant or Guarantor; [ii] the failure by Tenant, Subtenant or Guarantor within 60 days to dismiss an involuntary bankruptcy petition or other commencement of a bankruptcy, reorganization or similar proceeding against such party, or to lift or stay any execution, garnishment or attachment of such consequence as will impair its ability to carry on its operation at the Leased Property; [iii] the entry of an order for relief under the Bankruptcy Code in respect of Tenant, Subtenant or Guarantor; [iv] any assignment by Tenant, Subtenant or Guarantor for the benefit of its creditors; [v] the entry by Tenant, Subtenant or Guarantor into an agreement of composition with its creditors; [vi] the approval by a court of competent jurisdiction of a petition applicable to Tenant, Subtenant or Guarantor in any proceeding for its reorganization instituted under the provisions of any state or federal bankruptcy, insolvency, or similar laws; [vii] appointment by final order, judgment, or decree of a court of competent jurisdiction of a receiver of the whole or any substantial part of the properties of Tenant, Subtenant or Guarantor (provided such receiver shall not have been removed or discharged within 60 days of the date of his qualification).
(f) [i] Any receiver, administrator, custodian or other person takes possession or control of any of the Leased Property and continues in possession for 60 days; [ii] any writ against any of the Leased Property is not released within 60 days; [iii] any judgment is rendered or proceedings are instituted against the Leased Property, Tenant or Subtenant which adversely affect the Leased Property or any part thereof, which is not dismissed for 60 days (except as otherwise provided in this section); [iv] all or a substantial part of the assets of Tenant, Subtenant or Guarantor are attached, seized, subjected to a writ or distress warrant, or are levied upon, or come into the possession of any receiver, trustee, custodian, or assignee for the benefit of creditors; [v] Tenant or Subtenant is enjoined, restrained, or in any way prevented by court order, or any proceeding is filed or commenced seeking to enjoin, restrain or in any way prevent Tenant, Subtenant or Guarantor from conducting all or a substantial part of its business or affairs; or [vi] except as otherwise permitted hereunder, a final notice of lien, levy or assessment is filed of record with respect to all or any part of the Leased Property or any property of Tenant or Subtenant located at the Leased Property and is not dismissed, discharged, or bonded-off within 30 days.
(g) Any representation or warranty made by Tenant, Subtenant or Guarantor in this Lease or any other document executed in connection with this Lease, any guaranty of or other security for this Lease, or any report, certificate, application, financial statement or other instrument furnished by Tenant, Subtenant or Guarantor pursuant hereto or thereto shall prove to be false, misleading or incorrect in any material respect as of the date made.
(h) Tenant, any Subtenant or any Affiliate defaults on any indebtedness or obligation to Landlord or any Landlord Affiliate, any Obligor Group or any agreement with Landlord or any Landlord Affiliate, including, without limitation, any lease with Landlord or any Landlord Affiliate, or the occurrence of a default under any Material Obligation and any applicable grace or cure period with respect to default under such indebtedness or obligation expires without such default having been cured. This provision applies to all such indebtedness, obligations and agreements as they may be amended, modified, extended, or renewed from time to time.
(i) Any guarantor of this Lease dissolves, terminates, is adjudicated incompetent, files a petition in bankruptcy, or is adjudicated insolvent under the Bankruptcy Code or any other insolvency law, or fails to comply with any covenant or requirement of such guarantor set forth in this Lease or in the guaranty  of  such  guarantor,  which  is  not  cured within any applicable cure period.
(j) The license for the Facility or any other Government Authorization is canceled, suspended, reduced to provisional or temporary, or otherwise invalidated, or license revocation or decertification proceedings are commenced against Tenant or Subtenant and, in each instance, such action is not stayed pending appeal, or, as a result of the acts or omissions of Tenant or Subtenant, any reduction of more than 5% occurs in the number of licensed beds or units at the Facility, or an admissions ban is issued for the Facility and remains in effect for a period of more than 45 days.
          8.2     Remedies8.2     Remedies.  Upon the occurrence of an Event of
                  --------
Default under this Lease or any Lease Document, and at any time thereafter until Landlord waives the default in writing or acknowledges cure of the default in writing, at Landlord's option, without declaration, notice of nonperformance, protest, notice of protest, notice of default, notice to quit or any other notice or demand of any kind, Landlord may exercise any and all rights and remedies provided in this Lease or any Lease Document or otherwise provided under law or in equity, including, without limitation, any one or more of the following remedies:
(a) Landlord may re-enter and take possession of the Leased Property or any portion thereof without terminating this Lease, and lease such Leased Property for the account of Tenant, holding Tenant liable for all costs of Landlord in reletting such Leased Property and for the difference in the amount received by such reletting and the amounts payable by Tenant under the Lease.
(b) Landlord may terminate this Lease with respect to all or any portion of the Leased Property by written notice to Tenant, exclude Tenant from possession of such Leased Property and use commercially reasonable efforts to lease such Leased Property to others, holding Tenant liable for the difference in the amounts received from such reletting and the amounts payable by Tenant under this Lease.
(c)     Landlord  may  re-enter  the  Leased Property or any portion thereof and have,  repossess  and  enjoy  such Leased Property as if this Lease had not been made, and in such event, Tenant and its successors and assigns shall remain liable for any contingent or unliquidated obligations or sums owing at the time of such repossession.
(d) Landlord may have access to and inspect, examine and make copies of the books and records and any and all accounts, data and income tax and other returns of Tenant insofar as they pertain to the Leased Property subject to Landlord's obligation to maintain the confidentiality of any patient or employee information in accordance with the requirements of applicable State or federal law.
(e) Landlord may accelerate all of the unpaid Rent hereunder based on the then current Rent Schedule so that the aggregate Rent for the unexpired term of this Lease becomes immediately due and payable.
(f) Landlord may take whatever action at law or in equity as may appear necessary or desirable to collect the Rent and other amounts payable under this Lease then due and thereafter to become due, or to enforce performance and observance of any obligations, agreements or covenants of Tenant under this Lease.
(g) With respect to the Collateral or any portion thereof and Secured Party's security interest therein, Secured Party may exercise all of its rights as secured party under Article 9 of the Uniform Commercial Code. Secured Party may sell the Collateral by public or private sale upon five days notice to Tenant or Subtenant. Tenant and Subtenant agree that a commercially reasonable manner of disposition of the Collateral shall include, without limitation and at the option of Secured Party, a sale of the Collateral, in whole or in part, concurrently with the sale of the Leased Property.
(h) Secured Party may obtain control over and collect the Receivables and apply the proceeds of the collections to satisfaction of the Obligor Group Obligations unless prohibited by law. Tenant and Subtenant appoint HCRI or its designee as attorney for Tenant and Subtenant, respectively, with powers [i] to receive, to endorse, to sign and/or to deliver, in Tenant's or Subtenant's name or Secured Party's name, any and all checks, drafts, and other instruments for the payment of money relating to the Receivables, and to waive demand, presentment, notice of dishonor, protest, and any other notice with respect to any such instrument; [ii] to sign Tenant's or Subtenant's name on any invoice or bill of lading relating to any Receivable, drafts against account debtors, assignments and verifications of Receivables, and notices to account debtors; [iii] to send verifications of Receivables to any account debtor; and [iv] to do all other acts and things necessary to carry out this Lease. Absent gross negligence or willful misconduct of Secured Party, Secured Party shall not be liable for any omissions, commissions, errors of judgment, or mistakes in fact or law made in the exercise of any such powers. At Secured Party's option, Tenant and Subtenant shall [i] provide Secured Party a full accounting of all amounts received on account of Receivables with such frequency and in such form as Secured Party may require, either with or without applying all collections on Receivables in payment of the Obligor Group Obligations or [ii] deliver to Secured Party on the day of receipt all such collections in the form received and duly endorsed by Tenant or Subtenant, as applicable. At Secured Party's request, Tenant and Subtenant shall institute any action or enter into any settlement determined by Secured Party to be necessary to obtain recovery or redress from any account debtor in default of Receivables. Secured Party may give notice of its security interest in the Receivables to any or all account debtors with instructions to make all payments on Receivables directly to Secured Party, thereby terminating Tenant's and Subtenant's authority to collect Receivables. After terminating Tenant's and Subtenant's authority to enforce or collect Receivables, Secured Party shall have the right to take possession of any or all Receivables and records thereof and is hereby authorized to do so, and only Secured Party shall have the right to collect and enforce the Receivables. Prior to the occurrence and during the continuance of an Event of Default, at Tenant's and Subtenant's cost and expense, but on behalf of Secured Party and for Secured Party's account, Tenant and Subtenant shall collect or otherwise enforce all amounts unpaid on Receivables and hold all such collections in trust for Secured Party, but Tenant and Subtenant may commingle such collections with Tenant's and Subtenant's own funds, until Tenant's and Subtenant's authority to do so has been terminated, which may be done only after an Event of Default. Notwithstanding any other provision hereof, Secured Party does not assume any of Tenant's or Subtenant's obligations under any Receivable, and Secured Party shall not be responsible in any way for the performance of any of the terms and conditions thereof by Tenant or Subtenant.
(i) Without waiving any prior or subsequent Event of Default, Landlord may waive any Event of Default or, with or without waiving any Event of Default, remedy any default.
(j) Landlord may terminate its obligation, if any, to disburse Investment Advances.
(k) Landlord may enter and take possession of the Land or any portion thereof and any one or more Facilities without terminating this Lease and complete construction and renovation of the Improvements (or any part thereof) and perform the obligations of Tenant under the Lease Documents. Without limiting the generality of the foregoing and for the purposes aforesaid, Tenant hereby appoints HCRI its lawful attorney-in-fact with full power to do any of the following: [i] complete construction, renovation and equipping of the Improvements in the name of Tenant; [ii] use unadvanced funds remaining under the Investment Amount, or funds that may be reserved, escrowed, or set aside for any purposes hereunder at any time, or to advance funds in excess of the Investment Amount, to complete the Improvements; [iii] make changes in the plans and specifications that shall be necessary or desirable to complete the
Improvements in substantially the manner contemplated by the plans and specifications; [iv] retain or employ new general contractors, subcontractors, architects, engineers, and inspectors as shall be required for said purposes; [v] pay, settle, or compromise all existing bills and claims, which may be liens or security interests, or to avoid such bills and claims becoming liens against the Facility or security interest against fixtures or equipment, or as may be necessary or desirable for the completion of the construction and equipping of the Improvements or for the clearance of title; [vi] execute all applications and certificates, in the name of Tenant, that may be required in connection with any construction; [vii] do any and every act that Tenant might do in its own behalf, to prosecute and defend all actions or proceedings in connection with the Improvements; and [viii] to execute, deliver and file all applications and other documents and take any and all actions necessary to transfer the operations of the Facility to Secured Party or Secured Party's designee. This power of attorney is a power coupled with an interest and cannot be revoked.
(l) Landlord may apply, with or without notice to Tenant, for the appointment of a receiver ("Receiver") for Tenant or Tenant's business or for the Leased Property; provided, however, in the case of an Event of Default which relates to less than all of the Leased Property, such Receiver's power and authority shall be limited to the affected Facility. Unless prohibited by law, such appointment may be made either before or after termination of Tenant's possession of the Leased Property, without notice, without regard to the solvency or insolvency of Tenant at the time of application for such Receiver and without regard to the then value of the Leased Property, and Secured Party may be appointed as Receiver. After the occurrence and during the continuance of an Event of Default, Landlord shall be entitled to appointment of a receiver as a matter of right and without the need to make any showing other than the existence of an Event of Default. The Receiver shall have the power to collect the rents, income, profits and Receivables of the Leased Property during the pendency of the receivership and all other powers which may be necessary or are usual in such cases for the protection, possession, control, management and operation of the Leased Property during the whole of said proceeding. All sums of money received by the Receiver from such rents and income, after deducting therefrom the reasonable charges and expenses paid or incurred in connection with the collection and disbursement thereof, shall be applied to the payment of the Rent or any other monetary obligation of Tenant under this Lease, including, without limitation, any losses or damages incurred by Landlord under this Lease. Tenant, if requested to do so, will consent to the appointment of any such Receiver as aforesaid.
(m) Landlord may terminate any management agreement with respect to any of the Leased Property and shall have the right to retain one or more managers for the Leased Property at the expense of Tenant, such manager(s) to serve for such term and at such compensation as Landlord reasonably determines is necessary under the circumstances.
          8.3     Right  of Set-Off8.3     Right of Set-Off.  Landlord may, and
                  -----------------
is hereby authorized by Tenant to, at any time and from time to time without advance notice to Tenant (any such notice being expressly waived by Tenant), set-off or recoup and apply any and all sums held by Landlord, any indebtedness of Landlord to Tenant, and any claims by Tenant against Landlord, against any obligations of Tenant hereunder and against any claims by Landlord against Tenant, whether or not such obligations or claims of Tenant are matured and whether or not Landlord has exercised any other remedies hereunder. The rights of Landlord under this section are in addition to any other rights and remedies Landlord may have against Tenant.
          8.4     Performance  of  Tenant's  Covenants8.4     Performance  of
                  ------------------------------------
Tenant's Covenants. Landlord may perform any obligation of Tenant which Tenant has failed to perform within five days after Landlord has sent a written notice to Tenant informing it of its specific failure. Tenant shall reimburse Landlord on demand, as General Additional Rent, for any expenditures thus incurred by Landlord and shall pay interest thereon at Landlord's rate of return as provided in the Commitment.
          8.5     Late  Payment  Charge8.5     Late  Payment  Charge.  Tenant
                  ---------------------
acknowledges that any default in the payment of any installment of Rent payable hereunder will result in loss and additional expense to Landlord in servicing any indebtedness of Landlord secured by the Leased Property, handling such delinquent payments, and meeting its other financial obligations, and because such loss and additional expense is extremely difficult and impractical to ascertain, Tenant agrees that in the event any Rent payable to Landlord hereunder is not paid within 10 days after the due date, Tenant shall pay a late charge of 5% of the amount of the overdue payment as a reasonable estimate of such loss and expenses, unless applicable law requires a lesser charge, in which event the maximum rate permitted by such law may be charged by Landlord. The 10-day grace period set forth in this section shall not extend the time for payment of Rent or the period for curing any default or constitute a waiver of such default.
          8.6     Default  Rent8.6     Default  Rent.  At  Landlord's option at
                  -------------
any time after the occurrence of an Event of Default and while such Event of Default remains uncured, the Base Rent payable under this Lease shall be increased to reflect Landlord's rate of return of 18.5% per annum on the Investment Amount ("Default Rent"); provided, however, that if a court of competent jurisdiction determines that any other amounts payable under this Lease are deemed to be interest, the Default Rent shall be adjusted to ensure that the aggregate interest payable under this Lease does not accrue at a rate in excess of the maximum legal rate.
          8.7     Attorneys' Fees8.7     Attorneys' Fees.  Tenant shall pay all
                  ---------------
reasonable costs and expenses incurred by Landlord in enforcing or preserving Landlord's rights under this Lease, whether or not an Event of Default has actually occurred or has been declared and thereafter cured, including, without limitation, [i] the fees, expenses, and costs of any litigation, appellate, receivership, administrative, bankruptcy, insolvency or other similar proceeding; [ii] reasonable attorney, paralegal, consulting and witness fees and disbursements; and [iii] the expenses, including, without limitation, lodging, meals, and transportation, of Landlord and its employees, agents, attorneys, and witnesses in preparing for litigation, administrative, bankruptcy, insolvency or other similar proceedings and attendance at hearings, depositions, and trials in connection therewith. All such reasonable costs, expenses, charges and fees payable by Tenant shall be deemed to be General Additional Rent under this Lease.
          8.8     Escrows  and  Application  of  Payments8.8     Escrows  and
                  ---------------------------------------
Application of Payments. As security for the performance of the Obligor Group Obligations, Tenant hereby assigns to Landlord all its right, title, and interest in and to all monies escrowed with Landlord under this Lease and all deposits with utility companies, taxing authorities and insurance companies; provided, however, that Landlord shall not exercise its rights hereunder until an Event of Default has occurred. Any payments received by Landlord under any provisions of this Lease during the existence or continuance of an Event of
Default shall be applied to the Obligor Group Obligations in the order which Landlord may determine.
          8.9     Remedies Cumulative8.9     Remedies Cumulative.  The remedies
                  -------------------
of Landlord herein are cumulative to and not in lieu of any other remedies available to Landlord at law or in equity. The use of any one remedy shall not be taken to exclude or waive the right to use any other remedy.
          8.10     Waivers8.10     Waivers.  Tenant  waives  [i]  any  notice
                   -------
required by statute or other law as a condition to bringing an action for possession of, or eviction from, any of the Leased Property, [ii] any right of re-entry or repossession, [iii] any right to a trial by jury in any action or proceeding arising out of or relating to this Lease, [iv] any right of redemption whether pursuant to statute, at law or in equity, [v] all presentments, demands for performance, notices of nonperformance, protest, notices of protest, notices of dishonor, notices to quit and any other notice or demand of any kind (other than those specifically provided for in this Lease, and [vi] all notices of the existence, creation or incurring of any obligation or advance under this Lease before or after this date.
          8.11     Obligations  Under  the  Bankruptcy Code8.11     Obligations
                   ----------------------------------------
Under the Bankruptcy Code. Upon filing of a petition by or against Tenant under the Bankruptcy Code, Tenant, as debtor and as debtor-in-possession, and any trustee who may be appointed with respect to the assets of or estate in bankruptcy of Tenant, agree to pay monthly in advance on the first day of each month, as reasonable compensation for the use and occupancy of the Leased Property, an amount equal to all Rent due pursuant to this Lease. Included within and in addition to any other conditions or obligations imposed upon Tenant or its successor in the event of the assumption and/or assignment of this Lease are the following: [i] the cure of any monetary defaults and reimbursement of pecuniary loss within not more than five Business Days of assumption and/or assignment; [ii] the deposit of an additional amount equal to not less than three months' Base Rent, which amount is agreed to be a necessary and appropriate deposit to adequately assure the future performance under this Lease of the Tenant or its assignee; and [iii] the continued use of the Leased Property for the Facility Uses. Nothing herein shall be construed as an agreement by Landlord to any assignment of this Lease or a waiver of Landlord's right to seek adequate assurance of future performance in addition to that set forth hereinabove in connection with any proposed assumption and/or assignment of this Lease.
          8.12     California  Remedies8.12     California  Remedies.  In
                   --------------------
addition to the provisions set forth above, for each Facility located in the State of California, the following provisions shall apply and shall supersede any provision in violation of the laws of the State of California:
          8.12.1     Remedies8.12.1     Remedies.  On  the  occurrence  of  an
                     --------
Event of Default, Landlord may at any time thereafter and prior to the cure of such Event of Default, upon giving written notice to Tenant but without limiting Landlord in the exercise of a right or remedy which Landlord may have by reason of an Event of Default, do any of the following:
(a) Landlord may elect to continue the term of this Lease in full force and effect and not terminate Tenant's right to possession of the Leased Property, in which  event  Landlord  shall  have  the  right  to  enforce any rights and remedies granted by this Lease or by law against Tenant, including, without limitation, the right to collect when due Rent and other sums payable hereunder. Landlord shall not be deemed to have elected to terminate this Lease unless Landlord gives Tenant written notice of such election to terminate. Landlord's acts of maintenance or preservation of the Leased Property or efforts to relet the Leased Property shall not terminate this Lease.
(b) Landlord may elect immediately upon written notice to Tenant to terminate this Lease at any time prior to Tenant's cure of an Event of Default and in such event Landlord may, at Landlord's option, declare this Lease and Tenant's right to possession of the Leased Property terminated, reenter the Leased Property, remove Tenant's Property therefrom and dispose of it in any manner whatsoever allowed by law at Tenant's expense or store it for Tenant's account and at Tenant's risk and expense (but Landlord shall not be required to effect such removal), eject all persons from the Leased Property and recover damages from Tenant as hereinafter provided. Any such reentry shall be permitted by Tenant without hindrance. Landlord shall not thereby be liable in damages for such reentry or be guilty of trespass, forcible entry or unlawful detainer. If Landlord so terminates this Lease and Tenant's right to possession, such termination shall cancel all Tenant's options, if any, to extend or renew the term of this Lease.
(c) Landlord may at its sole discretion elect to notify any Subtenant (or assignee) of the Leased Property of the existence of an Event of Default by Tenant in writing and thereafter all Rent and other amounts due from any Subtenant of the Leased Property shall be paid to Landlord and Landlord shall apply such Rent and other amounts in payment of the amounts due from Tenant under this Lease. The delivery of such notice to any Subtenant and the collection of such Rent and other amounts by Landlord shall not terminate this Lease. Upon Tenant's cure of the Event of Default and receipt by Landlord of all Rent and other amounts due from Tenant, Landlord shall notify Subtenant (or assignee) to make payments as provided in its sublease or lease.
          8.12.2     Damages8.12.2     Damages.  In  the  event Landlord elects
                     -------
to terminate this Lease and Tenant's right to possession in accordance with 8.12.1(b), or the same are terminated by operation of law due to an Event of Default, Landlord may recover as damages from Tenant the following:
(a) The worth at the time of award of the unpaid Rent and other sums due hereunder which had been earned at the time of termination of the Lease;
(b) The worth at the time of award of the amount by which the unpaid Rent and other sums due hereunder which would have been earned after the date of termination of this Lease until the time of award exceeds the amount of such loss of Rent and other sums due that Tenant proves could have been reasonably avoided;
(c) The worth at the time of the award of the amount by which the unpaid Rent and other sums due hereunder for the balance of the term after the time of award exceeds the amount of the loss of such Rent and other sums that Tenant proves could be reasonably avoided;
(d) Any other amount, including but not limited to reasonable attorneys' fees and court costs, leasing commissions and all costs and expenses incurred by
     Landlord in reletting the Leased Property or preparing, altering or remodeling the Leased Property for such reletting. Landlord shall also recover any amount which is necessary to compensate Landlord for all detriment proximately caused by Tenant's act of default or which in the ordinary course of things would be likely to result therefrom; and
(e) At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law. The "worth at the time of award" of the amounts referred to in 8.12.2(a) and
(b)  above,  is  computed  by  allowing  interest  at  the maximum legal rate of interest. The "worth at the time of award" of the amount referred to in 8.12.2(c) above, is computed by discounting such amount at the discount rate of Federal Reserve Bank of San Francisco at the time of award plus 1%.
          8.13     Texas  Remedies8.13     Texas  Remedies.  In addition to the
                   ---------------
provisions set forth above, for each Facility located in the State of Texas, the following provisions shall apply and shall supersede any provision in violation of the laws of the State of Texas:
          8.13.1     Remedies8.13.1     Remedies.  The  remedies  specified  in
                     --------
8.12.1 as being applicable to Facilities located in the State of California shall also be applicable for each Facility located in the State of Texas.
     8.13.2     Damages8.13.2     Damages.  In  the  event  Landlord  elects  to
                -------
terminate  this  Lease  and  Tenant's right to possession in accordance with the terms  of  this  Lease  or the same are terminated by operation of law due to an
Event of Default, such termination shall be without prejudice to any remedy available to Landlord under the laws of the State of Texas for collection of past due Rent, breach of contract, damages, or otherwise; nor shall the termination of this Lease be deemed in any manner to relieve Tenant from the obligation to pay the Rent and all other amounts due or to become due as provided  in  this  Lease  for  and  during  the  entire  unexpired portion then remaining of the Term provided for herein, as such Rent and other amounts becomes due and payable. In the event of termination of this Lease, Landlord shall have the further right, but not the obligation (except to the extent required by applicable law), to relet the Leased Property upon such terms, conditions, and covenants as are deemed proper by Landlord for the account of Tenant, and in such event, Tenant shall pay to Landlord [i] all costs of recovering the Leased Property and reletting same, [ii] past due Rent and interest on same at the lesser of [x] the rate otherwise provided in this Lease, or [y] the maximum rate permissible under applicable law (such lesser rate is herein called the"Texas Default Rate") , and [iii] all reasonable costs of renovating and altering the Leased Property for a new tenant or tenants
(including any brokerage fees incurred in connection therewith), and Landlord shall credit Tenant only for such amounts as are actually received from such reletting during the period that would have remained on the Term but for such termination. Alternatively, at the election of Landlord, Tenant covenants and agrees to pay as damages to Landlord, upon any such termination of this Lease by Landlord, such sum as at the time of such termination equals the amount of the excess, if any, of the sum of all the rentals which would have been due and payable hereunder to Landlord during the remainder of the full Term of this Lease (had Tenant kept and performed all agreements and covenants of Tenant set forth in this Lease) over and above the then present rental value of the Leased Property for said remainder of the then full current Term of this Lease, both discounted to present value at the rate of six percent per annum.
          Landlord may change the door lock of the Leased Property upon an Event of Default. If Landlord so changes the door lock, Landlord will, in accordance with Texas law, place a written notice on Tenant's Leased Property stating the name and address or telephone number of the individual or company from which the new key may be obtained. The new key will be provided only if Tenant pays all delinquent Rent. Landlord may lock out Tenant under such circumstances without being deemed in any manner guilty of conversion, trespass, eviction, or forcible entry, or detainer; without incurring any liability or any damage, claim, or cause of action resulting therefrom; and without relinquishing Landlord's right to Rent or any other right given to Landlord under this Lease or by operation of law or equity.
          Pursuit  of  any  of  the  foregoing  remedies  by  Landlord shall not preclude pursuit of any other remedies herein provided Landlord or any other remedies provided by law, nor shall pursuit of any of the other remedies herein provided constitute a forfeiture or waiver of any Rent due Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions, and covenants herein contained. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an Event of Default shall not be deemed or construed to constitute a waiver of such default. Furthermore, in addition to any rights and remedies provided by law or in equity, Landlord is hereby entitled and Tenant shall pay all reasonable attorneys' fees, court costs, and other expenses incurred by Landlord in collecting any Rent, enforcing any Event of Default, or with commencing an action of forcible detainer, bankruptcy, injunction, breach of contract, or any other form of litigation or similar proceeding against or involving Tenant in which Landlord prevails. Notwithstanding anything contained herein, whenever interest on past due Rent or other amounts due under this Lease are required to be paid, such interest shall never be calculated at a rate exceeding the Texas Default Rate.
       ARTICLE 9:  DAMAGE AND DESTRUCTIONARTICLE 9 DAMAGE AND DESTRUCTION
          9.1     Notice  of Casualty9.1     Notice of Casualty.  If the Leased
                  -------------------
Property shall be destroyed, in whole or in part, or damaged by fire, flood, windstorm or other casualty in excess of $150,000.00 (a "Casualty"), Tenant shall give written notice thereof to Landlord within two Business Days after the occurrence of the Casualty. Within 15 days after the occurrence of the Casualty or as soon thereafter as such information is reasonably available to Tenant, Tenant shall provide the following information to Landlord: [i] the date of the Casualty; [ii] the nature of the Casualty; [iii] a description of the damage or destruction caused by the Casualty, including the type of Leased Property damaged and the area of the Improvements damaged; [iv] a preliminary estimate of the cost to repair, rebuild, restore or replace the Leased Property; [v] a preliminary estimate of the schedule to complete the repair, rebuilding, restoration or replacement of the Leased Property; [vi] a description of the anticipated property insurance claim, including the name of the insurer, the insurance coverage limits, the deductible amount, the expected settlement amount, and the expected settlement date; and [vii] a description of the business interruption claim, including the name of the insurer, the insurance coverage limits, the deductible amount, the expected settlement amount, and the expected settlement date. Within five days after request from Landlord, Tenant will provide Landlord with copies of all correspondence to the insurer and any other information reasonably requested by Landlord.
          9.2     Substantial  Destruction9.2     Substantial  Destruction.
                  ------------------------
          9.2.1 If any Facility's Improvements are substantially destroyed at any time other than during the final 18 months of the Initial Term or any Renewal Term, Tenant shall promptly rebuild and restore such Improvements in accordance with 9.4 and Landlord shall make the insurance proceeds available to Tenant for such restoration. The term "substantially destroyed" means any casualty resulting in the loss of use of 50% or more of the licensed beds at any one Facility.
          9.2.2 If any Facility's Improvements are substantially destroyed during the final 18 months of the Initial Term or any Renewal Term, Landlord may elect to terminate this Lease with respect to the entire Leased Property and retain the insurance proceeds unless Tenant exercises its option to renew as set forth in 9.2.3. If Landlord elects to terminate, Landlord shall give notice ("Termination Notice") of its election to terminate this Lease within 30 days after receipt of Tenant's notice of the damage. If Tenant does not exercise its option to renew under 9.2.3 within 15 days after delivery of the Termination Notice, this Lease shall terminate on the 15th day after delivery of the Termination Notice. If this Lease is so terminated, Tenant shall be liable to Landlord for all Rent and all other obligations accrued under this Lease through the effective date of termination.
          9.2.3 If any Facility's Improvements are substantially destroyed during the final 18 months of the Initial Term or the Renewal Term and Landlord gives the Termination Notice, Tenant shall have the option to renew this Lease with respect to the entire Leased Property (but not any part thereof). Tenant shall give Landlord irrevocable notice of Tenant's election to renew within 15 days after delivery of the Termination Notice. If Tenant elects to renew, the Renewal Term will be in effect for the balance of the then current Term plus a 15-year period. The Renewal Term will commence on the third day following Landlord's receipt of Tenant's notice of renewal. All other terms of this Lease for the Renewal Term shall be in accordance with Article 12. The Improvements will be restored by Tenant in accordance with the provisions of this Article 9 regarding partial destruction.
          9.3     Partial  Destruction9.3     Partial  Destruction.  If  any
                  --------------------
Facility's Improvements are not substantially destroyed, then Tenant shall comply with the provisions of 9.4 and Landlord shall make the insurance proceeds available to Tenant for such restoration.
          9.4     Restoration9.4     Restoration.  Subject  to  any limitations
                  -----------
imposed by law with respect to the rebuilding of the Leased Premises, Tenant shall promptly repair, rebuild, or restore the damaged Leased Property, at Tenant's expense, so as to make the Leased Property at least equal in value to the Leased Property existing immediately prior to such occurrence and as nearly similar to it in character as is practicable and reasonable. Before beginning such repairs or rebuilding, or letting any contracts in connection with such repairs or rebuilding with respect to any Casualty, Tenant will submit for Landlord's approval, which approval Landlord will not unreasonably withhold or delay, plans and specifications meeting the requirements of 16.2 for such repairs or rebuilding. Promptly after receiving Landlord's approval of the plans and specifications, Tenant will begin such repairs or rebuilding and will prosecute the repairs and rebuilding to completion with diligence, subject, however, to strikes, lockouts, acts of God, embargoes, governmental restrictions, and other causes beyond Tenant's reasonable control. Landlord will make available to Tenant the net proceeds of any fire or other casualty insurance paid to Landlord for such repair or rebuilding as the same progresses, after deduction of any costs of collection, including reasonable attorneys' fees. Payments will be made against properly certified vouchers of a competent architect in charge of the work and approved by Landlord. Payments for deposits for the repairing or rebuilding or delivery of materials to the Facility will be made upon Landlord's receipt of evidence satisfactory to Landlord that such payments are required in advance. With respect to any Casualty, prior to commencing the repairing or rebuilding, Tenant shall deliver to Landlord for Landlord's approval a schedule setting forth the estimated monthly draws for such work. Landlord will contribute to such payments out of the insurance proceeds an amount equal to the proportion that the total net amount received by Landlord from insurers bears to the total estimated cost of the rebuilding or repairing, multiplied by the payment by Tenant on account of such work. Landlord may, however, withhold 10% from each payment until the work is completed and proof has been furnished to Landlord that no lien or liability has attached or will attach to the Leased Property or to Landlord in connection with such repairing or rebuilding. Upon the completion of rebuilding and the furnishing of such proof, the balance of the net proceeds of such insurance payable to Tenant on account of such repairing or rebuilding will be paid to
Tenant. If required by law as a result of the nature or extent of the damage, Tenant will obtain and deliver to Landlord a temporary or final certificate of occupancy before the damaged Leased Property is reoccupied for any purpose. Tenant shall complete such repairs or rebuilding free and clear of mechanic's or other liens, and in accordance with the building codes and all applicable laws, ordinances, regulations, or orders of any state, municipal, or other public authority affecting the repairs or rebuilding, and also in accordance with all requirements of the insurance rating organization, or similar body. Any remaining proceeds of insurance after such restoration will be Tenant's property.
          9.5     Insufficient  Proceeds9.5     Insufficient  Proceeds.  If the
                  ----------------------
proceeds  of  any  insurance  settlement  are not sufficient to pay the costs of
Tenant's repair, rebuilding or restoration under 9.4 in full, Tenant shall deposit with Landlord at Landlord's option, and within 10 days of Landlord's request, an amount sufficient in Landlord's reasonable judgment to complete such repair, rebuilding or restoration or shall provide Landlord with evidence reasonably satisfactory to Landlord that Tenant has available the funds needed to complete such repair, rebuilding or restoration. Tenant shall not, by reason of the deposit or payment, be entitled to any reimbursement from Landlord or diminution in or postponement of the payment of the Rent.
          9.6     Not  Trust  Funds9.6     Not  Trust  Funds.  Notwithstanding
                  -----------------
anything herein or at law or equity to the contrary, none of the insurance proceeds paid to Landlord as herein provided shall be deemed trust funds, and Landlord shall be entitled to dispose of such proceeds as provided in this
Article 9. Tenant expressly assumes all risk of loss, including a decrease in the use, enjoyment or value, of the Leased Property from any casualty whatsoever,  whether  or  not  insurable  or  insured  against.
          9.7     Landlord's  Inspection9.7     Landlord's  Inspection.  During
                  ----------------------
the progress of such repairs or rebuilding, Landlord and its architects and engineers may, from time to time, inspect the Leased Property and will be furnished, if required by them, with copies of all plans, shop drawings, and specifications relating to such repairs or rebuilding. Tenant will keep all plans, shop drawings, and specifications at the building, and Landlord and its architects and engineers may examine them at all reasonable times and on reasonable notice. If, during such repairs or rebuilding, Landlord and its architects and engineers determine that the repairs or rebuilding are not being done in accordance with the approved plans and specifications, Landlord will give prompt notice in writing to Tenant, specifying in detail the particular deficiency, omission, or other respect in which Landlord claims such repairs or rebuilding do not accord with the approved plans and specifications. Upon the receipt of any such notice, Tenant will cause corrections to be made to any deficiencies, omissions, or such other respect. Tenant's obligations to supply insurance, according to Article 4, will be applicable to any repairs or rebuilding under this section.
          9.8     Landlord's  Costs9.8     Landlord's  Costs.  Tenant  shall,
                  -----------------
within 30 days after receipt of an invoice from Landlord, pay the costs, expenses, and fees of any architect or engineer employed by Landlord to review any plans and specifications and to supervise and approve any construction, or for any services rendered by such architect or engineer to Landlord as contemplated by any of the provisions of this Lease, or for any services performed  by  Landlord's  attorneys  in  connection  therewith.
          9.9     No  Rent  Abatement9.9     No  Rent Abatement.  Rent will not
                  -------------------
abate  pending  the  repairs  or  rebuilding  of  the  Leased  Property.
                ARTICLE 10:  CONDEMNATIONARTICLE 10 CONDEMNATION
          10.1     Total  Taking10.1     Total  Taking.  If, by exercise of the
                   -------------
right of eminent domain or by conveyance made in response to the threat of the exercise of such right ("Taking"), any entire Facility Property is taken, or so much of any Facility Property is taken that the number of licensed beds/units at the Facility Property is reduced by more than 25% as a result of such Taking, then this Lease will end with respect to such Facility Property only on the earlier of the vesting of title to the Facility Property in the condemning authority or the taking of possession of the Facility Property by the condemning authority. Upon such termination, the Investment Amount shall be reduced by the amount received by Landlord as a result of the Taking unless there is only one Facility Property subject to this Lease in which case the Lease will terminate. All damages awarded for such Taking under the power of eminent domain shall be the property of Landlord, whether such damages shall be awarded as compensation for diminution in value of the leasehold or the fee of the Facility Property; provided, however, nothing herein shall preclude Tenant from pursuing a separate award for the Taking of its Tenant's Property (as defined below) or for relocation costs or expenses.
          10.2     Partial  Taking10.2     Partial Taking.  If, after a Taking,
                   ---------------
so much of the Facility Property remains that the Facility Property can be used for substantially the same purposes for which it was used immediately before the Taking, then [i] this Lease will end as to the part taken on the earlier of the vesting of title to such Leased Property in the condemning authority or the taking of possession of such Leased Property by the condemning authority and the Rent will be adjusted accordingly; [ii] at its cost, Tenant shall restore so much of the Facility Property as remains to a sound architectural unit substantially suitable for the purposes for which it was used immediately before the Taking, using good workmanship and new, first-class materials; [iii] upon completion of the restoration, Landlord will pay Tenant the lesser of the net award made to Landlord on the account of the Taking (after deducting from the total award, reasonable attorneys', appraisers', and other fees and costs incurred in connection with the obtaining of the award and amounts paid to the holders of mortgages secured by the Facility Property), or Tenant's actual out-of-pocket costs of restoring the Facility Property; and [iv] Landlord shall be entitled to the balance of the net award except to the extent specifically allocated to the value of Tenant's Property or any relocation costs or expenses incurred by Tenant as a result of such Partial Taking. The restoration shall be completed in accordance with 9.4, 9.5, 9.7, 9.8 and 9.9 with such provisions deemed to apply to condemnation instead of casualty.
          10.3     Condemnation  Proceeds  Not Trust Funds10.3     Condemnation
                   ---------------------------------------
Proceeds Not Trust Funds. Notwithstanding anything in this Lease or at law or equity to the contrary, none of the condemnation award paid to Landlord shall be deemed trust funds, and Landlord shall be entitled to dispose of such proceeds as provided in this Article 10. Tenant expressly assumes all risk of loss, including a decrease in the use, enjoyment, or value, of the Leased Property from any Condemnation.
           ARTICLE 11:  TENANT'S PROPERTYARTICLE 11 TENANT'S PROPERTY
          11.1     Tenant's  Property11.1     Tenant's  Property.  Tenant shall
                   ------------------
have the right to install, place, and use on the Leased Property such fixtures, furniture, equipment, inventory and other personal property in addition to Landlord's Personal Property as may be required or as Tenant may, from time to time, deem necessary or useful to operate the Leased Property for its permitted purposes. All fixtures, furniture, equipment, inventory, and other personal property installed, placed, or used on the Leased Property which is owned by Tenant or leased by Tenant from third parties is hereinafter referred to as "Tenant's Property".
          11.2     Requirements  for Tenant's Property11.2     Requirements for
                   -----------------------------------
Tenant's Property. Tenant shall comply with all of the following requirements in connection with Tenant's Property:
(a) Tenant shall, at Tenant's sole cost and expense, maintain, repair, and replace Tenant's Property.
(b) Tenant shall, at Tenant's sole cost and expense, keep Tenant's Property insured against loss or damage by fire, vandalism and malicious mischief, sprinkler leakage, earthquake, and other physical loss perils commonly covered by fire and extended coverage, boiler and machinery, and difference in conditions insurance in an amount not less than 90% of the then full replacement cost thereof. Tenant shall use the proceeds from any such policy for the repair and replacement of Tenant's Property. The insurance shall meet the requirements of 4.3.
(c)     Tenant  shall  pay  all  taxes  applicable  to  Tenant's  Property.
(d) If Tenant's Property is damaged or destroyed by fire or any other cause, Tenant shall have the right, but not the obligation, to repair or replace
Tenant's Property (unless the same is required for the operation of the Leased Property in compliance with applicable Legal Requirements, in which case Tenant shall be required to promptly repair or replace the same) unless Landlord elects to terminate this Lease pursuant to 9.2.2.
(e) Unless an Event of Default or any event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default has occurred, Tenant may remove Tenant's Property from the Leased Property from time to time provided that [i] the items removed are not required to operate the Leased Property for the Facility Uses (unless such items are being replaced by Tenant); and [ii] Tenant repairs any damage to the Leased Property resulting from the removal of Tenant's Property.
(f) Tenant shall not, without the prior written consent of Landlord or as otherwise provided in this Lease, remove any Tenant's Property or Leased Property. Tenant shall, at Landlord's option, remove Tenant's Property upon the termination or expiration of this Lease and shall repair any damage to the Leased Property resulting from the removal of Tenant's Property. If Tenant fails to remove Tenant's Property within 30 days after request by Landlord, then Tenant shall be deemed to have abandoned Tenant's Property, Tenant's Property shall become the property of Landlord, and Landlord may remove, store and dispose of Tenant's Property. In such event, Tenant shall have no claim or right against Landlord for such property or the value thereof regardless of the disposition thereof by Landlord. Tenant shall pay Landlord, upon demand, all expenses incurred by Landlord in removing, storing, and disposing of Tenant's Property and repairing any damage caused by such removal. Tenant's obligations hereunder shall survive the termination or expiration of this Lease.
(g) Tenant shall perform its obligations under any equipment lease or security agreement for Tenant's Property. For equipment loans or leases for critical care equipment and for all other equipment having an original cost in excess of $250,000.00 per Facility, Tenant shall cause such equipment lessor or lender to enter into a nondisturbance agreement with Landlord upon terms and conditions acceptable to Landlord, including, without limitation, the following:
     [i] Landlord shall have the right (but not the obligation) to assume such equipment lease or security agreement upon the occurrence of an Event of Default by Tenant hereunder; [ii] such equipment lessor or lender shall notify Landlord of any default by Tenant under the equipment lease or security agreement and give Landlord a reasonable opportunity to cure such default; and [iii] Landlord shall have the right to assign its interest in the equipment lease or security agreement and nondisturbance agreement. Tenant shall, within 30 days after receipt of an invoice from Landlord, reimburse Landlord for all costs and expenses incurred in reviewing and approving the equipment lease, security agreement and nondisturbance agreement, including, without limitation, reasonable attorneys' fees and costs.
             ARTICLE 12:  RENEWAL OPTIONSARTICLE 12 RENEWAL OPTIONS
          12.1     Renewal  Options12.1     Renewal  Options.  Tenant  has  the
                   ----------------
option to renew ("Renewal Option") this Lease for one 15-year renewal term ("Renewal Term"). Tenant can exercise the Renewal Option only upon satisfaction of the following conditions:
(a) There shall be no uncured Event of Default, or any event which with the passage of time or giving of notice would constitute an Event of Default, at the time Tenant exercises its Renewal Option nor on the date the Renewal Term is to commence.
(b) Tenant shall give Landlord irrevocable written notice of renewal no later than the date which is [i] 90 days prior to the expiration date of the then current Term; or [ii] 15 days after Landlord's delivery of the Termination Notice as set forth in 9.2.3.
          12.2     Effect  of Renewal12.2     Effect of Renewal.  The following
                   ------------------
terms  and  conditions  will  be  applicable  if  Tenant  renews  the  Lease:
(a)     Effective  Date.  Except  as otherwise provided in  9.2.3, the effective
        ---------------
date of any Renewal Term will be the first day after the expiration date of the then current Term. The first day of each Renewal Term is also referred to as the Renewal Date.
(b)     Investment  Amount.  Effective  as  of  the  Renewal  Date,  a  single
        ------------------
Investment  Amount  will  be computed by summing all Investment Advance Amounts.
        -
(c)     Rent  Adjustment.  Effective  as  of  the  Renewal  Date, Landlord shall
        ----------------
calculate Base Rent for the Renewal Term in accordance with 2.1(c)(2) of the Commitment and shall issue a new Rent Schedule reflecting the Base Rent. Until Tenant receives a revised Rent Schedule from Landlord, Tenant shall for each month [i] continue to make installments of Base Rent according to the Rent
Schedule in effect on the day before the Renewal Date; and [ii] within 10 days following Landlord's issuance of an invoice, pay the difference between the installment of Base Rent paid to Landlord for such month and the installment of Base Rent actually due for such month as a result of the renewal of the Lease.
(d)     Other  Terms  and Conditions.  Except for the modifications set forth in
        ----------------------------
this  12.2, all other terms and conditions of the Lease will remain the same for the  Renewal  Term.
  ARTICLE 13:  RIGHT OF FIRST OPPORTUNITYARTICLE 13 RIGHT OF FIRST OPPORTUNITY
          13.1     Right  of  First  Opportunity13.1     Right  of  First
                   -----------------------------
Opportunity. In the event at any time during the Term either [i] Landlord elects to seek a purchaser of the Leased Property (the "Right of First Opportunity Event") or [ii] Landlord receives a bona fide offer from a third party (the "Offer") setting forth the terms and conditions upon which it proposes to purchase the Leased Property which it is interested in accepting, but in no event shall Landlord be obligated to accept (the "Right of First Refusal Event"), the following provisions shall apply:
(a) In the event of the occurrence of the Right of First Opportunity Event, Landlord shall provide Tenant with written notice of its intent to sell the Leased Property and its proposed terms with respect thereto (the "Opportunity Notice"). Landlord and Tenant shall have a period of 30 days after Tenant's receipt of the Opportunity Notice (the "Protected Period") to negotiate in good faith with respect to the terms and conditions under which such transaction shall occur provided that in no event shall the purchase price be less than the Base Price and shall occur on the terms and conditions set forth in the Transaction Documents (as defined below) (the "Opportunity Transaction"). In the event Landlord and Tenant are unable to reach agreement within the Protected
     Period with respect to the terms of the Opportunity Transaction, then Landlord shall be free to enter into negotiations with respect to the Opportunity Transaction with any other person or entity; provided, however, that Landlord shall not be permitted to consummate a transaction with any other person or entity on terms which are less favorable to Landlord than those offered to Tenant during the Protected Period without first offering Tenant the opportunity on written notice setting forth such terms to consummate the Opportunity Transaction on such alternative terms and conditions (the "Modified Opportunity Notice"); provided, however, that Tenant shall be deemed to have waived its right to proceed with such revised Opportunity Transaction in the event it does not advise Landlord of its election to proceed within 10 days after  its  receipt  of  the  Modified  Opportunity  Notice.
(b) In the event of the occurrence of a Right of First Refusal Event, Landlord shall provide Tenant with a true and correct copy of the Offer (the "Right of First Refusal Notice"). Tenant shall have 20 days from its receipt of the Right of First Refusal Notice to advise Landlord in writing whether it is prepared to purchase the Leased Property on the same terms and conditions as set forth in the Offer. Tenant's failure to so advise Landlord within such 20 day period shall be deemed to be a determination by Tenant not to exercise the right of first refusal provided for herein, at which time Landlord shall be free to consummate the transaction which was the subject of the Offer; provided, however, that Landlord shall not be permitted to modify the terms specified in the Offer in an manner more favorable to the third party than those reflected in the original Offer (the "Modified Offer") without first again offering Tenant the opportunity to consummate a transaction on the terms set forth in the Modified Offer; provided, however, that Tenant shall be deemed to have waived its right to proceed with such a transaction in the event it does not advise Landlord of its election to proceed within 10 days after its receipt of the Modified Offer.
(c) In the event Landlord does not consummate a transaction on the terms provided for in the Offer or the Modified Offer, as applicable, within 90 days after the date thereof, Landlord shall not be permitted to sell the Leased Property to the Offeror or to any other party, whether on the terms set forth in the Offer or the Modified Offer, as applicable, or pursuant to a new Offer without again first offering Tenant an option to consummate a transaction on the terms specified in the Offer, the Modified Offer or any new Offer, as applicable; provided, however, that Tenant shall be deemed to have waived its rights hereunder in the event it does not advise Landlord of its election to proceed within 10 days after its receipt of another copy of the Offer or of the Modified Offer or the new Offer, as applicable.
(d) In the event Tenant exercises its right of first refusal or right of first opportunity provided for herein, Tenant and Landlord shall have a period of 30 days in which to enter into one or more written agreements outlining the terms and conditions, in addition to those set forth in the Offer or Modified
Offer, if applicable, on which the sale will occur (the "Transaction Documents"). In the event Landlord and Tenant fail to execute the Transaction Documents within said 30 day period, then Tenant shall be deemed to have forfeited its rights hereunder with respect to such transaction; provided, however, that Landlord shall not be permitted to sell the Leased Property to any other person or entity on terms which are less favorable to Landlord than those offered to Tenant during the Protected Period or beyond the expiration of the 90 day period provided for in clause (c), without first complying with the terms of this 13.1 unless Landlord and Tenant failed to execute the Transaction Documents as a result of Tenant's bad faith in the negotiation of the terms of such Transaction Documents, in which case Landlord shall be permitted to sell the Leased Property to any other person or entity regardless of the terms of such transaction.
(e) Any sale of the Leased Property by Landlord pursuant to this 13, other than to Tenant, shall be subject to the rights of Tenant under this Lease, including, but not limited to, its rights under this 13.
(f) At the time of the acquisition of the Leased Property by Tenant, the then outstanding amount of principal and accrued and unpaid interest for the Working Capital Loan shall be due and payable in full to the extent set forth on
     Exhibit  L.
(g) Any closing pursuant to, and the consequences to Tenant of failing to close after exercising its rights under 13.1 shall be in accordance with the terms set forth in the Offer or Modified Offer and in the Transaction Documents executed pursuant to the terms of this Article 13.
          13.2     Fair  Market  Value13.2     Fair  Market  Value.  The  fair
market value (the "Fair Market Value") of the Leased Property shall be determined as follows.
          13.2.1 The parties shall attempt to determine the Fair Market Value by mutual agreement within 15 days after giving the purchase notice (the "Negotiation Period"). However, if the parties do not agree on the Fair Market Value during the Negotiation Period, the following provisions shall apply.
          13.2.2 Landlord and Tenant shall each give the other party notice of the name of an acceptable appraiser five Business Days after the end of the Negotiation Period. The two appraisers will then select a third appraiser within an additional five days. Each appraiser must demonstrate to the reasonable satisfaction of both Landlord and Tenant that it has significant experience in appraising properties similar to the Leased Property. Within five days after designation, each appraiser shall submit a resume to Landlord and Tenant setting forth such appraiser's qualifications, including education and experience with similar properties. A notice of objections to the qualifications of any appraiser shall be given within 10 days after receipt of such resume. If a party fails to timely object to the qualifications of an appraiser, then the appraiser shall be conclusively deemed satisfactory. If a party gives a timely notice of objection to the qualifications of an appraiser, then the disqualified appraiser shall be replaced by an appraiser selected by the qualified appraisers or, if all appraisers are disqualified, then by an appraiser selected by a commercial arbitrator acceptable to Landlord and Tenant.
          13.2.3 The Fair Market Value shall be determined by the appraisers within 60 days thereafter as follows. Each of the appraisers shall be instructed to prepare an appraisal of the Leased Property in accordance with the following instructions:
The Leased Property is to be valued upon the three conventional approaches to estimate value known as the Income, Sales Comparison and Cost Approaches. Once the approaches are completed, the appraiser correlates the individual approaches into a final value conclusion.
The  three  approaches  to  estimate  value  are  summarized  as  follows:
INCOME APPROACH: This valuation approach recognizes that the value of the operating tangible and intangible assets can be represented by the expected economic viability of the business giving returns on and of the assets. SALES COMPARISON APPROACH: This valuation approach is based upon the principle of substitution. When a facility is replaceable in the market, the market approach assumes that value tends to be set at the price of acquiring an equally desirable substitute facility. Since healthcare market conditions change and frequently are subject to regulatory and financing environments, adjustments need to be considered. These adjustments also consider the operating differences such as services and demographics.
COST APPROACH: This valuation approach estimates the value of the tangible assets only. Value is represented by the market value of the land plus the depreciated reproduction cost of all improvements and equipment.
In general, the Income and Sales Comparison Approaches are considered the best representation of value because they cover both tangible and intangible assets, consider the operating characteristics of the business and have the most significant influence on attracting potential investors.
The appraised values submitted by the three appraisers shall be ranked from highest value to middle value to lowest value, the appraised value (highest or lowest) which is furthest from the middle appraised value shall be discarded, and the remaining two appraised values shall be averaged to arrive at the Fair Market Value.
          13.2.4 Tenant shall pay, or reimburse Landlord for, all costs and expenses in connection with the appraisals.
          ARTICLE 14:  NEGATIVE COVENANTSARTICLE 14 NEGATIVE COVENANTS
          Until the Obligor Group Obligations shall have been performed in full, Tenant and Subtenant covenant and agree that Tenant and Subtenant (and Guarantor where applicable) shall not do any of the following without the prior written consent of Landlord:
          14.1     No  Debt14.1     No  Debt.  Tenant  and  Subtenant shall not
                   --------
create, incur, assume, or permit to exist any indebtedness with respect to the Leased Property other than [i] trade debt incurred in the ordinary course of business; [ii] indebtedness for Facility working capital purposes; and [iii] indebtedness that is secured by any Permitted Lien.
          14.2     No  Liens14.2     No  Liens.  Tenant and Subtenant shall not
                   ---------
create, incur, or permit to exist any lien, charge, encumbrance, easement or restriction upon the Leased Property or any lien upon or pledge of any interest in Subtenant, except for Permitted Liens.
          14.3     No  Guaranties14.3     No  Guaranties.  Tenant and Subtenant
                   --------------
shall not create, incur, assume, or permit to exist any guarantee of any loan or other indebtedness with respect to the operation of the Leased Properties except for the endorsement of negotiable instruments for collection in the ordinary course of business.
          14.4     No Transfer14.4     No Transfer.  Tenant and Subtenant shall
                   -----------
not sell, lease, sublease, mortgage, convey, assign or otherwise transfer any legal or equitable interest in the Leased Property or any part thereof, except for transfers made in connection with any Permitted Lien or leases to the residents of the Leased Property or commercial leases with respect to a portion of the Leased Property comprising in the aggregate less than 2,500 square feet provided such commercial leases shall be for services that are an integral part of the Facility.
          14.5     No  Dissolution14.5     No Dissolution.  Tenant or Subtenant
                   ---------------
shall not dissolve, liquidate, merge, consolidate or terminate its existence or sell, other than in a sale/leaseback or sale/manage back transaction, assign, lease, or otherwise transfer (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) unless, in the case of a merger or consolidation by Tenant, the surviving entity in such merger has a net worth immediately after the merger or consolidation at least equal to that of the Tenant immediately prior thereto; provided, however, nothing herein shall preclude a merger or consolidation of Subtenant into Tenant or dissolution of either Subtenant in the event of the termination of the Sublease at such time as Tenant is licensed to operate the Facilities subleased to either or both of the Subtenants.
          14.6     Subordination  of  Payments  to  Affiliates14.6
                   -------------------------------------------
Subordination of Payments to Affiliates. After the occurrence of an Event of Default and until such Event of Default is cured or waived in writing, Tenant and Subtenant shall not make any payments or distributions (including, without limitation, salary, bonuses, fees, principal, interest, dividends, liquidating distributions, management fees, cash flow distributions or lease payments but specifically excluding salary paid to employees of the Facilities or employees of Tenant and Subtenant in the ordinary course of business) to Guarantor, any Affiliate, or any shareholder, member or partner of Tenant, Subtenant or any Affiliate.
          14.7     Change  of  Location  or  Name14.7     Change of Location or
                   ------------------------------
Name.  Tenant  and  Subtenant shall not, without providing Landlord with 30 days prior notice thereof, change any of the following: [i] the location of the principal place of business or chief executive office of Tenant or Subtenant, or any office where any of Tenant's or Subtenant's books and records are maintained; [ii] the name under which Tenant or Subtenant conducts any of its business or operations; or [iii] reorganize or otherwise change its respective Organization State.
       ARTICLE 15:  AFFIRMATIVE COVENANTSARTICLE 15 AFFIRMATIVE COVENANTS
          15.1     Perform Obligations15.1     Perform Obligations.  Tenant and
                   -------------------
Subtenant shall each perform all of its obligations under this Lease, the Government Authorizations, the Permitted Exceptions, and all Legal Requirements. If applicable, Tenant and each Subtenant shall take all necessary action to obtain all Government Authorizations required for the operation of the Facility as soon as possible after the Amended Effective Date.
          15.2     Proceedings  to  Enjoin  or  Prevent  Construction15.2
                   --------------------------------------------------
Proceedings to Enjoin or Prevent Construction. If any proceedings are filed seeking to enjoin or otherwise prevent or declare invalid or unlawful Tenant's construction, occupancy, maintenance, or operation of the Facility or any portion thereof, Tenant will cause such proceedings to be vigorously contested in good faith, and in the event of an adverse ruling or decision, prosecute all allowable appeals therefrom, and will, without limiting the generality of the foregoing, resist the entry or seek the stay of any temporary or permanent injunction that may be entered, and use its best commercially reasonable efforts to bring about a favorable and speedy disposition of all such proceedings and any other proceedings.
          15.3     Documents and Information15.3     Documents and Information.
                   -------------------------
          15.3.1     Furnish Documents15.3.1     Furnish Documents.  Tenant and
                     -----------------
each Subtenant shall periodically during the term of the Lease deliver to Landlord the Annual Financial Statements, Periodic Financial Statements, Annual Facility Budget, Annual Company Budget and all other documents, reports, schedules and copies described on Exhibit E within the specified time periods. With each delivery of Annual Financial Statements and Periodic Financial
Statements (other than the monthly Facility Financial Statement) to Landlord, Tenant and each Subtenant shall also deliver to Landlord a certificate signed by the Chief Financial Officer, general partner or managing member (as applicable) of Tenant and each Subtenant, an Annual Facility Financial Report or Quarterly Facility Financial Report, as applicable, and a Quarterly Facility Accounts Receivable Aging Report all in the form of Exhibit F. In addition, Tenant and each Subtenant shall deliver to Landlord the applicable Annual Facility Financial Report and the applicable Quarterly Facility Accounts Receivable Aging Report (based upon internal financial statements) within 60 days after the end of each fiscal year. After the occurrence of an Event of Default and receipt of Landlord's written request, Tenant shall deliver to Landlord an updated Annual Facility Budget and Annual Company Budget (based on a 12-month rolling forward period) within 10 Business Days after receipt of Landlord's request.
          15.3.2     Furnish Information15.3.2     Furnish Information.  Tenant
                     -------------------
and each Subtenant shall [i] promptly supply Landlord with such information concerning its financial condition, affairs and property, as Landlord may reasonably request from time to time hereafter; [ii] promptly notify Landlord in writing of any condition or event that constitutes a breach or event of default of any term, condition, warranty, representation, or provisions of this Lease or any other agreement, and of any material adverse change in its financial condition; [iii] maintain a standard and modern system of accounting; [iv] permit Landlord or any of its agent or representatives to have access to and to examine all of its books and records regarding the financial condition of the Facility at any time or times hereafter during business hours and after reasonable oral or written notice; and [v] permit Landlord to copy and make abstracts from any and all of said books and records subject to any limitations imposed by State or federal law with respect to the confidentiality of patient and employee records.
          15.3.3     Further  Assurances  and  Information15.3.3     Further
                     -------------------------------------
Assurances and Information. Tenant shall, on request of Landlord from time to time, execute, deliver, and furnish documents as may be necessary to fully consummate the transactions contemplated under this Lease. Within 15 days after a request from Landlord, Tenant and each Subtenant shall provide to Landlord such additional information regarding Tenant, Tenant's financial condition, Subtenant, each Subtenant's financial condition or the Facility as Landlord, or any existing or proposed creditor of Landlord, or any auditor or underwriter of Landlord, may reasonably require from time to time, including, without limitation, a current Tenant's Certificate and Facility Financial Report in the form of Exhibit F. From and after and during the continuance of an Event of Default, Landlord shall have the right to require Tenant to provide to Landlord, at Tenant's expense, an appraisal prepared by an MAI appraiser setting forth the current fair market value of the Leased Property.
          15.3.4     Material Communications15.3.4     Material Communications.
                     -----------------------
Tenant and each Subtenant shall transmit to Landlord, within five days after receipt thereof, any material communication affecting a Facility, this Lease, the Legal Requirements or the Government Authorizations, and Tenant and each Subtenant will promptly respond to Landlord's inquiry with respect to such information. Tenant and each Subtenant shall notify Landlord in writing within five days after Tenant or any Subtenant has knowledge of any potential, threatened or existing litigation or proceeding against, or investigation of, Tenant, Subtenant, Guarantor, or the Facility that would reasonably be expected to adversely affect the right to operate the Facility or Landlord's title to the Facility or Tenant's interest therein.
          15.3.5     Requirements  for  Financial  Statements15.3.5
                     ----------------------------------------
Requirements  for  Financial  Statements.  Tenant  shall  meet  the  following requirements  in  connection  with  the preparation of the financial statements:
[i] all audited financial statements shall be prepared in accordance with general accepted accounting principles consistently applied; [ii] all unaudited financial statements shall be prepared in a manner substantially consistent with prior audited and unaudited financial statements submitted to Landlord; [iii] all financial statements shall fairly present the financial condition and performance for the relevant period in all material respects; [iv] the audited financial statements shall include all notes to the financial statements and a complete schedule of contingent liabilities and transactions with Affiliates; and [v] the audited financial statements shall contain an unqualified opinion; provided, however, this subsection [v] shall not be deemed violated if the opinions provided for fiscal year 2000 contain a going concern qualification
          15.4     Compliance  With  Laws15.4     Compliance With Laws.  Tenant
                   ---------------------------     --------------------
and each Subtenant shall comply with all Legal Requirements and keep all Government Authorizations in full force and effect. Subject to Tenant's right to contest the same in accordance with the terms of this Lease, Tenant and each Subtenant shall pay when due all taxes and governmental charges of every kind and nature that are assessed or imposed upon Tenant and each Subtenant, respectively, at any time during the term of the Lease, including, without limitation, all income, franchise, capital stock, property, sales and use, business, intangible, employee withholding, and all taxes and charges relating to Tenant's and each Subtenant's respective business and operations at the
Leased Property. Tenant and each Subtenant shall be solely responsible for compliance with all Legal Requirements, including the ADA, and Landlord shall have no responsibility for such compliance.
          15.5     Broker's  Commission15.5     Broker's  Commission.  Tenant
                   -------------------------     --------------------
shall indemnify Landlord from claims of brokers arising by the execution hereof or the consummation of the transactions contemplated hereby and from expenses incurred by Landlord in connection with any such claims (including reasonable attorneys' fees).
          15.6     Existence  and  Change  in  Ownership15.6     Existence  and
                   ------------------------------------------     --------------
Change  in Ownership.  Except as otherwise specifically provided herein, Tenant,
    ----------------
Subtenant and Guarantor shall maintain its existence throughout the term of this Lease and any change in the ownership of Tenant, Subtenant or Guarantor, directly or indirectly, shall require Landlord's prior written consent.
          15.7     Financial  Covenants15.7     Financial  Covenants.  The
                   -------------------------     --------------------
defined terms used in this section are defined in 15.7.1. The method of valuing assets shall be consistent with the Financial Statements. The following financial covenants shall be met throughout the term of this Lease:
          15.7.1     Definitions15.7.1     Definitions.
                     -----------
(a) "Portfolio Cash Flow" means the aggregate net income arising from all Facilities under this Lease as reflected on the Facility Financial Statement of each Facility plus [i] the amount of the provision for depreciation and amortization; plus [ii] the amount of the provision for management fees; plus [iii] the amount of the provision for income taxes; plus [iv] the amount of the provision for Base Rent payments and interest and equipment lease payments, if any, relating to the Facilities; minus [v] an imputed management fee equal to 5%
     of gross revenues of the Facilities (net of contractual allowances); and minus [vi] an imputed replacement reserve of $250.00 per unit at the Facilities, per year.
(b) "Portfolio Coverage Ratio" is the ratio of [i] Portfolio Cash Flow for each applicable period; to [ii] the Base Rent payments under this Lease and all other debt service and equipment lease payments relating to the Facilities for the applicable period.
          15.7.2     Coverage  Ratio15.7.2     Coverage  Ratio.  Tenant  shall
                     ---------------
maintain  for  each  fiscal  quarter a Portfolio Coverage Ratio of not less than
1.25  to  1.00.
          15.8     Facility  Licensure  and  Certification15.8     Facility
                   ---------------------------------------
Licensure and Certification. Tenant and each Subtenant, as applicable, shall [i] give written notice to Landlord within five days after an inspection of the Facility with respect to health care licensure or certification has occurred; and [ii] deliver to Landlord copies of each of the reports, notices, correspondence and all other items and documents listed under item no. 18 of Exhibit E within five days after receipt thereof. Tenant and Subtenant acknowledge that each has reviewed Exhibit E and agrees to the foregoing obligation. If Tenant or Subtenant receives a Facility survey or inspection report with material deficiencies, notice of failure to comply with a plan of correction or an HIPDB adverse action report, Tenant and the respective Subtenant shall cure all deficiencies and implement all corrective actions by the date required by the regulatory authority and shall deliver evidence of same to Landlord.
          15.9     Transfer of License and Facility Operations15.9     Transfer
                   -------------------------------------------
of License and Facility Operations. If this Lease is terminated due to expiration of the Term, pursuant to an Event of Default or for any reason other than Tenant's purchase of the Leased Property, or if Tenant or Subtenant vacates the Leased Property (or any part thereof) without termination of this Lease (other than during periods of repair or reconstruction after damage, destruction or a Taking, the following provisions shall be immediately effective:
          15.9.1     Licensure15.9.1     Licensure.  Tenant  and each Subtenant
                     ---------
shall execute, deliver and file all documents and statements requested by Landlord to effect the transfer of the Facility license and Government Authorizations to a replacement operator designated by Landlord ("Replacement Operator"), subject to any required approval of governmental regulatory authorities, and Tenant and each Subtenant shall provide to Landlord all information and records required by Landlord in connection with the transfer of the license and Government Authorizations.
          15.9.2     Facility  Operations15.9.2     Facility  Operations.  In
                     --------------------
order to facilitate a responsible and efficient transfer of the operations of the Facility, Tenant and Subtenant shall, if and to the extent requested by
Landlord, [i] deliver to Landlord the most recent updated reports, notices, schedules and documents listed under item nos. 17, 18, 19, 20 and 21 of Exhibit E; [ii] assuming Tenant or Subtenant has not already vacated the Leased Property, continue and maintain the operation of the Facility in the ordinary course of business, including using its commercially reasonable efforts to retain the residents at the Facility to the fullest extent practicable and consistent with applicable laws and regulations, until transfer of the Facility operations to the Replacement Operator is completed; [iii] enter into such management agreements, operations transfer agreements and other types of agreements that may be reasonably requested by Landlord or the Replacement Operator; provided, however, in no event shall Tenant or Subtenant be required to permit the Replacement Operator to operate the Leased Property under their licenses unless they receive confirmation that doing so will not violate applicable Legal Requirements and they get appropriate indemnities from the Replacement Operator in form and substance reasonably acceptable to Tenant and Subtenant; and [iv] provide reasonable access during normal business hours and on reasonable advance notice for Landlord and its agents to show the Facility to potential replacement operators. Tenant and Subtenant consent to the distribution by Landlord to potential replacement operators of Facility financial statements, licensure reports, financial and property due diligence materials  and  other  documents,  materials  and  information  relating  to the
Facility. The provisions of this section do not create or establish any rights in Tenant, Subtenant or any third party and Landlord reserves all rights and remedies relating to termination of this Lease.
          15.10     Bed Operating Rights15.10     Bed Operating Rights.  Tenant
                    --------------------
and Subtenant acknowledge and agree that the rights to operate the beds located at the Facility as set forth on Exhibit C under the law of the Facility State, to relocate such bed operating rights to another location or locations, and to transfer such bed operating rights to third parties, are property of the
Landlord and are an integral part of the real and personal property that constitutes the Leased Property. Tenant and Subtenant have only the right to use of such rights during the term of this Lease and subject to its terms and conditions. All operating rights shall automatically revert to Landlord or Landlord's designee upon the expiration or termination of this Lease for any reason whatsoever (other than Tenant's purchase of the Leased Property) without any requirement of a transfer or the payment of additional consideration.
          15.11     Power  of  Attorney15.11     Power  of Attorney.  Effective
                    -------------------
upon [i] the occurrence and during the continuance of an Event of Default, or [ii] termination of this Lease for any reason other than Tenant's purchase of the Leased Property, Tenant and Subtenant hereby irrevocably and unconditionally appoint Landlord, or Landlord's authorized officer, agent, employee or designee, as Tenant's and Subtenant's true and lawful attorney-in-fact, to act for Tenant and Subtenant in Tenant's and Subtenant's respective name, place, and stead, to execute, deliver and file all applications and any and all other necessary documents and statements to effect the issuance, transfer, reinstatement, renewal and/or extension of the Facility license and all Governmental Authorizations issued to Tenant and Subtenant or applied for by Tenant and Subtenant in connection with Tenant's and Subtenant's operation of the Facility, to permit any designee of Landlord or any other transferee to operate the Facility under the Governmental Authorizations, and to do any and all other acts incidental to any of the foregoing but only in the event Tenant or Subtenant fail to take such actions or execute such documents after a request from Landlord. Tenant and Subtenant irrevocably and unconditionally grant to Landlord as their respective attorney-in-fact full power and authority to do and perform every act necessary and proper to be done in the exercise of any of the foregoing powers as fully as Tenant and Subtenant might or could do if personally present or acting, with full power of substitution, hereby ratifying and confirming all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and is irrevocable prior to Tenant's purchase of the Leased Property. Landlord shall provide Tenant and Subtenant with copies of any documents filed and/or with a summary of any actions taken pursuant to this power of attorney.
       ARTICLE 16:  ALTERATIONS, CAPITAL IMPROVEMENTS, AND SIGNS ARTICLE 16
                  ALTERATIONS, CAPITAL IMPROVEMENTS, AND SIGNS
          16.1     Prohibition  on  Alterations  and  Improvements16.1
                   ----------------------------------------------------
Prohibition  on  Alterations and Improvements.  Except for Permitted Alterations
        -------------------------------------
(as hereinafter defined), Tenant shall not make any structural or nonstructural changes, alterations, additions and/or improvements (hereinafter collectively referred to as "Alterations") to the Leased Property.
          16.2     Approval of Alterations16.2     Approval of Alterations.  If
                   ----------------------------     -----------------------
Tenant desires to perform any Permitted Alterations, Tenant shall deliver to Landlord plans, specifications, drawings, and such other information as may be reasonably requested by Landlord (collectively the "Plans and Specifications") showing in reasonable detail the scope and nature of the Alterations that Tenant desires to perform. It is the intent of the parties hereto that the level of detail shall be comparable to that which is referred to in the architectural profession as "design development drawings" as opposed to working or biddable drawings. Landlord agrees not to unreasonably delay its review of the Plans and Specifications. Within 30 days after receipt of an invoice, Tenant shall reimburse Landlord for all costs and expenses incurred by Landlord in reviewing and, if required, approving or disapproving the Plans and Specifications, inspecting the Leased Property, and otherwise monitoring compliance with the terms of this Article 16. Tenant shall comply with the requirements of 16.4 in making any Permitted Alterations.
          16.3     Permitted  Alterations16.3     Permitted  Alterations.
                   ---------------------------     ----------------------
Permitted Alterations means any one of the following: [i] Alterations approved by Landlord; [ii] Alterations required under 7.2; [iii] Alterations affecting the structure of the Leased Property and having a total cost of less than $250,000.00 individually or in the aggregate; [iv] repairs, rebuilding and restoration  required  or  undertaken  pursuant  to  9.4;  or [v] non-structural
Alterations such as painting, landscaping, wallpapering, installing new floor coverings, etc. without regard to the cost thereof. Landlord hereby acknowledges that Landlord will approve an expansion of the Lubbock Facility, the Tewksbury Facility and/or the Urbana Facility subject to Landlord's review and approval of Landlord's construction due diligence and will consider the advance of funds to finance the expansion, subject to Landlord's underwriting standards and due diligence requirements.
          16.4     Requirements  for Permitted Alterations16.4     Requirements
                   --------------------------------------------     ------------
for  Permitted  Alterations.  Tenant  shall  comply  with  all  of the following
---------------------------
requirements  in  connection  with  any  Permitted  Alterations:
------
(a) The Permitted Alterations shall be made in accordance with the approved Plans and Specifications.
(b) The Permitted Alterations and the installation thereof shall comply with all applicable legal requirements and insurance requirements.
(c) The Permitted Alterations shall be done in a good and workmanlike manner, shall not impair the value or the structural integrity of the Leased Property, and shall be free and clear of all mechanic's liens.
(d) For any Permitted Alterations having a total cost of $100,000.00 or more, Tenant shall deliver to Landlord a payment and performance bond, with a surety acceptable to Landlord, in an amount equal to the estimated cost of the Permitted Alterations, guaranteeing the completion of the work free and clear of liens and in accordance with the approved Plans and Specifications, and naming Landlord and any mortgagee of Landlord as joint obligees on such bond.
(e) Tenant shall, at Tenant's expense, obtain a builder's completed value risk policy of insurance insuring against all risks of physical loss, including collapse and transit coverage, in a nonreporting form, covering the total value of the work performed, and equipment, supplies, and materials, and insuring initial occupancy. Landlord and any mortgagee of Landlord shall be additional insureds of such policy. Landlord shall have the right to approve the form and substance of such policy.
(f) Tenant shall pay the premiums required to increase the amount of the insurance coverages required by Article 4 to reflect the increased value of the Improvements resulting from installation of the Permitted Alterations, and shall deliver  to  Landlord  a  certificate  evidencing the increase in coverage.
(g) Tenant shall, not later than 60 days after completion of the Permitted Alterations, deliver to Landlord a revised "as-built" survey of the respective Facility if the Permitted Alterations altered the Land or "footprint" of the Improvements and an "as-built" set of Plans and Specifications for the Permitted
     Alterations  in  form  and  substance  satisfactory  to  Landlord.
(h) Tenant shall, not later than 30 days after Landlord sends an invoice, reimburse Landlord for any reasonable costs and expenses, including attorneys' fees and architects' and engineers' fees, incurred in connection with reviewing and approving the Permitted Alterations and ensuring Tenant's compliance with the requirements of this section. The daily fee for Landlord's consulting engineer is $750.00.
          16.5     Ownership  and  Removal  of  Permitted  Alterations16.5
                   ---------------------------------------------------
Ownership and Removal of Permitted Alterations. The Permitted Alterations shall become a part of the Leased Property, owned by Landlord, and leased to Tenant subject to the terms and conditions of this Lease. Tenant shall not be required or permitted to remove any Permitted Alterations.
          16.6     Minimum  Qualified  Capital  Expenditures16.6     Minimum
                   -----------------------------------------
Qualified Capital Expenditures. During each calendar year of the Term, Tenant shall expend at least $300.00 per unit for Qualified Capital Expenditures to improve the Facilities (provided that as to any Facility with respect to which a certificate of occupancy was not issued prior to the end of the first calendar year, the minimum qualified capital expenditures required by this section shall be waived until the calendar year immediately following the year in which such certificate of occupancy is issued). Thereafter throughout the Term, Tenant shall expend such amount each calendar year, increased annually in proportion to increases in the CPI. At least annually, at the request of Landlord, Landlord and Tenant shall review capital expenditures budgets and agree on modifications, if any, required by changed circumstances and the changed conditions of the Leased Property.
          16.7     Signs16.7     Signs.  Tenant  may, at its own expense, erect
                   ----------     -----
and maintain identification signs at the Leased Property, provided such signs comply with all laws, ordinances, and regulations. Upon the termination or expiration of this Lease (other than as a result of the exercise by Tenant of its purchase option), Tenant shall, within 30 days after notice from Landlord, remove the signs and restore the Leased Property to its original condition.
         ARTICLE 17:  CONTINGENT PAYMENT  ARTICLE 17 CONTINGENT PAYMENT
          17.1     Contingent  Payment17.1     Contingent  Payment  .  Provided
all of the conditions set forth in 17.1.1 have been satisfied, at any time and from time to time prior to the 3rd anniversary of the Amended Commencement Date, at the request of Tenant, Landlord will make a Contingent Payment Advance in an amount not to exceed the Contingent Payment Amount.
          17.1.1     Contingent  Payment  Advance17.1.1     Contingent  Payment
                     ----------------------------
Advance. Landlord's obligation to make a Contingent Payment Advance is subject to Tenant's compliance with the following conditions:
(a)     Coverage  Test.  All  Facilities  collectively  achieve  1.50 times ANOI
        --------------
payment coverage each for two consecutive quarters prior to the 3rd anniversary of the Amended Commencement Date based upon unaudited financial statements. "ANOI" means the Net Operating Income of the Facility less an imputed management fee of 5% of gross revenues and less an imputed replacement reserve of $250.00 per unit, per year. Payment coverage will be computed as if the Contingent Payment Advance was funded and the Base Rent adjustment (as described in 17.2 below) was in effect.
(b)     No  Defaults.  No  Event  of  Default  has  occurred  and is continuing.
        ------------
(c)     No  Material  Adverse  Changes.  No  material  adverse  changes  in  the
        ------------------------------
condition  of  Company,  Tenant  or  Guarantor.
(d)     Expenses.  Tenant  shall  have  paid  all  of  Landlord's  reasonable
        --------
out-of-pocket  expenses,  including,  without  limitation,  attorneys'  fees and
        -
expenses,  incurred  in  connection  with  the  Contingent  Payment  Advance.
(e)     Title  Endorsement.  Tenant  shall  have  provided  an  endorsement  to
        ------------------
Landlord's owner's policy of title insurance for the Leased Property bringing forward the date of the policy to the date of disbursement of the Contingent Payment Advance and increasing the amount of the coverage by the amount of the Contingent Payment Advance.
          17.1.2     Use  of  Proceeds17.1.3     Use of Proceeds.  Tenant shall
                     -----------------
use the proceeds from the Contingent Payment Advance solely to make a principal payment on the Working Capital Loan.
          17.2     Increase  in  Base  Rent17.2     Increase  in  Base  Rent.
                   ------------------------
Effective as of the date the Contingent Payment Advance is made by Landlord, Base Rent shall be adjusted as provided in 2.2. Until Landlord issues a new Rent Schedule following the Contingent Payment Advance, Tenant shall make Base
Rent  payments  as  provided  in  2.2.
          17.3     Other  Costs17.3     Other  Costs.  Tenant  shall  be
                   ------------
responsible for all costs associated with the Contingent Payment Advance, including, without limitation, any appraisal costs and title insurance fees.
ARTICLE  18:  ASSIGNMENT  AND  SALE OF LEASED PROPERTY ARTICLE 18 ASSIGNMENT AND
                             SALE OF LEASED PROPERTY
          18.1     Prohibition on Assignment and Subletting18.1     Prohibition
                   ---------------------------------------------     -----------
on  Assignment  and  Subletting.  Tenant  acknowledges that Landlord has entered
-------------------------------
into  this  Lease in reliance on the personal services and business expertise of
---
Tenant. Tenant may not assign, sublet, mortgage, hypothecate, pledge, grant a right of first refusal or transfer any interest in this Lease, or in the Leased Property, in whole or in part, without the prior written consent of Landlord, which Landlord may withhold in its sole and absolute discretion. The following transactions will be deemed an assignment or sublease requiring Landlord's prior written consent: [i] an assignment by operation of law; [ii] an imposition (whether or not consensual) of a lien, mortgage, or encumbrance upon Tenant's interest in the Lease; [iii] except as otherwise permitted by 14.4 and 18.3, an arrangement (including, but not limited to, management agreements, concessions, licenses, and easements) which allows the use or occupancy of all or part of the Leased Property by anyone other than Tenant; and [iv] a material change of ownership of Tenant other than changes resulting from the trading of Tenant's stock on a national stock exchange. Landlord's consent to any assignment, right of first refusal or sublease will not release Tenant (or any guarantor) from its payment and performance obligations under this Lease, but rather Tenant, any guarantor, and Tenant's assignee or sublessee will be jointly and severally liable for such payment and performance. An assignment, right of first refusal or sublease without the prior written consent of Landlord will be void at Landlord's option. Landlord's consent to one assignment, right of first refusal or sublease will not waive the requirement of its consent to any subsequent assignment or sublease. Notwithstanding the foregoing, Tenant may enter into a Sublease with each Subtenant for each Facility provided that each Sublease complies with 18.2 and Tenant may enter into any interim sublease and management agreement required to comply with licensure requirements until such time as the license to operate the Facility is issued in Tenant's name.
          18.2     Requests  for  Landlord's  Consent to Assignment, Sublease or
                   -------------------------------------------------------------
Management  Agreement18.2     Requests  for  Landlord's  Consent to Assignment,
  ------------------------     -------------------------------------------------
Sublease  or  Management  Agreement.  If Tenant is required to obtain Landlord's
  ---------------------------------
consent to a specific assignment, sublease, or management agreement, Tenant shall give Landlord [i] the name and address of the proposed assignee, subtenant or manager; [ii] a copy of the proposed assignment, sublease or management agreement; [iii] reasonably satisfactory information about the nature, business and business history of the proposed assignee, subtenant, or manager and its proposed use of the Leased Property; and [iv] banking, financial, and other credit information, and references about the proposed assignee, subtenant or manager sufficient to enable Landlord to determine the financial responsibility and character of the proposed assignee, subtenant or manager. Any assignment, sublease or management agreement shall contain provisions to the effect that [a] such assignment, sublease or management agreement is subject and subordinate to all of the terms and provisions of this Lease and to the rights of Landlord and that the assignee, subtenant or manager shall comply with all applicable provisions of this Lease; [b] such assignment, sublease or management agreement may not be modified without the prior written consent of Landlord not to be unreasonably withheld or delayed; [c] if this Lease shall terminate before the expiration of such assignment, sublease or management agreement, the assignee, subtenant or manager thereunder will, solely at Landlord's option and only upon the express written notice of attornment from Landlord, attorn to Landlord and waive any right the assignee, subtenant or manager may have to terminate the assignment, sublease or management agreement or surrender possession thereunder as a result of the termination of this Lease; and [d] if the assignee, subtenant or manager receives a written notice from Landlord stating that Tenant is in default under this Lease, the assignee, subtenant or manager shall thereafter pay all rentals or payments under the assignment, sublease or management agreement directly to Landlord until such default has been cured. Any attempt or offer by an assignee, subtenant or manager to attorn to Landlord shall not be binding or effective without the express written consent of Landlord. Tenant hereby collaterally assigns to Landlord, as security for the performance of its obligations hereunder, all of Tenant's right, title, and interest in and to any assignment, sublease or management agreement now or hereafter existing for all or part of the Leased Property. Tenant shall, at the request of Landlord, execute such other instruments or documents as Landlord may request to evidence this collateral assignment. If Landlord, in its sole and absolute discretion, consents to such assignment, sublease, or management agreement, such consent shall not be effective until [i] a fully executed copy of the instrument of assignment, sublease or management agreement has been delivered to Landlord; [ii] in the case of an assignment, Landlord has received a written instrument in which the assignee has assumed and agreed to perform all of Tenant's obligations under the Lease; and [iii] Tenant has paid to Landlord a fee in the amount equal to the lesser of Landlord's actual out-of-pocket costs and expenses and $2,500.00 (applies only to consent requests after the Closing); and [iv] Landlord has received reimbursement from Tenant or the assignee for all attorneys' fees and expenses and all other reasonable out-of-pocket expenses incurred in connection with determining whether to give its consent, giving its consent and all matters relating to the assignment (applies only to consent requests after the Closing).
          18.3     Agreements with Residents18.3     Agreements with Residents.
                   ------------------------------     -------------------------
Notwithstanding  18.1,  Tenant  and  Subtenant  may  enter  into  an  occupancy agreement with residents of the Leased Property without the prior written consent of Landlord provided that [i] the agreement does not provide for lifecare services; [ii] the agreement does not contain any type of rate lock provision or rate guaranty for more than one calendar year; [iii] the agreement does not provide for any rent reduction or waiver other than for an introductory period not to exceed six months; [iv] Tenant and Subtenant may not collect rent for more than one month in advance, other than one month of rent collected to be held as security for the performance of the resident's obligation to Tenant and Subtenant; and [v] all residents of the Leased Property are accurately shown in accounting records for the Facility. Without the prior written consent of Landlord, Tenant and Subtenant shall not materially change the form of resident occupancy agreement that was submitted to Landlord prior to the Amended Effective Date.
          18.4     Sale of Leased Property18.4     Sale of Leased Property.  If
                   ----------------------------     -----------------------
Landlord or any subsequent owner of the Leased Property sells the Leased Property, its liability for the performance of its agreements in this Lease will end on the date of the sale of the Leased Property, and Tenant will look solely to the purchaser for the performance of those agreements. For purposes of this section, any holder of a mortgage or security agreement which affects the Leased Property at any time, and any landlord under any lease to which this Lease is subordinate at any time, will be a subsequent owner of the Leased Property when it succeeds to the interest of Landlord or any subsequent owner of the Leased Property.
          18.5     Assignment  by  Landlord18.5     Assignment  by  Landlord.
                   ------------------------
Landlord may transfer, assign, mortgage, collaterally assign, or otherwise dispose of Landlord's interest in this Lease or the Leased Property.
     ARTICLE 19:  HOLDOVER AND SURRENDER ARTICLE 19  HOLDOVER AND SURRENDER
          19.1     Holding  Over19.1     Holding  Over.  If  Tenant,  with  or
                   -------------
without the express or implied consent of Landlord, continues to hold and occupy the Leased Property (or any part thereof) after the expiration of the Term or earlier termination of this Lease (other than pursuant to Tenant's purchase of the Leased Property), such holding over beyond the Term and the acceptance or collection of Rent in the amount specified below by Landlord shall operate and be construed as creating a tenancy from month to month and not for any other term whatsoever. Said month-to-month tenancy may be terminated by Landlord by giving Tenant five days written notice, and at any time thereafter Landlord may re-enter and take possession of the Leased Property. If, without Landlord's consent or at Landlord's request, Tenant continues after the expiration of the Term or earlier termination of this Lease to hold and occupy the Leased Property whether as a month-to-month tenant or a tenant at sufferance or otherwise, Tenant shall pay Rent for each month in an amount equal to the sum of [i] one and one-half (1-1/2) times the Base Rent payable during the month in which such expiration or termination occurs, plus [ii] all General Additional Rent accruing during the month, plus [iii] any and all other sums payable by Tenant pursuant to this Lease. During any continued tenancy after the expiration of the Term or earlier termination of this Lease, Tenant shall be obligated to perform and observe all of the terms, covenants and conditions of this Lease, but shall have no rights hereunder other than the right, to the extent given by applicable law, to continue its occupancy and use of the Leased Property until the tenancy is terminated. Nothing contained herein shall constitute the consent, express or implied, of Landlord to the holding over of Tenant after the expiration or earlier termination of this Lease.
          19.2     Surrender19.2     Surrender.  Except  for  [i]  Permitted
                   --------------     ---------
Alterations; [ii] normal and reasonable wear and tear (subject to the obligation of Tenant to maintain the Leased Property in good order and repair during the
Term); and [iii] damage and destruction not required to be repaired by Tenant, Tenant shall surrender and deliver up the Leased Property at the expiration or termination of the Term in as good order and condition as of the Commencement Date for the Initial Facilities or the Amended Commencement Date of the
Additional Facilities. The provisions of this 19.2 shall not apply in the event of the termination of the Lease upon the exercise by Tenant of the rights set forth in Article 13.
          19.3     Indemnity19.3     Indemnity.  If  Tenant  fails to surrender
                   ---------
the entire Leased Property or any part thereof upon the expiration or termination of this Lease in a timely manner and in accordance with the provisions  of  this  Lease,  in  addition  to any other liabilities to Landlord accruing therefrom, Tenant shall defend, indemnify and hold Landlord, its principals, officers, directors, agents, and employees harmless from loss or liability resulting from such failure, including, without limiting the generality of the foregoing, loss of rental with respect to any new lease in which the rental payable thereunder exceeds the Rent collected by Landlord pursuant to this Lease during Tenant's hold-over and any claims by any proposed new tenant founded on Tenant's failure to surrender the Leased Property. The provisions of this Article 19 shall survive the expiration or termination of this Lease. The provisions of this 19.3 shall not apply in the event of the termination of this Lease upon the exercise by Tenant of the rights set forth in
Article  13.
                  ARTICLE 20:  [RESERVED] ARTICLE 20 [RESERVED]
       ARTICLE 21: QUIET ENJOYMENT, SUBORDINATION, ATTORNMENT AND ESTOPPEL CERTIFICATESARTICLE 21 QUIET ENJOYMENT, SUBORDINATION, ATTORNMENT AND ESTOPPEL
                                  CERTIFICATES
          21.1     Quiet  Enjoyment21.1     Quiet Enjoyment.  So long as Tenant
                   ---------------------     ---------------
performs all of its obligations under this Lease, Tenant's possession of the Leased Property will not be disturbed by Landlord or any party claiming by, through or under Landlord.
          21.2     Subordination21.2     Subordination.  Subject  to  the terms
                   ------------------     -------------
and conditions of this section, this Lease and Tenant's rights under this Lease are subordinate to any ground lease or underlying lease, first mortgage, first deed of trust, or other first lien against the Leased Property, together with any renewal, consolidation, extension, modification or replacement thereof, which now or at any subsequent time affects the Leased Property or any interest of Landlord in the Leased Property, except to the extent that any such instrument expressly provides that this Lease is superior. The foregoing subordination provision is expressly conditioned upon any lessor or mortgagee being obligated and bound to recognize Tenant as the tenant under this Lease, and such lessor or mortgagee shall have no right to disturb Tenant's possession, use and occupancy of the Leased Property or Tenant's enjoyment of its rights under this Lease unless and until an Event of Default occurs hereunder. Any foreclosure action or proceeding by any mortgagee with respect to the Leased Property shall not affect Tenant's rights under this Lease and shall not terminate this Lease unless and until an Event of Default occurs hereunder. The foregoing provisions will be self-operative, and no further instrument will be required in order to effect them. However, Tenant shall execute, acknowledge and deliver to Landlord, at any time and from time to time upon demand by Landlord, such documents as may be requested by Landlord or any mortgagee or any holder of any mortgage or other instrument described in this section, to confirm or effect any such subordination, provided that any such document shall include a nondisturbance provision as set forth in this section satisfactory to Tenant. Any mortgagee of the Leased Property shall be deemed to be bound by the nondisturbance provision set forth in this section. If Tenant fails or refuses to execute, acknowledge, and deliver any such document within 20 days after written demand, Landlord may execute acknowledge and deliver any such document on behalf of Tenant as Tenant's attorney-in-fact. Tenant hereby constitutes and irrevocably appoints Landlord, its successors and assigns, as Tenant's attorney-in-fact to execute, acknowledge, and deliver on behalf of Tenant any documents described in this section. This power of attorney is coupled with an interest and is irrevocable.
          21.3     Attornment21.3     Attornment.  If  any  holder  of  any
                   ---------------     ----------
mortgage,  indenture,  deed  of  trust, or other similar instrument described in
21.2 succeeds to Landlord's interest in the Leased Property, Tenant will pay to such holder all Rent subsequently payable under this Lease. Tenant shall, upon request of anyone succeeding to the interest of Landlord, automatically become the tenant of, and attorn to, such successor in interest without changing this Lease. The successor in interest will not be bound by [i] any payment of Rent for more than one month in advance unless actually received by such successor; [ii] any amendment or modification of this Lease thereafter made without its consent as provided in this Lease; [iii] any claim against Landlord arising prior to the date on which the successor succeeded to Landlord's interest; or [iv] any claim or offset of Rent against Landlord. Upon request by Landlord or such successor in interest and without cost to Landlord or such successor in interest, Tenant will execute, acknowledge and deliver an instrument or instruments confirming the attornment. If Tenant fails or refuses to execute, acknowledge, and deliver any such instrument within 20 days after written demand, then Landlord or such successor in interest will be entitled to execute, acknowledge, and deliver any document on behalf of Tenant as Tenant's attorney-in-fact. Tenant hereby constitutes and irrevocably appoints Landlord, its successors and assigns, as Tenant's attorney-in-fact to execute, acknowledge, and deliver on behalf of Tenant any such document. This power of attorney is coupled with an interest and is irrevocable.
          21.4     Estoppel Certificates21.4     Estoppel Certificates.  At the
                   --------------------------     ---------------------
request of Landlord or any mortgagee or purchaser of the Leased Property, Tenant shall execute, acknowledge, and deliver an estoppel certificate, in recordable form, in favor of Landlord or any mortgagee or purchaser of the Leased Property certifying the following: [i] that the Lease is unmodified and in full force and effect, or if there have been modifications that the same is in full force and effect as modified and stating the modifications; [ii] the date to which Rent and other charges have been paid; [iii] whether Tenant or Landlord is in default or whether there is any fact or condition known to Landlord or Tenant which, with notice or lapse of time, or both, would constitute a default, and specifying any existing default, if any; [iv] that Tenant has accepted and occupies the Leased Property; [v] that Tenant has no defenses, set-offs, deductions, credits, or counterclaims against Landlord, if that be the case, or specifying such that exist; and [vi] such other information as may reasonably be requested by Landlord or any mortgagee or purchaser. Any purchaser or mortgagee may rely on this estoppel certificate. If Tenant fails to deliver the estoppel certificates to Landlord within 10 days after the request of Landlord, then Tenant shall be deemed to have certified that [a] the Lease is in full force and effect and has not been modified, or that the Lease has been modified as set forth in the certificate delivered to Tenant; [b] Tenant has not prepaid any Rent or other charges except for the current month; [c] Tenant has accepted and occupies the Leased Property; [d] neither Tenant nor Landlord is in default nor is there any fact or condition which, with notice or lapse of time, or both, would constitute a default; and [e] Tenant has no defenses, set-offs, deductions,  credits,  or  counterclaims  against  Landlord.  Tenant  hereby irrevocably appoints Landlord as Tenant's attorney-in-fact to execute, acknowledge, and deliver on Tenant's behalf any estoppel certificate to which
Tenant does not object within 10 days after Landlord sends the certificate to Tenant. This power of attorney is coupled with an interest and is irrevocable.
    ARTICLE 22:  REPRESENTATIONS AND WARRANTIES ARTICLE 22 REPRESENTATIONS AND
                                   WARRANTIES
          Tenant and Subtenant hereby make the following representations and warranties, as of the Amended Effective Date, to Landlord and acknowledge that Landlord is granting the Lease in reliance upon such representations and warranties. Tenant's and Subtenant's representations and warranties shall survive the Closing and, except to the extent made as of a specific date, shall continue in full force and effect until the Obligor Group Obligations have been performed in full.
          22.1     Organization and Good Standing22.1     Organization and Good
                   -----------------------------------     ---------------------
Standing.  Tenant is a corporation, duly organized, validly existing and in good
--------
standing under the laws of its respective Organization State. Subtenant is a limited partnership, duly organized, validly existing and in good standing under the laws of its Organization State. Tenant is qualified to do business in and is in good standing under the laws of the Facility States. Subtenant is qualified to do business and is in good standing under the laws of its Facility State.
          22.2     Power and Authority22.2     Power and Authority.  Tenant and
                   ------------------------     -------------------
Subtenant have the power and authority to execute, deliver and perform this Lease. Tenant and Subtenant have taken all requisite action necessary to authorize the execution, delivery and performance of their respective obligations under this Lease.
          22.3     Enforceability22.3     Enforceability.  This  Lease
                   -------------------     --------------
constitutes a legal, valid, and binding obligation of Tenant and Subtenant, as applicable, enforceable in accordance with its terms except as such enforceability may be limited by creditors rights laws and general principles of equity.
          22.4     Government Authorizations22.4     Government Authorizations.
                   ------------------------------     -------------------------
The Facility is in compliance with all Legal Requirements. All Government Authorizations are in full force and effect. Except as otherwise noted in
Exhibit G, Tenant or the respective Subtenant holds all Government Authorizations necessary for the operation of the Facility in accordance with the Facility Uses. No prior notice to or approval from any licensure authority is required in connection with the Lease or the transfer of the fee interest in the Leased Property to Landlord other than those notices which have been given or approvals which have been obtained prior to the Amended Commencement Date.
          22.5     Financial  Statements22.5     Financial  Statements.  Tenant
                   --------------------------     ---------------------
has furnished Landlord with true, correct, and complete copies of the Financial Statements described on Exhibit K. The Financial Statements fairly present the financial position of Tenant, Guarantor and the Facilities, as applicable, as of the respective dates and the results of operations for the periods then ended in conformance with generally accepted accounting principles applied on a basis consistent with prior periods. The Financial Statements and other information furnished to Landlord are true, complete and correct and, as of the Amended Effective Date, no material adverse change has occurred since the furnishing of such statements and information. As of the Amended Effective Date, the Financial Statements and other information do not contain any untrue statement or omission of a material fact and are not misleading in any material respect. Tenant and Guarantor are solvent, and no bankruptcy, insolvency, or similar proceeding is pending or contemplated by or, to the knowledge of Tenant, against Tenant or Guarantor.
          22.6     Condition of Facility22.6     Condition of Facility.  To the
                   --------------------------     ---------------------
best of Tenant's and Subtenant's knowledge and except as otherwise disclosed in writing by Tenant to Landlord prior to the Amended Effective Date, all of the mechanical and electrical systems, heating and air-conditioning systems, plumbing, water and sewer systems, and all other items of mechanical equipment or appliances are in good working order, condition and repair, are of sufficient size and capacity to service the Facility for the Facility Uses and conform with all applicable ordinances and regulations, and with all building, zoning, fire, safety, and other codes, laws and orders. The Improvements, including the roof and foundation, are structurally sound and free from leaks and other defects.
          22.7     Compliance  with  Laws22.7     Compliance with Laws.  To the
                   ---------------------------     --------------------
best of Tenant's and Subtenant's knowledge, there is no violation of, or noncompliance with, [i] any laws, orders, rules or regulations, ordinances or codes of any kind or nature whatsoever relating to the Facility or the ownership or operation thereof (including, without limitation, building, fire, health, occupational safety and health, zoning and land use, planning and environmental laws, orders, rules and regulations); [ii] any covenants, conditions, restrictions or agreements affecting or relating to the ownership, use or occupancy of the Facility; or [iii] any order, writ, regulation or decree relating to any matter referred to in [i] or [ii] above.
          22.8     No  Litigation22.8     No  Litigation.  As  of  the  Amended
                   -------------------     --------------
Effective Date and except as disclosed on Exhibit H, [i] there are no actions or suits, or any proceedings or investigations by any governmental agency or regulatory body pending against Tenant or Subtenant with respect to its operation at the Facility or against the Facility; [ii] no HIPDB adverse action reports have been issued to Tenant or Subtenant with respect to its operations at the Facility or against the Facility; [iii] neither Tenant nor Subtenant has received notice of any threatened actions, suits, proceedings or investigations against Tenant or Subtenant with respect to its operations at the Facility or against the Facility at law or in equity, or before any governmental board, agency or authority which, if determined adversely to Tenant or Subtenant, would materially and adversely affect the Facility or title to the Facility (or any part thereof), the right to operate the Facility as presently operated, or the financial condition of Tenant or Subtenant; [iv] there are no unsatisfied or outstanding judgments against Tenant or Subtenant with respect to its operations at the Facility or against the Facility; [v] there is no labor dispute materially and adversely affecting the operation or business conducted by Tenant or Subtenant at the Facility; and [vi] Tenant does not have knowledge of any facts or circumstances which might reasonably form the basis for any such action, suit, or proceeding.
          22.9     Consents22.9     Consents.  The  execution,  delivery  and
                   -------------     --------
performance of this Lease will not require any consent, approval, authorization, order, or declaration of, or any filing or registration with, any court, any federal, state, or local governmental or regulatory authority, or any other person or entity, the absence of which would materially impair the ability of Tenant or Subtenant to operate the Facility for the Facility Uses except for the post-acquisition filing for licensure of the Facility.
          22.10     No  Violation22.10     No  Violation.  The  execution,
                    -------------------     -------------
delivery and performance of this Lease [i] do not and will not conflict with, and do not and will not result in a breach of Tenant's or Subtenant's Organizational Documents; [ii] do not and will not conflict with, and do not and will not result in a breach of, and do not and will not constitute a default under (or an event which, with or without notice or lapse of time, or both, would constitute a default under), any of the terms, conditions or provisions of any agreement or other instrument or obligation to which Tenant or Subtenant is a party or by which its assets are bound; and [iii] do not and will not violate any order, writ, injunction, decree, statute, rule or regulation applicable to Tenant, Subtenant or the Facility.
          22.11     Reports  and  Statements22.11     Reports  and  Statements.
                    ------------------------------     ------------------------
All reports, statements, certificates and other data furnished by or on behalf of Tenant or Guarantor to Landlord in connection with this Lease, and all representations and warranties made herein or in any certificate or other instrument delivered in connection herewith and therewith, are true and correct in all material respects and do not omit to state any material fact or circumstance necessary to make the statements contained herein or therein, in light of the circumstances under which they are made, not misleading as of the date of such report, statement, certificate or other data. The copies of all agreements and instruments submitted to Landlord, including, without limitation, all agreements relating to management of the Facility and Tenant's working capital are true, correct and complete copies in all material respects and include  all  material  amendments  and  modifications  of  such  agreements.
          22.12     ERISA22.12     ERISA.  All plans (as defined in  4021(a) of
                    -----------     -----
the Employee Retirement Income Security Act of 1974, as amended or supplemented from time to time ("ERISA")) for which Tenant or Subtenant is an "employer" or a
"substantial  employer"  (as  defined  in   3(5)  and  4001(a)(2)  of  ERISA,
respectively) are in compliance with ERISA and the regulations and published interpretations thereunder. To the extent Tenant or Subtenant maintains a qualified defined benefit pension plan: [i] there exists no accumulated funding deficiency; [ii] no reportable event and no prohibited transaction has occurred; [iii] no lien has been filed or threatened to be filed by the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA; and [iv] Tenant and Subtenant have not been deemed to be a substantial employer.
          22.13     Chief  Executive  Office22.13     Chief  Executive  Office.
                    ------------------------------     ------------------------
Tenant and Subtenant each maintain its respective chief executive office and its books and records at Tenant's address set forth in the introductory paragraph of this Lease. Tenant and Subtenant do not conduct any business or operations other than at Tenant's chief executive office and at the Facility.
          22.14     Other  Name  or  Entities22.14     Other  Name or Entities.
                    -------------------------------     -----------------------
Except as disclosed herein, none of Tenant's or Subtenant's business is conducted through any subsidiary, unincorporated association or other entity and neither Tenant nor Subtenant have, within the six years preceding the date of this Lease [i] changed its name, [ii] used any name other than the name stated at the beginning of this agreement, or [iii] merged or consolidated with, or acquired any of the assets of, any corporation or other business.
          22.15     Parties  in  Possession22.15     Parties  in  Possession.
                    -----------------------------     -----------------------
Except as disclosed on Exhibit B and except for each Subtenant, there are no parties in possession of any Leased Property or any portion thereof as managers, lessees, tenants at sufferance, or trespassers.
          22.16     Access22.16     Access.  Except  as  otherwise disclosed in
                    ------------     ------
writing by Tenant to Landlord prior to the Amended Effective Date, access to the Land is directly from a dedicated public right-of-way without any easement. To the knowledge of Tenant and Subtenant, there is no fact or condition which would result in the termination or reduction of the current access to and from the Land to such right-of-way.
          22.17     Utilities22.17     Utilities.  There  are  available at the
                    ---------------     ---------
Land gas, municipal water, and sanitary sewer lines, storm sewers, electrical and telephone services in operating condition which are adequate for the operation of the Facility at a reasonable cost. Except as otherwise disclosed in writing by Tenant to Landlord prior to the Amended Effective Date, the Land has direct access to utility lines located in a dedicated public right-of-way without any easement. As of the Amended Effective Date, there is no pending or, to the knowledge of Tenant or Subtenant, threatened governmental or third party proceeding which would impair or result in the termination of such utility availability.
          22.18     Condemnation  and  Assessments22.18     Condemnation  and
                    ------------------------------------     -----------------
Assessments.  As of the Amended Effective Date, neither Tenant nor Subtenant has
    -------
received notice of, and there are no pending or, to the best of Tenant's and Subtenant's knowledge, threatened, condemnation, assessment (other than as disclosed in writing by Tenant to Landlord prior to the Amended Effective Date) or similar proceedings affecting or relating to the Facility, or any portion thereof, or any utilities, sewers, roadways or other public improvements serving the Facility.
          22.19     Zoning22.19     Zoning.  As  of the Amended Effective Date,
                    ------------     ------
[i] the use and operation of the Facility for the Facility Uses is a permitted use under the applicable zoning code; [ii] except as disclosed on Exhibit G hereto, no special use permits, conditional use permits, variances, or exceptions have been granted or are needed for such use of the Facility; [iii] the Land is not located in any special districts such as historical districts or overlay districts; and [iv] the Facility has been constructed in accordance with and complies with all zoning laws in effect at the time of its construction, including, but not limited to, dimensional, parking, setback, screening, landscaping, sign and curb cut requirements or the Facility obtained required waivers or variances from such requirements.
          22.20     Pro  Forma  Statement22.20     Pro  Forma  Statement.
                    ---------------------------     ---------------------
Reserved.
          22.21     Environmental  Matters22.21     Environmental  Matters.
                    ----------------------------     ----------------------
During the period of Tenant's or Subtenant's ownership or possession of the Leased Property and, to the best of Tenant's and Subtenant's knowledge after diligent inquiry, for the period prior to Tenant's and Subtenant's ownership or possession of the Leased Property, [i] the Leased Property is in compliance with all Environmental Laws; [ii] there were no releases or threatened releases of Hazardous Materials on, from, or under the Leased Property, except in compliance with all Environmental Laws; [iii] no Hazardous Materials have been, are or will be used, generated, stored, or disposed of at the Leased Property, except in compliance with all Environmental Laws; [iv] asbestos has not been and will not be used in the construction of any Improvements; [v] no permit is or has been required from the Environmental Protection Agency or any similar agency or department of any state or local government for the use or maintenance of any Improvements; [vi] underground storage tanks on or under the Land, if any, have been and currently are being operated in compliance with all applicable
Environmental Laws; [vii] any closure, abandonment in place or removal of an underground storage tank on or from the Land was performed in compliance with applicable Environmental Laws and any such tank had no release contaminating the Leased Property or, if there had been a release, the release was remediated in compliance with applicable Environmental Laws to the satisfaction of regulatory authorities; [viii] no summons, citation or inquiry has been made by any such environmental unit, body or agency or a third party demanding any right of recovery for payment or reimbursement for costs incurred under CERCLA or any other Environmental Laws and the Land is not subject to the lien of any such agency; and [ix] to the best of Tenant's and Subtenant's knowledge, the environmental assessment of the Facility (and all follow-up reports, supplements and amendments) that was delivered to Landlord by Tenant in connection with the closing of this Lease is true, complete and accurate. "Disposal" and "release" shall have the meanings set forth in CERCLA.
          22.22     Leases  and Contracts22.22     Leases and Contracts.  As of
                    ---------------------------     --------------------
the Amended Effective Date and except as disclosed on Exhibit I, there are no leases or contracts (including, but not limited to, insurance contracts, maintenance contracts, construction contracts, employee benefit plans, employment contracts, equipment leases, security agreements, architect agreements, and management contracts) to which Tenant, Subtenant or Guarantor is a party relating to any part of the ownership, operation, possession, construction, management or administration of the Land or the Facility.
          22.23     No  Default22.23     No  Default.  As  of  the  Amended
                    -----------------     -----------
Effective Date, [i] there is no existing Event of Default under this Lease; and [ii] no event has occurred which, with the giving of notice or the passage of time, or both, would constitute or result in such an Event of Default.
          22.24     Tax  Status22.24     Tax Status.  If Tenant or Subtenant is
                    -----------------     ----------
a partnership or limited liability company, it is taxable as a partnership under the Internal Revenue Code and all applicable facility state tax laws.
                   ARTICLE 23:  RESERVED  ARTICLE 23 RESERVED
           ARTICLE 24:  SECURITY INTEREST ARTICLE 24 SECURITY INTEREST
          24.1     Collateral24.1     Collateral.  Tenant  and Guarantor hereby
                   ---------------     ----------
grant to each Landlord and HCRI (if not a Landlord) (individually and collectively called "Secured Party") a security interest in the following described property located at a Leased Property, whether now owned or hereafter acquired by Tenant or Guarantor (the "Collateral"), to secure the payment and performance of the Obligor Group Obligations:
(a) All machinery, furniture, equipment, trade fixtures, appliances, inventory and all other goods (as "equipment", "inventory" and "goods" are defined for purposes of Article 9 ("Article 9") of the Uniform Commercial Code as adopted in Ohio) and any leasehold interest of Tenant or any Subtenant in any of the foregoing, including, without limitation, those items which are to become fixtures or which are building supplies and materials to be incorporated into any improvement or fixture.
(b) All accounts, contract rights, general intangibles, instruments, documents, and chattel paper [as "accounts", "contract rights", "general intangibles", "instruments", "documents", and "chattel paper", are defined for purposes of Article 9] now or hereafter arising.
(c) All franchises, permits, licenses, operating rights, certifications, approvals, consents, authorizations and other general intangibles, including, without limitation, certificates of need, state health care facility licenses, and Medicare and Medicaid provider agreements, to the extent permitted by law.
(d) Unless expressly prohibited by the terms thereof, all contracts, agreements, contract rights and materials relating to the design, construction, operation or management of any improvements, including, but not limited to, plans, specifications, drawings, blueprints, models, mock-ups, brochures, flyers, advertising and promotional materials and mailing lists.
(e) All subleases, occupancy agreements, license agreements and concession agreements, written or unwritten, of any nature, now or hereafter entered into, and all right, title and interest of Tenant thereunder, including, without limitation, those certain Subleases dated as of the Effective Date, by and between Tenant, as Sublandlord, and each Subtenant, as Subtenant; and including, without limitation, Tenant's right, if any, to cash or securities deposited thereunder whether or not the same was deposited to secure performance by the subtenants, occupants, licensees and concessionaires of their obligations thereunder, including the right to receive and collect the rents, revenues, and other charges thereunder.
(f) All ledger sheets, files, records, computer programs, tapes, other electronic data processing materials, and other documentation.
(g) The products and proceeds of the preceding listed property, including, without limitation, cash and non-cash proceeds, proceeds of proceeds, and insurance proceeds.
          24.2     Additional  Documents24.2     Additional  Documents.  At the
                   --------------------------     ---------------------
request of Landlord, Tenant and each Subtenant shall execute additional security agreements, financing statements, and such other documents as may be requested by Landlord to maintain and perfect such security interest. Tenant and each Subtenant hereby irrevocably appoint Landlord, its successors and assigns, as Tenant's or Subtenant's attorney-in-fact to execute, acknowledge, deliver and file such documents on behalf of Tenant or such Subtenant. This power of attorney is coupled with an interest and is irrevocable.
          24.3     Notice  of Sale24.3     Notice of Sale.  With respect to any
                   --------------------     --------------
sale or other disposition of any of the Collateral after the occurrence of an Event of Default, Landlord, Tenant and each Subtenant agree that the giving of five days' notice by Landlord, sent by overnight delivery, postage prepaid, to Tenant's or Subtenant's notice address designating the time and place of any public sale or the time after which any private sale or other intended disposition of such Collateral is to be made, shall be deemed to be reasonable notice thereof and Tenant and each Subtenant waive any other notice with respect thereto.
          24.4     Recharacterization24.4     Recharacterization.  Landlord and
                   -----------------------     ------------------
Tenant intend this Lease to be a true lease. However, if despite the parties' intent, it is determined or adjudged by a court for any reason that this Lease is not a true lease or if this Lease is recharacterized as a financing arrangement, then this Lease shall be considered a secured financing agreement and Landlord's title to the Leased Property shall constitute a perfected first priority lien in Landlord's favor on the Leased Property to secure the payment and performance of all the Obligor Group Obligations.
               ARTICLE 25:  MISCELLANEOUS ARTICLE 25 MISCELLANEOUS
          25.1     Notices25.1     Notices.  Landlord,  Tenant  and  Subtenant
                   ------------     -------
hereby agree that all notices, demands, requests, and consents (hereinafter "notices") required to be given pursuant to the terms of this Lease shall be in writing, shall be addressed to the addresses set forth in the introductory paragraph of this Lease, and shall be served by [i] personal delivery; [ii] certified mail, return receipt requested, postage prepaid; or [iii] nationally recognized overnight courier. Notices to any Subtenant should be sent c/o Tenant at Tenant's address set forth in the introductory paragraph. All notices shall be deemed to be given upon the earlier of actual receipt or three Business Days after mailing, or one Business Day after deposit with the overnight courier. Any notices meeting the requirements of this section shall be effective, regardless of whether or not actually received. Landlord or Tenant may change its notice address at any time by giving the other party notice of such change.
          25.2     Advertisement  of  Leased  Property25.2     Advertisement of
                   ----------------------------------------     ----------------
Leased  Property.  In the event the Tenant fails to exercise its option to renew
  --------------
within the time period set forth in 12.1, then Landlord or its agent shall have the right to enter the Leased Property at all reasonable times for the purpose of exhibiting the Leased Property to others and to place upon the Leased Property for and during the period commencing 120 days prior to the expiration of this Lease, "for sale" or "for rent" notices or signs.
          25.3     Entire  Agreement25.3     Entire  Agreement.  This  Lease
                   ----------------------     -----------------
contains the entire agreement between Landlord and Tenant with respect to the subject matter hereof. No representations, warranties, and agreements have been made by Landlord except as set forth in this Lease. No oral agreements or understandings between Landlord and Tenant shall survive execution of this Lease.
          25.4     Severability25.4     Severability.  If any term or provision
                   -----------------     ------------
of this Lease is held or deemed by Landlord to be invalid or unenforceable, such holding shall not affect the remainder of this Lease and the same shall remain in full force and effect, unless such holding substantially deprives Tenant of the use of the Leased Property or Landlord of the rents herein reserved, in which  event  this  Lease  shall  forthwith terminate as if by expiration of the
Term.
          25.5     Captions  and  Headings25.5     Captions  and Headings.  The
                   ----------------------------     ----------------------
captions and headings are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Lease or the intent of any provision hereof.
          25.6     Governing  Law25.6     Governing  Law.  This  Lease shall be
                   -------------------     --------------
governed by and construed in accordance with the laws of the State of Ohio, except as to matters under which the laws of a State in which a respective Facility is located, or under applicable procedural conflicts of laws rules, require the application of laws of such other State, in which case the laws or conflicts of laws rules, as the case may be, of such State shall govern to the extent required.
          25.7     Memorandum  of  Lease25.7     Memorandum  of  Lease.  Tenant
                   --------------------------     ---------------------
shall not record this Lease. Tenant shall, however, record a memorandum of lease approved by Landlord upon Landlord's request.
          25.8     Waiver25.8     Waiver.  No  waiver  by  Landlord  of  any
                   -----------     ------
condition or covenant herein contained, or of any breach of any such condition or covenant, shall be held or taken to be a waiver of any subsequent breach of such covenant or condition, or to permit or excuse its continuance or any future breach thereof or of any condition or covenant, nor shall the acceptance of Rent by Landlord at any time when Tenant or Subtenant is in default in the performance or observance of any condition or covenant herein be construed as a waiver of such default, or of Landlord's right to terminate this Lease or exercise any other remedy granted herein on account of such existing default.
          25.9     Binding  Effect25.9     Binding  Effect.  This Lease will be
                   --------------------     ---------------
binding upon and inure to the benefit of the heirs, successors, personal representatives, and permitted assigns of Landlord, Tenant and Subtenant.
          25.10     No  Offer25.10     No Offer.  Landlord's submission of this
                    ---------------     --------
Lease to Tenant is not an offer to lease the Leased Property, or an agreement by Landlord to reserve the Leased Property for Tenant. Landlord will not be bound to Tenant until Tenant has duly executed and delivered duplicate original leases to Landlord, and Landlord has duly executed and delivered one of these duplicate original leases to Tenant.
          25.11     Modification25.11     Modification.  This Lease may only be
                    ------------------     ------------
modified by a writing signed by both Landlord and Tenant. All references to this Lease, whether in this Lease or in any other document or instrument, shall be deemed to incorporate all amendments, modifications and renewals of this Lease, made after the date hereof. If Tenant requests Landlord's consent to any change in ownership, merger or consolidation of Tenant or Guarantor, any assumption of the Lease, or any modification of the Lease, Tenant shall provide Landlord all relevant information and documents sufficient to enable Landlord to evaluate the request. In connection with any such request, Tenant shall pay to Landlord a fee in an amount equal to the lesser of $2,500.00 and Landlord's actual reasonable attorney's fees and expenses and other reasonable out-of-pocket expenses incurred in connection with Landlord's evaluation of Tenant's request, the preparation of any documents and amendments, the subsequent amendment of any documents between Landlord and its collateral pool lenders (if applicable), and all related matters.
          25.12     Landlord's  Modification25.12     Landlord's  Modification.
                    ------------------------------     ------------------------
Tenant acknowledges that Landlord may mortgage the Leased Property or use the Leased Property as collateral for a collateralized mortgage obligations or Real Estate Mortgage Investment Companies (REMICS). If any mortgage lender of Landlord desires any modification of this Lease, Tenant agrees to consider such modification in good faith and to execute an amendment of this Lease if Tenant finds such modification acceptable. Landlord shall not do anything in connection with its financing of the Leased Property which would limit the rights granted to Tenant or Subtenant hereunder.
          25.13     No  Merger25.13     No Merger.  The surrender of this Lease
                    ----------------     ---------
by Tenant or the cancellation of this Lease by agreement of Tenant and Landlord or the termination of this Lease on account of Tenant's default will not work a merger, and will, at Landlord's option, terminate any subleases or operate as an assignment to Landlord of any subleases. Landlord's option under this paragraph will be exercised by notice to Tenant and all known subtenants of the Leased Property.
          25.14     Laches25.14     Laches.  No  delay  or  omission  by either
                    ------------     ------
party hereto to exercise any right or power accruing upon any noncompliance or default by the other party with respect to any of the terms hereof shall impair any such right or power or be construed to be a waiver thereof.
          25.15     Limitation  on  Tenant's  Recourse25.15     Limitation  on
                    ----------------------------------------     --------------
Tenant's  Recourse.  Tenant's  sole recourse against Landlord, and any successor
    --------------
to the interest of Landlord in the Leased Property, is to the interest of Landlord, and any such successor, in the Leased Property. Tenant will not have any right to satisfy any judgment which it may have against Landlord, or any such successor, from any other assets of Landlord, or any such successor. In this section, the terms "Landlord" and "successor" include the shareholders, venturers, and partners of "Landlord" and "successor" and the officers, directors, and employees of the same. The provisions of this section are not intended to limit Tenant's right to seek injunctive relief or specific performance.
          25.16     Construction of Lease25.16     Construction of Lease.  This
                    ---------------------------     ---------------------
Lease has been prepared by Landlord and its professional advisors and reviewed by Tenant and its professional advisors. Landlord, Tenant, and their advisors believe that this Lease is the product of all their efforts, that it expresses their agreement, and agree that it shall not be interpreted in favor of either Landlord or Tenant or against either Landlord or Tenant merely because of their efforts in preparing it.
          25.17     Counterparts25.17     Counterparts.  This  Lease  may  be
                    ------------------     ------------
executed in multiple counterparts, each of which shall be deemed an original hereof.
          25.18     Custody  of Escrow Funds25.18     Custody of Escrow Funds .
                    ------------------------
Any funds paid to Landlord in escrow hereunder may be held by Landlord or, at Landlord's election, by a financial institution, the deposits or accounts of which are insured or guaranteed by a federal or state agency. The funds shall not be deemed to be held in trust, may be commingled with the general funds of Landlord or such other institution, and shall not bear interest.
          25.19     Landlord's Status as a REIT25.19     Landlord's Status as a
                    ---------------------------
REIT . Tenant acknowledges that Landlord (or a Landlord Affiliate) has elected and may hereafter elect to be taxed as a real estate investment trust ("REIT") under the Internal Revenue Code.
          25.20     Exhibits25.20     Exhibits  .  All  of  the  exhibits
                    --------
referenced  in  this  Lease  are  attached  hereto  and  incorporated  herein.
          25.21     WAIVER  OF  JURY  TRIAL25.21     WAIVER  OF  JURY  TRIAL  .
                    -----------------------
LANDLORD, TENANT AND SUBTENANT WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY OF THEM AGAINST THE OTHER ON ALL MATTERS ARISING OUT OF THIS LEASE OR THE USE AND OCCUPANCY OF THE LEASED PROPERTY (EXCEPT CLAIMS FOR PERSONAL INJURY OR PROPERTY DAMAGE). IF LANDLORD COMMENCES ANY SUMMARY PROCEEDING FOR NONPAYMENT OF RENT, TENANT AND SUBTENANT WILL NOT INTERPOSE, AND WAIVES THE RIGHT TO INTERPOSE, ANY COUNTERCLAIM IN ANY SUCH PROCEEDING.
          25.22     CONSENT  TO JURISDICTION25.22     CONSENT TO JURISDICTION .
                    ------------------------
TENANT AND SUBTENANT HEREBY IRREVOCABLY SUBMIT AND CONSENT TO THE NONEXCLUSIVE JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT HAVING JURISDICTION OVER LUCAS COUNTY, OHIO OR ANY COUNTY IN WHICH A FACILITY IS LOCATED FOR ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY MATTER ARISING FROM OR RELATED TO [I] THE COMMITMENT; [II] THIS LEASE; OR [III] ANY DOCUMENT EXECUTED BY TENANT OR SUBTENANT IN CONNECTION WITH THIS LEASE. TENANT AND SUBTENANT HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT TENANT AND SUBTENANT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING. TENANT AND SUBTENANT AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.
          TENANT AND SUBTENANT AGREE NOT TO INSTITUTE ANY LEGAL ACTION OR PROCEEDING AGAINST LANDLORD OR ANY DIRECTOR, OFFICER, EMPLOYEE, AGENT OR PROPERTY OF LANDLORD, CONCERNING ANY MATTER ARISING OUT OF OR RELATING TO THE COMMITMENT, THIS LEASE OR ANY RELATED DOCUMENT IN ANY COURT OTHER THAN A STATE OR FEDERAL COURT HAVING JURISDICTION OVER LUCAS COUNTY, OHIO UNLESS SUCH COURT LACKS IN PERSONAM OR SUBJECT MATTER JURISDICTION IN WHICH CASE TENANT AND SUBTENANT SHALL HAVE THE RIGHT TO INSTITUTE SUCH ACTION OR PROCEEDING BEFORE ANY COURT HAVING SUCH JURISDICTION.
          TENANT AND SUBTENANT HEREBY CONSENT TO SERVICE OF PROCESS BY LANDLORD IN ANY MANNER AND IN ANY JURISDICTION PERMITTED BY LAW. NOTHING HEREIN SHALL AFFECT OR IMPAIR LANDLORD'S RIGHT TO SERVE LEGAL PROCESS IN ANY MANNER PERMITTED BY LAW, OR LANDLORD'S RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST TENANT, SUBTENANT OR THE PROPERTY OF TENANT OR SUBTENANT IN THE COURTS OF ANY OTHER JURISDICTION.
          25.23     Attorney's  Fees  and Expenses25.23     Attorney's Fees and
                    ------------------------------
Expenses  .  Tenant  shall  pay  to  Landlord  all reasonable costs and expenses incurred by Landlord in administering this Lease and the security for this Lease, enforcing or preserving Landlord's rights under this Lease and the security for this Lease, and in all matters of collection, whether or not an Event of Default has actually occurred or has been declared and thereafter cured, including, but not limited to, [a] reasonable attorney's and paralegal's fees and disbursements; [b] the fees and expenses of any litigation, administrative, bankruptcy, insolvency, receivership and any other similar proceeding; [c] court costs; [d] the expenses of Landlord, its employees, agents, attorneys and witnesses in preparing for litigation, administrative, bankruptcy, insolvency and other proceedings and for lodging, travel, and attendance at meetings, hearings, depositions, and trials; and [e] consulting and witness fees and expenses incurred by Landlord in connection with any litigation or other proceeding; provided, however, Landlord's internal bookkeeping and routine lease servicing costs are not payable by Tenant.
          25.24     Survival25.24     Survival  .  The  following  provisions
                    --------
shall  survive  termination  of  the  Lease:  Article 8 (Defaults and Remedies);
Article 9 (Damage and Destruction); Article 10 (Condemnation); 15.3.6 (Confidentiality); 15.9 (Transfer of License and Facility Operations); 15.10 (Bed Operating Rights); 18.2 (Assignment or Sublease); Article 19 (Holdover and Surrender); Article 24 (Security Interest) and 25.24 (Survival).
          25.25     Time25.25     Time.  Time  is  of  the  essence  in  the
                    ----
performance  of  this  Lease.
          25.26     Subtenant25.26     Subtenant.  Texas-ESC-Lubbock,  L.P. has
                    ---------
joined in the execution of this Lease to acknowledge that it is subject to and bound by the terms of the Lease applicable to Texas-ESC-Lubbock, L.P., including, without limitation, the grant of a security interest under Article 24.
            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]
hcri\emeritus-ml\Lease-Amend     S-4     9/8/03
          IN WITNESS WHEREOF, the parties hereto have executed this Lease or caused the same to be executed by their respective duly authorized officers as of the date first set forth above.
Signed  and  acknowledged  in  the  presence  of:

Signature  Oksana  M.  Ludd     HEALTH  CARE  REIT,  INC.
Print  Name  Oksana  M.  Ludd
     By:   Erin  C.  Ibele
Signature  Julia  Steingrass
Print  Name  Julia  Steingrass       Title:   V.P.  &  Corporate  Secretary



Signature  Oksana  M.  Ludd     HCRI  MISSISSIPPI  PROPERTIES,  INC.
Print  Name  Oksana  M.  Ludd
     By:   Erin  C.  Ibele
Signature  Julia  Steingrass
Print  Name  Julia  Steingrass       Title:   V.P.  &  Corporate  Secretary










     HCRI  MASSACHUSETTS  PROPERTIES  TRUST  II

Signature  Oksana  M.  Ludd     By:  HCRI  Massachusetts  Properties,  Inc.,  as
Trustee, and not individually, and subject to the provisions of the Declaration of HCRI Massachusetts Properties Trust II filed with the Secretary of the Commonwealth of Massachusetts and the City Clerk of Boston
Print  Name  Oksana  M.  Ludd
     By:   Erin  C.  Ibele
Signature  Julia  Steingrass
Print  Name  Julia  Steingrass       Title:   V.P.  &  Corporate  Secretary



     HCRI  TEXAS  PROPERTIES,  LTD.

Signature  Oksana  M.  Ludd     By:  Health  Care  REIT,  Inc.,  General Partner
Print  Name  Oksana  M.  Ludd
     By:   Erin  C.  Ibele
Signature  Julia  Steingrass
Print  Name  Julia  Steingrass       Title:   V.P.  &  Corporate  Secretary

     EMERITUS  CORPORATION

Signature  Scott  Marshall     By:  William  M.  Shorten
Print  Name  Scott  Marshall
       Title:  Director  of  Real  Estate
Signature  R.  Adams
Print  Name  R.  Adams     Tax  I.D.  No.:  91-1605464

     TEXAS-ESC-LUBBOCK,  L.P.

     By:  ESC  G.P.  II,  Inc.,  its  General  Partner

Signature  Scott  Marshall     By:  William  M.  Shorten
Print  Name  Scott  Marshall
       Title:  Director  of  Real  Estate
Signature  R.  Adams
Print  Name  R.  Adams       Tax  I.D.  No.:  20-0174957


STATE  OF  OHIO     )
     )  SS:
COUNTY  OF  LUCAS     )

          The foregoing instrument was acknowledged before me this ___ day of September, 2003 by _________________________, the _________________________ of
Health  Care  REIT,  Inc., a Delaware corporation, on behalf of the corporation.


     Notary  Public

My  Commission  Expires:          [SEAL]


STATE  OF  OHIO     )
     )  SS:
COUNTY  OF  LUCAS     )

          The foregoing instrument was acknowledged before me this ___ day of September, 2003 by _________________________, the _________________________ of
HCRI Mississippi Properties, Inc., a Mississippi corporation, on behalf of the corporation.


     Notary  Public

My  Commission  Expires:          [SEAL]


STATE  OF  OHIO     )
     )  SS:
COUNTY  OF  LUCAS     )

          The foregoing instrument was acknowledged before me this ___ day of September, 2003 by _________________________, the _________________________ of
HCRI Massachusetts Properties, Inc., a Delaware corporation, as Trustee, on behalf of and as the free act and deed of HCRI Massachusetts Properties Trust II, a Massachusetts business trust.


Notary  Public

My  commission  expires:          [SEAL]


STATE  OF  OHIO     )
     )  SS:
COUNTY  OF  LUCAS     )

          The foregoing instrument was acknowledged before me this ___ day of September, 2003 by _________________________, the _________________________ of
Health Care REIT, Inc., a Delaware corporation and the general partner of HCRI Texas Properties, Ltd., a limited liability partnership organized under the laws of the State of Texas on behalf of the limited partnership.


     Notary  Public

My  Commission  Expires:          [SEAL]


STATE  OF  WASHINGTON     )
     )  SS:
COUNTY  OF  KING     )

          The foregoing instrument was acknowledged before me this ___ day of September, 2003 by _________________________, the _________________________ of
Emeritus  Corporation,  a  Washington corporation, on behalf of the corporation.


     Notary  Public

My  Commission  Expires:          [SEAL]


STATE  OF  WASHINGTON     )
     )  SS:
COUNTY  OF  KING     )

          The foregoing instrument was acknowledged before me this ___ day of September, 2003 by _________________________, the _________________________ of
ESC G.P. II, Inc., the general partner of Texas-ESC-Lubbock, L.P., a Washington limited partnership, on behalf of the limited partnership.


     Notary  Public

My  Commission  Expires:          [SEAL]


THIS  INSTRUMENT  PREPARED  BY:

OKSANA  M.  LUDD,  ESQ.
SHUMAKER,  LOOP  &  KENDRICK,  LLP
1000  JACKSON  STREET
TOLEDO,  OHIO  43624
hcri\emeritus-ml\Lease-Amend     -  2  -     9/8/03

hcri\emeritus-ml\Lease-Amend     9/8/03
                       SCHEDULE 1:  INITIAL RENT SCHEDULE

EMERITUS  CORPORATION  -  MASTER  LEASE
---------------------------------------
HEALTH  CARE  REIT,  INC.
                                                  INITIAL TERM DATE     04/01/02
INITIAL  TERM     15     Yrs
                                       INITIAL TERM EXPIRATION DATE     03/31/17
                                       AMENDED TERM EXPIRATION DATE     09/30/18

                                        INITIAL INVESTMENT AMOUNT     39,700,000
                             INVESTMENT AMOUNT EFFECTIVE 9/30/03     149,700,000

                                                          RATE OF RETURN     N/A
(365/360  BASIS)
                                               INITIAL RATE OF RETURN     10.50%
                                                                          ------
                                      RATE OF RETURN EFFECTIVE 9/30/03     9.83%
                                                                           -----

INCREASER DEFINED AS FOLLOWS: (*) ANNUAL RENT INCREASER IS EQUAL TO THE LESSER OF THREE TIMES CPI OR 28.67 BASIS POINTS. THIS SCHEDULE WAS PREPARED USING THE CPI FOR THE PERIOD MARCH, 2001 TO MARCH, 2002 AND ASSUMED AS SUCH
GOING  FORWARD.  ACTUAL  INCREASERS  WILL  BE  REVIEWED  ANNUALLY.
                                             INITIAL MONTHLY RENT     347,375.00
                                 MONTHLY RENT EFFECTIVE 9/30/03     1,226,292.50

     DATES     ACTUAL CPI     INCREASER (BP) (LESSER OF 3 TIMES THE CPI INCREASE
OVER  PRIOR  YEAR  OR  28.67  BP)  BEGINNING  RENT  RATE  OF RETURN MONTHLY RENT
                          AMOUNT     ANNUAL RENT AMOUNT
                                     FROM     TO

                        03/29/02     03/31/02               10.50%     34,261.64
                 04/01/02     03/31/03     N/A     N/A     10.50%     347,375.00
                                                                    4,168,500.00
             04/01/03     08/31/03     3.20%     0.25%     10.75%     355,645.83
                                                                    1,778,229.17
                 09/01/03     09/29/03     N/A     N/A     10.75%     339,081.51
                   09/30/03     09/30/03     N/A     N/A     9.83%     40,316.47
                                                                      379,397.97
            10/01/03     07/31/04     3.20%     0.25%     9.83%     1,226,292.50
                                                                    1,471,551.00
       08/01/04     07/31/05     3.20%     0.2867%     10.1167%     1,262,058.33
                                                                   15,144,699.90
       08/01/05     07/31/06     3.20%     0.2867%     10.4034%     1,297,824.15
                                                                   15,573,889.80
       08/01/06     07/31/07     3.20%     0.2867%     10.6901%     1,333,589.98
                                                                   16,003,079.70
       08/01/07     07/31/08     3.20%     0.2867%     10.9768%     1,369,355.80
                                                                   16,432,269.60
       08/01/08     07/31/09     3.20%     0.2867%     11.2635%     1,405,121.63
                                                                   16,861,459.50
       08/01/09     07/31/10     3.20%     0.2867%     11.5502%     1,440,887.45
                                                                   17,290,649.40
       08/01/10     07/31/11     3.20%     0.2867%     11.8369%     1,476,653.28
                                                                   17,719,839.30
       08/01/11     07/31/12     3.20%     0.2867%     12.1236%     1,512,419.10
                                                                   18,149,029.20
       08/01/12     07/31/13     3.20%     0.2867%     12.4103%     1,548,184.93
                                                                   18,578,219.10
       08/01/13     07/31/14     3.20%     0.2867%     12.6970%     1,583,950.75
                                                                   19,007,409.00
       08/01/14     07/31/15     3.20%     0.2867%     12.9837%     1,619,716.58
                                                                   19,436,598.90
       08/01/15     07/31/16     3.20%     0.2867%     13.2704%     1,655,482.40
                                                                   19,865,788.80
       08/01/16     07/31/17     3.20%     0.2867%     13.5571%     1,691,248.23
                                                                   20,294,978.70
       08/01/17     07/31/18     3.20%     0.2867%     13.8438%     1,727,014.05
                                                                   20,724,168.60
       08/01/18     09/30/18     3.20%     0.2867%     14.1305%     1,762,779.88
                                                                    3,525,559.75

                         EXHIBIT A:  LEGAL DESCRIPTIONS
                 CONSISTING OF EXHIBIT A-1 THROUGH EXHIBIT A-23

                         EXHIBIT A-1:  LEGAL DESCRIPTION
                    Facility Name:  Loyalton at Rancho Solano
The land referred to herein is situated in the State of California, County of Solano, City of Fairfield, and is described as follows:
Parcel 1, as shown on that certain Parcel Map entitled: "Parcel Map Rancho Solano 7", filed in the Office of the County Recorder of Solano County on August 1, 1996 in Book 40 of Parcel Maps, at Page 10.
Excepting therefrom all oil, gas, hydrocarbon and other mineral rights lying more than 500 feet below the surface without the right of service entry as reserved in the Deed by Smith Ranch Company, a general partnership, recorded August 1, 1996 as Instrument No. 1996-00051992, Official Records.

                         EXHIBIT A-2:  LEGAL DESCRIPTION
                         Facility Name:  Creston Village
Parcel  1:
A portion of Parcel B of Parcel Map CO 71-146, in the County of San Luis Obispo, State of California, according to map recorded August 11, 1971 in Book 6, Page 61 of Parcel Maps and Parcel 1 of Parcel Map PR 79-119, in the County of San Luis Obispo, State of California, according to map recorded November 13, 1979 in Book 28, Page 79 of Parcel Maps, being more particularly described as follows:
Beginning at the Northwest corner of said Parcel 1 as shown on the map recorded April 3, 1996 in Book 73, Page 92 of Licensed Surveys; thence along the Westerly line of said Parcel 1, South 00 36'06" East, (basis of bearings for this description), 397.00 feet to the Southwest corner of said Parcel 1, said point also being the Northwest corner of said Parcel B; thence along the Westerly line of said Parcel B, South 00 38'15" East, 199.70 feet; thence along a line parallel with the Southerly line of said Parcel B, North 88 19'44" East, 578.20 feet to the Easterly line of said Parcel B; thence along the Easterly line of said Parcel B and said Parcel 1, North 00 35'42" West, 577.11 feet to the Northeast corner of said Parcel 1; thence along the Northerly line of said
Parcel  1,  North  89  43'47"  West,  578.36  feet  to  the  point of beginning.
Parcel  2:
A portion of Parcel B of Parcel Map CO 71-146, in the County of San Luis Obispo, State of California, according to map recorded August 11, 1971 in Book 6, Page 61 of Parcel Maps, being more particularly described as follows:
Beginning at the Southwest corner of said Parcel B as shown on the map recorded April 3, 1996 in Book 73, Page 92 of Licensed Surveys; thence along the
Southerly line of said Parcel B, North 88 19'44" East, (basis of bearing for this description), 579.07 feet to the Southeast corner of said Parcel B; thence along the Easterly line of said Parcel B, North 00 35'42" West, 176.54 feet; thence parallel with said Southerly line South 88 19'44" West, 578.20 feet to the Westerly line of said Parcel B; thence along the Westerly line of said Parcel B, South 00 38'15" East, 176.54 feet to the point of beginning.

                         EXHIBIT A-3:  LEGAL DESCRIPTION
                        Facility Name:  Canterbury Ridge
PARCEL  I
---------
Lot  105R  in  Lot  105  Replat  of  Eastgate Subdivision No. 1, City of Urbana,
Champaign County, Illinois, as per Plat recorded July 14, 1997 as Document 97R16113, also being part of the South of the North of the Southeast of
Section 21, Township 19 North, Range 9 East of the Third Principal Meridian Champaign County, Illinois, also described as follows; Beginning at the Northwest corner of Lot 105 of Eastgate Subdivision No. 1, City of Urbana, Champaign County, Illinois, recorded in Book "CC" of Plats at Page 181 as Document No. 96R15730 in the Recorder's Office of Champaign County; thence South 89 degrees, 47 minutes, 10 seconds East, along the North line of said Lot 105,
326.00 feet; thence South 00 degrees, 20 minutes, 35 seconds East, 655.81 feet; thence North 89 degrees, 47 minutes, 10 seconds West, along the South line of said Lot 105, 326.00 feet to the Southwest corner thereof; thence North 00 degrees, 20 minutes, 35 seconds West, along the West line of said Lot 105,
655.81  feet  to  the  point  of  beginning.

                         EXHIBIT A-4:  LEGAL DESCRIPTION
                     Facility Name:  Loyalton of Hattiesburg
Part of Block 1 of the Westphalia Subdivision; part of Lot 9 of the Foote-McInnis Subdivision; and part of Blocks 1 and 2 and the vacated Washington and Johnson Streets and Ellene Avenue of the A. Foote Subdivision; all of the above property being a part of the Northwest Quarter of the Southwest Quarter of
Section 17, Township 4 North, Range 13 West, in the City of Hattiesburg, Forrest County, Mississippi.
And all of the above property being more particularly described as commencing at the Northeast Corner of Lot 1, Block 1 of the A. Foote Subdivision and thence run South 89 degrees 48 minutes 12 seconds West along the South line of McInnis Street for 380.00 feet to the Point of Beginning, thence run South for 222.27 feet to the intersection with the North line of a proposed new street (Fox Chase), thence run Southwesterly along the proposed North line of said street and along an arc to the right whose radius is 61.00 feet and whose chord bearing is South 67 degrees 20 minutes 53 seconds West and whose chord distance is 46.99 feet for a distance of 48.23 feet, thence run Southwesterly along the proposed North line of said street and along an arc to the left whose radius is 195.00 feet and whose chord bearing is South 59 degrees 56 minutes 45 seconds West and whose chord distance is 102.58 feet for a distance of 103.80 feet, thence run West and along the north line of said street for 290.35 feet to the centerline of a small creek, thence run North 58 degrees 47 minutes 52 seconds West along the centerline of said creek for 3.12 feet, thence run North 48 degrees 08 minutes 39 seconds West along the centerline of said creek for 128.12 feet, thence run North 51 degrees 24 minutes 34 seconds West along the centerline of said creek for 92.26 feet, thence run North 23 degrees 36 minutes 20 seconds
West along the centerline of said creek for 73.84 feet, thence run North 51 degrees 49 minutes 23 seconds West along the centerline of said creek for 32.23 feet, thence run North 25 degrees 13 minutes 50 seconds West along the centerline of said creek for 63.22 feet to the intersection with the South line of McInnis Street, thence run North 89 degrees 48 minutes 12 seconds East along the South line of McInnis Street for 674.57 feet to the Point of Beginning, and containing 3.69 acres, more or less; and to be known as all of Lot 2 of the Hattiesburg Retirement Residences Subdivision.
LESS  AND  EXCEPT  all  of  the  oil,  gas,  and other minerals of like kind and character  in,  on,  and  under  the  above-described  property.
Also  Known  and  Described  as:
A parcel of land situated and being located in a part of Block 1 of the Westphalia Subdivision, a part of Lot 9 of the Foote-McInnis Subdivision and a part of Blocks 1 and 2 and the vacated Washington and Johnson Street and Ellene Avenue of the A. Foote Subdivision and all of the above described property being a part of the Northwest of the Southwest of Section 17, Township 4 North, Range 13 West, City of Hattiesburg, Forrest County, Mississippi and being more particularly described as follows, to-wit:
Commencing at the Northwest corner of Lot 1, Block 1 of the A. Foote Subdivision; thence run South 89 degrees 48 minutes 12 second West 379.86 feet along the southerly right-of-way of McInnis Street to the Point of Beginning of the parcel herein described; thence run from said Point of Beginning, South 00 degrees 01 minutes 24 second West 222.29 feet to a point on the northerly right-of-way of Fox Chase Street, said point on a curve concave to the south having a radius of 61.00 feet; thence run Southwesterly 48.21 feet along the northerly right-of-way of Fox Chase Street and along said curve and through an angle of 45 degrees 16 minutes 58 seconds to a point that is South 67 degrees 22 minutes 29 seconds West 46.97 feet from the aforementioned point; thence run Southwesterly 103.78 feet along the northerly right-of-way of Fox Chase Street and along a curve concave to the north having a radius of 195.00 feet and through an angle of 30 degrees 29 minutes 34 seconds to a point that is South 59 degrees 57 minutes 24 seconds West 102.56 feet from the aforementioned point; thence run North 89 degrees 56 minutes 32 seconds West 290.35 feet along the northerly right-of-way of Fox Chase Street to the centerline of a small creek; thence run North 58 degrees 45 minutes 57 seconds West 3.12 feet along the centerline of said creek; thence run North 48 degrees 06 minutes 44 seconds West
128.12 feet along the centerline of said creek; thence run North 51 degrees 22 minutes 39 seconds West 92.66 feet along the centerline of said creek; thence run North 23 degrees 34 minutes 25 seconds West 73.84 feet along the centerline of said creek; thence run North 51 degrees 47 minutes 28 seconds West 32.23 feet along the centerline of said creek; thence run North 25 degrees 10 minutes 53 seconds West 62.84 feet along the centerline of said creek to the southerly right-of-way of McInnis Street; thence run North 89 degrees 50 minutes 07 seconds East 674.60 feet along the southerly right-of-way of McInnis Street to the Point of Beginning. Containing 3.69 acres and to be known as all of Lot 2 of the Hattiesburg Residences Subdivision.

                         EXHIBIT A-5:  LEGAL DESCRIPTION
                      Facility Name:  Loyalton of Flagstaff

                         EXHIBIT A-6:  LEGAL DESCRIPTION
                       Facility Name:  Loyalton of Phoenix

                         EXHIBIT A-7:  LEGAL DESCRIPTION
                      Facility Name:  Park Club of Brandon

                         EXHIBIT A-8:  LEGAL DESCRIPTION
                     Facility Name:  Park Club of Fort Myers

                         EXHIBIT A-9:  LEGAL DESCRIPTION
                     Facility Name:  Park Club of Oakbridge

                        EXHIBIT A-10:  LEGAL DESCRIPTION
                       Facility Name:  Colonial Park Club

                        EXHIBIT A-11:  LEGAL DESCRIPTION
                            Facility Name:  Ridgewind

                        EXHIBIT A-12:  LEGAL DESCRIPTION
                    Facility Name:  Loyalton of Coeur D'Alene

                        EXHIBIT A-13:  LEGAL DESCRIPTION
                         Facility Name:  Highland Hills

                        EXHIBIT A-14:  LEGAL DESCRIPTION
                     Facility Name:  Loyalton of Hagerstown

                        EXHIBIT A-15:  LEGAL DESCRIPTION
                       Facility Name:  Pines of Tewksbury

                        EXHIBIT A-16:  LEGAL DESCRIPTION
                      Facility Name:  Loyalton of Lakewood

                        EXHIBIT A-17:  LEGAL DESCRIPTION
                           Facility Name:  Meadowbrook

                        EXHIBIT A-18:  LEGAL DESCRIPTION
                         Facility Name:  Anderson Place

                        EXHIBIT A-19:  LEGAL DESCRIPTION
                        Facility Name:  Elmbrook Estates

                        EXHIBIT A-20:  LEGAL DESCRIPTION
                      Facility Name:  Loyalton of Staunton

                        EXHIBIT A-21:  LEGAL DESCRIPTION
                        Facility Name:  Fairhaven Estates

                        EXHIBIT A-22:  LEGAL DESCRIPTION
                         Facility Name:  Evergreen Lodge

                        EXHIBIT A-23:  LEGAL DESCRIPTION
                         Facility Name:  Hearthstone Inn

                        EXHIBIT B:  PERMITTED EXCEPTIONS
                 CONSISTING OF EXHIBIT B-1 THROUGH EXHIBIT B-23

                       EXHIBIT B-1:  PERMITTED EXCEPTIONS
                    Facility Name:  Loyalton at Rancho Solano
1.     Taxes  and  assessments  not  yet  due  and  payable.
2. A Rancho Solano Development Agreement executed by The City of Fairfield and William L. Smith and Sally L. Smith, recorded June 12, 1985 as Instrument No. 25637 in Book 1985, page 50327 of the Official Records; First Amendment to Rancho Solano Development Agreement, recorded November 12, 1985 in Book 1985, page 107968 of the Official Records as Instrument No. 53392; and Second Amendment to Rancho Solano Development Agreement, recorded December 8, 1986 in Book 1986, page 147516 of the Official Records as Instrument No. 71771.
3. A public service easement in favor of City of Fairfield, recorded May 1, 1991 as Instrument No. 910028835.
4. Covenants, conditions and restrictions as set forth in the document recorded August 24, 1994 as Instrument No. 1994-00077900.
5. An Agreement Affecting Real Property Wastewater Service Agreement executed by Smith Ranch Company and The Fairfield-Suisun Sewer District recorded March 27, 1996 as Instrument No. 1996-00019849.
6. Easements as shown on the Parcel Map, recorded at Book 40, page 10, as follows:
(a)     Public  service  easement  affecting  the Easterly portions of Parcel 1;
(b) Private utility easement affecting a 15-foot strip of land within the Southwesterly portion of Parcel 1;
(c) Public service easement, private access easement and private utility easement affecting a portion of the Westerly and Southwesterly 40 feet of Parcel 1;
(d) Public service easement affecting a meandering 40-foot strip of land within the Westerly portion of Parcel 1; and
(e)     Planting easement affecting the Easterly and Southerly 10 feet of Parcel
1.
7. A private access easement and private utility easement in favor of Smith Ranch Company, recorded August 1, 1996 as Instrument No. 1996-00051992.
8. A Maintenance Agreement executed by Smith Ranch Company and Fairfield Retirement Center, LLC, recorded August 1, 1996 as Instrument No. 1996-00051993.
9.     Underground  utilities  easement  in  favor  of  Pacific Gas and Electric
Company,  recorded  April  8,  1997  as  Instrument  No.  1997-00020927.
10. A Property Maintenance Agreement executed by Fairfield Retirement Center, LLC and the City of Fairfield, recorded September 3, 1997 as Instrument No. 1997-00057266.
11. A cable television and communication facilities easement in favor of Century Communications, recorded May 18, 1998 as Instrument No. 1998-00037024.
12. Any facts, rights, interests or claims which may exist or arise by reason of the following matters shown on ALTA Survey entitled "ALTA SURVEY for Northbay at Rancho Solano (Loyalton of Rancho Solano)" prepared by Carlile-Macy, dated March 27, 2002 as follows:
(a) Temporary construction trailer, temporary overhead power poles and power lines, all being in the southwesterly portion of the property.

                       EXHIBIT B-2:  PERMITTED EXCEPTIONS
                         Facility Name:  Creston Village
1.     Taxes  and  assessments  not  yet  due  and  payable.
2. A private easement of ingress and egress in favor of the public and all owners of property contiguous thereto, recorded August 29, 1968 in Book 1486, page 510 of the Official Records.
3.     A  road  easement as shown on Parcel Map PR 79-119, recorded November 13,
1979  in  Book  28,  page  79  of  Parcel  Maps.
4. Covenants, conditions and restrictions as set forth in the document recorded November 16, 1979 in Book 2203, page 54 of the Official Records.
5. An irrevocable offer to dedicate real property to public use for roads, recorded April 22, 1997 as Instrument No. 1997-019987 of the Official Records.
6. Easements granted to the City of El Paso De Robles recorded April 22, 1997 as Instrument No. 1997-019987 of the Official Records, as follows:
(a)     For  transmit  shelter  affecting  the  Easterly  portion  of  Parcel 1;
(b)     For  non-access  affecting  the  Westerly  portion  of  Parcel  1;
(c)     For  sidewalks  affecting  the  Easterly  portion  of  Parcels  1 and 2;
(d)     For  open  space  affecting  the  Northerly  portion  of  Parcel  1;
(e) For water pipelines, appurtenances, ingress, egress, maintenance and repair easement affecting the Southwesterly portion of Parcel 1;
(f) For sewer pipelines, appurtenances, ingress, egress, maintenance and repair easement affecting the Southwesterly portion of Parcel 1; and
(g)     For  access  affecting  a  portion  of  Parcel  1.
7. Resolution by and between TDC/Emeritus Corporation Paso Robles Associates and the City of El Paso De Robles, recorded May 1, 1998 as Instrument No. 1998-025643 of the Official Records.
8. Any rights, interest or claims which may exist or arise by reason of the following facts shown on a survey plat entitled ALTA/ACSM Land Title Survey, dated March 26, 2002, prepared by North Coast Engineering, Inc.:
(a) Area subject to inundation during 100-year storm affecting Northwesterly portion of Parcel 1;
(b) The fact that block wall is located between .88' and 1.04' Southerly of a portion of the Northerly boundary of Parcel 1; and
(c) The fact that block wall along the Westerly boundary is located on property to the West of Parcel 2 and portion of Parcel 1.

                       EXHIBIT B-3:  PERMITTED EXCEPTIONS
                        Facility Name:  Canterbury Ridge
1.     Taxes  and  assessments  not  yet  due  and  payable.
2.     Easement  in  favor of the Urbana & Champaign Sanitary District, recorded
June  10,  1966  in  Book  824,  page  580  as  Document  No.  747985.
3. Covenants and restrictions provisions relating to the Eastgate Detention Basin Association and Assessments, Architectural Committee and to building setback lines, all as contained in the Subdivision No. 1 recorded June 26, 1996 in Book "CC" at page 181 as Document No. 96R15730 and as amended in Document No. 96R30131 recorded December 6, 1996.
4. An easement for sidewalk and utilities over the west 10 feet, for sidewalk over the westerly part of the north 15 feet, and for utilities over the North 15 feet, and the East and South 10 feet.
5. Ordinance No. 9495-65 approving an Annexation Agreement for Meijer-Douglas-Atkins, recorded July 13, 1995 in Book 2311 at page 606 as Document No. 95R13702.
6. Covenants, conditions and restrictions contained in the Reciprocal Construction, Operation and Easement Agreement, recorded April 4, 1995 in Book 2184 at page 660 as Document No. 95R05944 made by and between Meijer Realty Company and Clinton C. Atkins, and a Covenant and Agreement dated December 10, 1996 and recorded January 2, 1997 in Book 2480 at page 311 as Document No. 97R00173.
7. A Partial Vacation of Plat for Eastgate Subdivision No. 1, recorded July 14, 1997 as Document No. 97R16112.
8.     Zoning  Decision  Sheet  recorded July 23, 1997 as Document No. 97R16998.

                       EXHIBIT B-4:  PERMITTED EXCEPTIONS
                     Facility Name:  Loyalton of Hattiesburg
1.     Taxes  and  assessments  not  yet  due  and  payable.
2. Title to all minerals within and underlying the premises, together with all mining rights and other rights, privileges and immunities relating thereto.

                       EXHIBIT B-5:  PERMITTED EXCEPTIONS
                      Facility Name:  Loyalton of Flagstaff
1.     Taxes  and  assessments  not  yet  due  and  payable.

                       EXHIBIT B-6:  PERMITTED EXCEPTIONS
                       Facility Name:  Loyalton of Phoenix
1.     Taxes  and  assessments  not  yet  due  and  payable.

                       EXHIBIT B-7:  PERMITTED EXCEPTIONS
                      Facility Name:  Park Club of Brandon
1.     Taxes  and  assessments  not  yet  due  and  payable.

                       EXHIBIT B-8:  PERMITTED EXCEPTIONS
                     Facility Name:  Park Club of Fort Myers
1.     Taxes  and  assessments  not  yet  due  and  payable.

                       EXHIBIT B-9:  PERMITTED EXCEPTIONS
                     Facility Name:  Park Club of Oakbridge
1.     Taxes  and  assessments  not  yet  due  and  payable.

                       EXHIBIT B-10:  PERMITTED EXCEPTIONS
                       Facility Name:  Colonial Park Club
1.     Taxes  and  assessments  not  yet  due  and  payable.

                       EXHIBIT B-11:  PERMITTED EXCEPTIONS
                            Facility Name:  Ridgewind
1.     Taxes  and  assessments  not  yet  due  and  payable.

                       EXHIBIT B-12:  PERMITTED EXCEPTIONS
                    Facility Name:  Loyalton of Coeur D'Alene
1.     Taxes  and  assessments  not  yet  due  and  payable.

                       EXHIBIT B-13:  PERMITTED EXCEPTIONS
                         Facility Name:  Highland Hills
1.     Taxes  and  assessments  not  yet  due  and  payable.

                       EXHIBIT B-14:  PERMITTED EXCEPTIONS
                     Facility Name:  Loyalton of Hagerstown
1.     Taxes  and  assessments  not  yet  due  and  payable.

                       EXHIBIT B-15:  PERMITTED EXCEPTIONS
                       Facility Name:  Pines of Tewksbury
1.     Taxes  and  assessments  not  yet  due  and  payable.

                       EXHIBIT B-16:  PERMITTED EXCEPTIONS
                      Facility Name:  Loyalton of Lakewood
1.     Taxes  and  assessments  not  yet  due  and  payable.

                       EXHIBIT B-17:  PERMITTED EXCEPTIONS
                           Facility Name:  Meadowbrook
1.     Taxes  and  assessments  not  yet  due  and  payable.

                       EXHIBIT B-18:  PERMITTED EXCEPTIONS
                         Facility Name:  Anderson Place
1.     Taxes  and  assessments  not  yet  due  and  payable.

                       EXHIBIT B-19:  PERMITTED EXCEPTIONS
                        Facility Name:  Elmbrook Estates
1.     Taxes  and  assessments  not  yet  due  and  payable.

                       EXHIBIT B-20:  PERMITTED EXCEPTIONS
                      Facility Name:  Loyalton of Staunton
1.     Taxes  and  assessments  not  yet  due  and  payable.

                       EXHIBIT B-21:  PERMITTED EXCEPTIONS
                        Facility Name:  Fairhaven Estates
1.     Taxes  and  assessments  not  yet  due  and  payable.

                       EXHIBIT B-22:  PERMITTED EXCEPTIONS
                         Facility Name:  Evergreen Lodge
1.     Taxes  and  assessments  not  yet  due  and  payable.

                       EXHIBIT B-23:  PERMITTED EXCEPTIONS
                         Facility Name:  Hearthstone Inn
1.     Taxes  and  assessments  not  yet  due  and  payable.

hcri\emeritus-ml\Lease-Amend     -  2  -     9/8/03

                        EXHIBIT C:  FACILITY INFORMATION

        FACILITY NAME     STREET ADDRESS     FACILITY TYPE (PER LICENSE)
                   LICENSED OPERATOR     COUNTY     BEDS/UNITS
Loyalton  at  Rancho  Solano

("Fairfield  Facility")     3350  Cherry  Hills  Street     Residential  Care
Facility  for  the  Elderly
     Fairfield,  CA  94533     250  licensed  beds
Fairfield  Retirement  Center,  LLC     County:  Solano     172  units
-----------------------------------     ---------------     ----------
Creston  Village

("Paso Robles Facility")     1919 Creston Road     Residential Care Facility for
the  Elderly/Dementia
     Paso  Robles,  CA  93446     115  licensed  beds
Emeritus  Corporation     County:  San  Louis  Obispo     100  units
---------------------     ---------------------------     ----------
Canterbury  Ridge

("Urbana  Facility")     1706  East  Amber  Lane
     Urbana,  IL  61802     Retirement
Emeritus  Corporation     County:  Champaign     89  units
---------------------     ------------------     ---------
Loyalton  of  Hattiesburg

("Hattiesburg  Facility")     103  Fox Chase Street     Institution for the Aged
or  Infirmed
     Hattiesburg,  MS  39402     83  licensed  beds
Emeritus  Corporation     County:  Forrest     82  units
---------------------     ----------------     ---------
Loyalton  of  Flagstaff

("Flagstaff  Facility")     2100  N. Woodlands Village Blvd.     Assisted Living
     Flagstaff,  AZ  86001     67  licensed  beds
Emeritus  Corporation     County:  Coconino     61  units
---------------------     -----------------     ---------
Loyalton  of  Phoenix

("Phoenix  Facility")     4050  Bluefield  Ave.     Assisted  Living
     Phoenix,  AZ  85032     101  licensed  beds
Emeritus  Corporation     County:  Maricopa     101  units
---------------------     -----------------     ----------
Park  Club  of  Brandon

("Brandon  Facility")     700  S.  Kings  Ave.     Assisted  Living
     Brandon,  FL  33511     100  licensed  beds
Emeritus  Corporation     County:  Hillsborough     89  units
---------------------     ---------------------     ---------
Park  Club  of  Fort  Myers

("Fort  Myers  Facility")     1896  Park  Meadows  Dr.     Assisted  Living
     Fort  Myers,  FL  33907     116  beds
Emeritus  Corporation     County:  Lee     74  units
---------------------     ------------     ---------
Park  Club  of  Oakbridge

("Lakeland  Facility")     3110  Oakbridge  Blvd.  East     Assisted  Living
     Lakeland,  FL  33803     110  licensed  beds
Emeritus  Corporation     County:  Polk     87  units
---------------------     -------------     ---------
Colonial  Park  Club

("Sarasota  Facility")     4730  Bee  Ridge  Rd.     Assisted  Living
     Sarasota,  FL  34231     110  licensed  beds
Emeritus  Corporation     County:  Sarasota     86  units
---------------------     -----------------     ---------
Ridgewind

("Chubbuck  Facility")     4080  Hawthorne  Rd.     Assisted  Living
     Chubbuck,  ID  83202     109  licensed  beds
Emeritus  Corporation     County:  Bannock     79  units
---------------------     ----------------     ---------
Loyalton  of  Coeur  D'Alene

("Coeur  D'Alene  Facility")     205  E.  Anton     Assisted  Living
     Coeur  D'Alene,  ID  83815     96  licensed  beds
Emeritus  Corporation     County:  Kootenai     50  units
---------------------     -----------------     ---------
Highland  Hills

Pocatello  Facility")     1501  Baldy     Assisted  Living
     Pocatello,  ID  83201     57  licensed  beds
Emeritus  Corporation     County:  Bannock     47  units
---------------------     ----------------     ---------
Loyalton  of  Hagerstown

"Hagerstown  Facility")     20009  Rosebank  Way     Assisted  Living
     Hagerstown,  MD  21742     110  licensed  beds
Emeritus  Corporation     County:  Washington     100  units
---------------------     -------------------     ----------
Pines  of  Tewksbury

"Tewksbury  Facility")     2580  Main  St.     Assisted  Living
     Tewksbury,  MA  01876     69  licensed  beds
Emeritus  Corporation     County:  Middlesex     49  units
---------------------     ------------------     ---------
Loyalton  of  Lakewood

"Lakewood  Facility")     220  Southwestern  Dr.     Enriched  Housing  Program
     Lakewood,  NY  14750     100  licensed  beds
Emeritus  Corporation     County:  Chautauqua     78  units
---------------------     -------------------     ---------
Meadowbrook

("Ontario  Facility")     1372  Southwest  8th  Ave.     Assisted  Living
     Ontario,  OR  97914     82_  beds
Emeritus  Corporation     County:  Malheur     53_  units
---------------------     ----------------     ----------
Anderson  Place
          Assisted  Living
("Anderson  Facility")     311  Simpson  Rd.     84_  beds
     Anderson,  SC  29621     127  units
Emeritus  Corporation     County:  Anderson     75  independent  cottages
---------------------     -----------------     -------------------------
Elmbrook  Estates

("Lubbock  Facility")     5301  66th  St.     Assisted  Living
     Lubbock,  TX  79424     100  licensed  beds
Texas-ESC-Lubbock,  L.P.     County:  Lubbock     80  units
------------------------     ----------------     ---------
Loyalton  of  Staunton

("Staunton  Facility")     1900  Hillsmere  Lane     Assisted  Living
     Staunton,  VA  24401     144  licensed  beds
Emeritus  Corporation     County:  Augusta     101  units
---------------------     ----------------     ----------
Fairhaven  Estates

("Bellingham  Facility")     2600  Old  Fairhaven  Pkwy.     Boarding  Home
     Bellingham,  WA  98225     60  licensed  beds
Emeritus  Corporation     County:  Whatcom     50  units
---------------------     ----------------     ---------
Evergreen  Lodge

("Federal  Way  Facility")     31002  14th  Avenue  South     Boarding  Home
     Federal  Way,  WA  98003     105  beds
Emeritus  Corporation     County:  King     98  units
---------------------     -------------     ---------
Hearthstone  Inn

("Moses  Lake  Facility")     905  S.  Pioneer  Way     Boarding  Home
     Moses  Lake,  WA  98837     92  licensed  beds
Emeritus  Corporation     County:  Grant     83  units
---------------------     --------------     ---------

                    EXHIBIT D:  LANDLORD'S PERSONAL PROPERTY
                 CONSISTING OF EXHIBIT D-1 THROUGH EXHIBIT D-23

                   EXHIBIT D-1:  LANDLORD'S PERSONAL PROPERTY
                    Facility Name:  Loyalton at Rancho Solano
1. Any and all furniture, fixtures and equipment located at the Facility, but excluding inventory and Tenant's Property.

                   EXHIBIT D-2:  LANDLORD'S PERSONAL PROPERTY
                         Facility Name:  Creston Village
1. Any and all furniture, fixtures and equipment located at the Facility, but excluding inventory and Tenant's Property.

                   EXHIBIT D-3:  LANDLORD'S PERSONAL PROPERTY
                        Facility Name:  Canterbury Ridge
1. Any and all furniture, fixtures and equipment located at the Facility, but excluding inventory and Tenant's Property.

                   EXHIBIT D-4:  LANDLORD'S PERSONAL PROPERTY
                     Facility Name:  Loyalton of Hattiesburg
1. Any and all furniture, fixtures and equipment located at the Facility, but excluding inventory and Tenant's Property.

                   EXHIBIT D-5:  LANDLORD'S PERSONAL PROPERTY
                      Facility Name:  Loyalton of Flagstaff
1. Any and all furniture, fixtures and equipment located at the Facility, but excluding inventory and Tenant's Property.

                   EXHIBIT D-6:  LANDLORD'S PERSONAL PROPERTY
                       Facility Name:  Loyalton of Phoenix
1. Any and all furniture, fixtures and equipment located at the Facility, but excluding inventory and Tenant's Property.

                   EXHIBIT D-7:  LANDLORD'S PERSONAL PROPERTY
                      Facility Name:  Park Club of Brandon
1. Any and all furniture, fixtures and equipment located at the Facility, but excluding inventory and Tenant's Property.

                   EXHIBIT D-8:  LANDLORD'S PERSONAL PROPERTY
                     Facility Name:  Park Club of Fort Myers
1. Any and all furniture, fixtures and equipment located at the Facility, but excluding inventory and Tenant's Property.

                   EXHIBIT D-9:  LANDLORD'S PERSONAL PROPERTY
                     Facility Name:  Park Club of Oakbridge
1. Any and all furniture, fixtures and equipment located at the Facility, but excluding inventory and Tenant's Property.

                   EXHIBIT D-10:  LANDLORD'S PERSONAL PROPERTY
                       Facility Name:  Colonial Park Club
1. Any and all furniture, fixtures and equipment located at the Facility, but excluding inventory and Tenant's Property.

                   EXHIBIT D-11:  LANDLORD'S PERSONAL PROPERTY
                            Facility Name:  Ridgewind
1. Any and all furniture, fixtures and equipment located at the Facility, but excluding inventory and Tenant's Property.

                   EXHIBIT D-12:  LANDLORD'S PERSONAL PROPERTY
                    Facility Name:  Loyalton of Coeur D'Alene
1. Any and all furniture, fixtures and equipment located at the Facility, but excluding inventory and Tenant's Property.

                   EXHIBIT D-13:  LANDLORD'S PERSONAL PROPERTY
                         Facility Name:  Highland Hills
1. Any and all furniture, fixtures and equipment located at the Facility, but excluding inventory and Tenant's Property.

                   EXHIBIT D-14:  LANDLORD'S PERSONAL PROPERTY
                     Facility Name:  Loyalton of Hagerstown
1. Any and all furniture, fixtures and equipment located at the Facility, but excluding inventory and Tenant's Property.

                   EXHIBIT D-15:  LANDLORD'S PERSONAL PROPERTY
                       Facility Name:  Pines of Tewksbury
1. Any and all furniture, fixtures and equipment located at the Facility, but excluding inventory and Tenant's Property.

                   EXHIBIT D-16:  LANDLORD'S PERSONAL PROPERTY
                      Facility Name:  Loyalton of Lakewood
1. Any and all furniture, fixtures and equipment located at the Facility, but excluding inventory and Tenant's Property.

                   EXHIBIT D-17:  LANDLORD'S PERSONAL PROPERTY
                           Facility Name:  Meadowbrook
1. Any and all furniture, fixtures and equipment located at the Facility, but excluding inventory and Tenant's Property.

                   EXHIBIT D-18:  LANDLORD'S PERSONAL PROPERTY
                         Facility Name:  Anderson Place
1. Any and all furniture, fixtures and equipment located at the Facility, but excluding inventory and Tenant's Property.

                   EXHIBIT D-19:  LANDLORD'S PERSONAL PROPERTY
                        Facility Name:  Elmbrook Estates
1. Any and all furniture, fixtures and equipment located at the Facility, but excluding inventory and Tenant's Property.

                   EXHIBIT D-20:  LANDLORD'S PERSONAL PROPERTY
                      Facility Name:  Loyalton of Staunton
1. Any and all furniture, fixtures and equipment located at the Facility, but excluding inventory and Tenant's Property.

                   EXHIBIT D-21:  LANDLORD'S PERSONAL PROPERTY
                        Facility Name:  Fairhaven Estates
1. Any and all furniture, fixtures and equipment located at the Facility, but excluding inventory and Tenant's Property.

                   EXHIBIT D-22:  LANDLORD'S PERSONAL PROPERTY
                         Facility Name:  Evergreen Lodge
1. Any and all furniture, fixtures and equipment located at the Facility, but excluding inventory and Tenant's Property.

                   EXHIBIT D-23:  LANDLORD'S PERSONAL PROPERTY
                         Facility Name:  Hearthstone Inn
1. Any and all furniture, fixtures and equipment located at the Facility, but excluding inventory and Tenant's Property.

                      EXHIBIT E:  DOCUMENTS TO BE DELIVERED
          Tenant shall deliver each of the following documents to Landlord, to the extent applicable, no later than the date specified for each document:
1. Annual Financial Statement of Tenant (audited) and Facility Financial Statement (audited) - within 90 days after the end of each fiscal year.
2. Annual Facility Budget and Annual Company Budget not later than 45 days after the beginning of the next fiscal year.
3. Quarterly Variance Report for each Facility, including occupancy, census, capital expenditures and operating revenues and expenses by line item with a detailed explanation of the cause of all material variances from the Annual Facility Budget (i.e., more than 10% for that line item) and a description of Tenant's plans for eliminating all material variances - within 45 days after the end of each quarter.
4. Quarterly Update to Annual Company Budget (on a 12-month rolling forward period) - within 45 days after the end of each quarter.
5. Quarterly Healthcare Integrity and Protection Data Bank (HIPDB) Report (dated not earlier than the end of the quarter) - within 45 days after the end of each quarter.
6. Quarterly Updates to Operator Profile of Tenant, including a review of the Profile prepared by Landlord and identification of all changes to the Profile to reflect the current situation - within 45 days after the end of each quarter.
7. Periodic Financial Statement of Tenant, (unaudited) - within 45 days after the end of each quarter.
8. Monthly Facility Financial Statement - within 30 days after the end of each month.
9. Tenant's Certificate and Annual or Quarterly Facility Financial Report (Exhibit F) - with each delivery of Tenant's financial statements.
10.     Annual Facility Financial Report (based upon internal financial records)
     -  within  60  days  after  the  end  of  each  fiscal  year.
11. Federal tax return of Tenant, with Guarantor included on a consolidated basis and of Painted Post Properties, Inc., - within 15 days after the filing of the return. If the filing date is extended, also provide a copy of the extension application within 15 days after filing.
12. If applicable, Medicaid cost reports for each Facility - within 15 days after filing of the report with the State agency.
13. State and federal health care survey and inspection reports, inspector exit interview notes and report (if delivered to Tenant or Subtenant), plans of correction, re-survey reports, evidence of annual license renewal - within 30 days after receipt by Tenant or Subtenant, HIPDB adverse action report, notice of licensure deficiencies or commencement of licensure revocation or decertification proceeding, notice of admissions ban, issuance of a provisional or temporary license and all correspondence regarding any of the foregoing for each Facility - within five days after receipt by Tenant or Subtenant.
14.     Real  estate  taxes
(a)     Copy  of  invoice  and  check - within five days after the due date; and
(b) Copy of official receipt or other satisfactory evidence of payment - within 30 days after the due date.
15. Certificate of insurance renewal, current Certificate of Compliance from insurance agent and evidence of payment of premium - at least 30 days prior to  the  expiration  of  each  policy.
16. Facility information: [i] a security deposit report, including resident name, date of move-in, security deposit, and corresponding security deposit bank account balance, with a monthly update of any changes; [ii] a report accounting for all resident trust funds, including corresponding trust fund deposit bank accounts; [iii] a schedule and copies of any equipment leases and financings, including vendor, equipment descriptions, monthly payment, rate and maturity, with a monthly update of any changes and the required nondisturbance agreement if the original cost of the equipment exceeds $50,000.00; [iv] a schedule of all utility providers and utility deposits; [v] a list of all rent concessions, including, but not limited to, free rent, rent reduction, community fee waivers, rate locks, rate guaranties and waivers of security deposits; [vi] a copy of each private pay resident's occupancy agreement and each Facility's form of agreement; [vii] a schedule of all employee vacation and sick days; and [viii] employee policies and procedures handbook, including employee benefits - current and annually updated reports, schedules and copies to be delivered upon request.

hcri\emeritus-ml\Lease-Amend     -  5  -     9/8/03

hcri\emeritus-ml\Lease-Amend     9/8/03
                        EXHIBIT F:  TENANT'S CERTIFICATE
                         AND FACILITY FINANCIAL REPORTS


Report  Period:     Commencing  _______________  and  ending  _______________

Lease:     Lease  made  by  Health Care REIT, Inc., HCRI Mississippi Properties,
Inc., HCRI Massachusetts Properties Trust II and HCRI Texas Properties, Ltd. (collectively called "Landlord") to Emeritus Corporation ("Tenant")


          Tenant hereby certifies to Landlord to the best of Tenant's knowledge as follows:
1.     The  attached  [specify audited or unaudited and annual or quarterly, and
                               -------    ---------     ------    ---------
if consolidated, so state] financial statements of Tenant [i] have been prepared
   ------------
     in accordance with generally accepted accounting principles consistently applied; [ii] have been prepared in a manner substantially consistent with prior financial statements submitted to Landlord; and [iii] fairly present the financial condition and performance of Tenant in all material respects.
2. The attached [Annual or Quarterly] Facility Financial Report and Facility Accounts Receivable Aging Report for the Report Period is complete, true and accurate and has been prepared in a manner substantially consistent with prior schedules submitted to Landlord. As set forth in the [Annual or Quarterly] Facility Financial Report, Tenant has maintained the Portfolio Coverage Ratio for the Report Period as required under the Lease between Tenant and Landlord.
3. To the best of my knowledge, Tenant was in compliance with all of the provisions of the Lease and all other documents executed by Tenant in connection with the Lease at all times during the Report Period, and no default, or any event which with the passage of time or the giving of notice or both would constitute a default, has occurred under the Lease.
          Executed  this  ___  day  of  _______________,  _____.




Name:

Title:

                        ANNUAL FACILITY FINANCIAL REPORT

FACILITY  NAME:
FACILITY  ADDRESS:


REPORT  PERIOD:     Twelve  (12)  months  beginning  _______________  and ending
_______________.  All  information  reported  should  be  for  this period only.

                                           % RESIDENT
           OCCUPANCY DATA          CENSUS DATA     DAYS     % REVENUES
           --------------          -----------     ----     ----------
           Total Beds/Units:     _______     Medicaid:     _______%     _______%
           -----------------     -------     ---------     --------     --------
       Total Available Days:     _______     Medicare:     _______%     _______%
 Total Occupied Days:     _______     Private & Other:     _______%     _______%
         Occupancy Percentage:     _______%     Total:     _______%     _______%


                                 OPERATING DATA

1.     Gross  Revenues     $

2.     Contractual  Allowances     $

3.     Net  Revenues     $

4.     Operating  Expenses(before  interest,  lease/rent,  depreciation,
amortization  and  management  fees)     $
                                          ---

5.     Net  Operating  Income     $

6.     Interest  Expense     $

7.     Lease/Rent  Expense     $

8.     Depreciation  Expense     $

9.     Amortization  Expense     $

10.     Management  Fees     $

11.     Management  Fees  (as  a  percent  of  Gross  Revenues)          %

12.     Overhead  Allocation  (if  applicable)     $

13.     Other  (identify)     $

14.     Income  Taxes     $

15.     Net  Income  (amount  should  agree  with  the  facility's  financial
statements)     $

                                 FINANCING DATA
               (Note:  This data breaks out Items 6 and 7 above.)


              Related to HCRI     All Other Leases and/or Debt     Total
Lease  Payments      _________      _________      ________
                    -----------     -----------     ----------
Interest  Payments      _________      _________      ________
Principal  Payments  (if  any)      _________      _________      ________
      $      $      $
       =       =       =
                                 COVERAGE RATIO

1.     Net  Operating  Income     $______________
2.     Less  Imputed  Management  Fee
       (  _____%  of  gross  revenues)     (______________)
3.     Less  Imputed  Replacement  Reserve  for  period
       ($_________  per  bed  [or  unit]  per  year)     (______________)
4.     Adjusted  Net  Operating  Income     $______________
5.     Loan/Lease  Payments  to  HCRI     $______________
6.     Actual  Coverage  Ratio  (Line  4  Line  5)     ______________
7.     Minimum  Coverage  Ratio  (per  Lease  Agreement)     ______________

                                  CURRENT RATIO
                           [*DELETE IF NOT APPLICABLE]

1.     Current  Assets     $______________
2.     Current  Liabilities     $______________
3.     Actual  Current  Ratio  (Line  1  Line  2)     ______________
4.     Minimum  Current  Ratio  (per  Lease  Agreement)     ______________


Tenant/Subtenant  hereby  certifies  that  the  foregoing  is true and accurate.

          Date:

Name:          Phone  Number:

     Title:

                       QUARTERLY FACILITY FINANCIAL REPORT

FACILITY  NAME:
FACILITY  ADDRESS:


REPORT  PERIOD:     Three  (3)  months  beginning  _______________  and  ending
_______________.  All  information  reported  should  be  for  this period only.

                                           % RESIDENT
           OCCUPANCY DATA          CENSUS DATA     DAYS     % REVENUES
                                                            ----------
           Total Beds/Units:     _______     Medicaid:     _______%     _______%
           -----------------     -------     ---------     --------     --------
       Total Available Days:     _______     Medicare:     _______%     _______%
 Total Occupied Days:     _______     Private & Other:     _______%     _______%
         Occupancy Percentage:     _______%     Total:     _______%     _______%


     OPERATING  DATA

1.     Gross  Revenues     $

2.     Contractual  Allowances     $

3.     Net  Revenues     $

4.     Operating  Expenses  (before  interest,  lease/rent,  depreciation,
 amortization  and  management  fees)     $
                                           ---

5.     Net  Operating  Income     $

6.     Interest  Expense     $

7.     Lease/Rent  Expense     $

8.     Depreciation  Expense     $

9.     Amortization  Expense     $

10.     Management  Fees     $

11.     Management  Fees  (as  a  percent  of  Gross  Revenues)          %

12.     Overhead  Allocation  (if  applicable)     $

13.     Other  (identify)     $

14.     Income  Taxes     $

       15.     Net Income (amount should agree with the facility's financial
                               statements)     $

                                     ------
                                 FINANCING DATA
               (Note:  This data breaks out Items 6 and 7 above.)


              Related to HCRI     All Other Leases and/or Debt     Total
Lease  Payments      _________      _________      ________
                    -----------     -----------     ----------
Interest  Payments      _________      _________      ________
Principal  Payments  (if  any)      _________      _________      ________
      $      $      $
       =       =       =
                                 COVERAGE RATIO

1.     Net  Operating  Income     $______________
2.     Less  Imputed  Management  Fee
       (  _____%  of  gross  revenues)     (______________)
3.     Less  Imputed  Replacement  Reserve  for  period
       ($_________  per  bed  [or  unit]  per  year)     (______________)
4.     Adjusted  Net  Operating  Income     $______________
5.     Loan/Lease  Payments  to  HCRI     $______________
6.     Actual  Coverage  Ratio  (Line  4  Line  5)     ______________
7.     Minimum  Coverage  Ratio  (per  Lease  Agreement)     ______________

                                  CURRENT RATIO
                           [*DELETE IF NOT APPLICABLE]

1.     Current  Assets     $______________
2.     Current  Liabilities     $______________
3.     Actual  Current  Ratio  (Line  1  Line  2)     ______________
4.     Minimum  Current  Ratio  (per  Lease  Agreement)     ______________


Tenant/Subtenant  hereby  certifies  that  the  foregoing  is true and accurate.

          Date:

Name:          Phone  Number:

     Title:

hcri\emeritus-ml\Lease-Amend     -  6  -     9/8/03
               QUARTERLY FACILITY ACCOUNTS RECEIVABLE AGING REPORT
     FACILITY  NAME:
     FACILITY  ADDRESS:



ACCOUNTS  RECEIVABLE  AGING  AS  OF  ____________  (MOST  RECENT  QUARTER ENDED)

PAYOR     0-30  DAYS  %     31-60  DAYS  %     61-90 DAYS  %     OVER 90 DAYS  %
TOTALS  %
Medicaid     $__________  ____%     $__________  ____%     $__________  ____%
$__________  ____%     $__________  ____%
Medicare     $__________  ____%     $__________  ____%     $__________  ____%
$__________  ____%     $__________  ____%
Commercial  Insurance     $__________  ____%     $__________  ____%
$__________  ____%     $__________  ____%     $__________  ____%
Other  -_____________     $__________  ____%     $__________  ____%
$__________  ____%     $__________  ____%     $__________  ____%
TOTALS     $__________  100%     $__________  100%     $__________  100%
$__________  100%     $__________  100%

         % OF TOTALS $     ___________%     ___________%     ___________%
                              ___________%     100%

ACCOUNTS  RECEIVABLE  AGING  AS  OF  ____________  (2ND  RECENT  QUARTER  ENDED)

PAYOR     0-30  DAYS  %     31-60  DAYS  %     61-90 DAYS  %     OVER 90 DAYS  %
TOTALS  %
Medicaid     $__________  ____%     $__________  ____%     $__________  ____%
$__________  ____%     $__________  ____%
Medicare     $__________  ____%     $__________  ____%     $__________  ____%
$__________  ____%     $__________  ____%
Commercial  Insurance     $__________  ____%     $__________  ____%
$__________  ____%     $__________  ____%     $__________  ____%
Other  -_____________     $__________  ____%     $__________  ____%
$__________  ____%     $__________  ____%     $__________  ____%
TOTALS     $__________  100%     $__________  100%     $__________  100%
$__________  100%     $__________  100%

         % OF TOTALS $     ___________%     ___________%     ___________%
                              ___________%     100%
hcri\emeritus-ml\Lease-Amend     -  2  -     9/8/03

hcri\emeritus-ml\Lease-Amend     9/8/03
                      EXHIBIT G:  GOVERNMENT AUTHORIZATIONS
                         TO BE OBTAINED; ZONING PERMITS


                               [TENANT TO PROVIDE]

                         EXHIBIT H:  PENDING LITIGATION


                               [TENANT TO PROVIDE]

                    EXHIBIT I:  LIST OF LEASES AND CONTRACTS


                               [TENANT TO PROVIDE]

                     EXHIBIT J:  WIRE TRANSFER INSTRUCTIONS
                             HEALTH CARE REIT, INC.
                           WIRE TRANSFER INSTRUCTIONS


     KeyBank
BANK:     Cleveland,  Ohio

ABA  NUMBER:     041001039

ACCOUNT  NAME:     Health  Care  REIT,  Inc.

ACCOUNT  NUMBER:     353321001011

NOTIFY:     Michael  A.  Crabtree

PHONE:     (419)  247-2800

                        EXHIBIT K:  FINANCIAL STATEMENTS
                        FINANCIALS DELIVERED TO LANDLORD
                            [TO BE UPDATED BY TENANT]

 12/31/01 - 12 MONTH TREND     1/31/02 - 12 MONTH TREND     2/15/02 - RENT ROLLS
                                                            --------------------
NorthBay  at  Rancho Solano     NorthBay at Rancho Solano     NorthBay at Rancho
---------------------------     -------------------------     ------------------
Solano
------
Creston  Village     Creston  Village     Creston  Village
----------------     ----------------     ----------------
Canterbury  Ridge     Canterbury  Ridge     Canterbury  Ridge
-----------------     -----------------     -----------------
Loyalton  of Hattiesburg     Loyalton of Hattiesburg     Loyalton of Hattiesburg
------------------------     -----------------------     -----------------------

                   EXHIBIT L:  PAYMENT OF WORKING CAPITAL LOAN
                            ACQUISITION OF ANY ONE OF
        THE FOLLOWING FACILITIES:     AMOUNT OF WORKING CAPITAL LOAN DUE
        -------------------------     ----------------------------------
Fairfield  Facility;  Paso  Robles  Facility;  Urbana  Facility  or  Hattiesburg
                                                      Facility     $6,800,000.00
Flagstaff Facility; Phoenix Facility; Brandon Facility; Fort Myers Facility; Lakeland Facility; Sarasota Facility; Chubbuck Facility; Coeur D'Alene Facility; Pocatello Facility; Hagerstown Facility; Tewksbury Facility; Lakewood Facility; Ontario Facility; Anderson Facility; Lubbock Facility; Staunton Facility; Bellingham Facility; Federal Way Facility; Moses Lake Facility
                                                                  $11,500,000.00